Exhibit 10.1

The Mill Street Partnership LLP

Landlord

and

ViroPharma Limited

Tenant

and

ViroPharma Incorporated

Guarantor

Lease

in respect of

2nd Floor, Chatsworth House, Maidenhead

Prescribed Clauses

LR1. Date of Lease	May 14, 2008

LR2. Title number(s)
LR2.1 Landlord’s title number(s)	BK44940 and BK402085 and referred to elsewhere in this Lease as the Landlord’s Registered Title

LR2.2 Other title numbers	None

LR3. Parties to this Lease Landlord

The Mill Street Partnership LLP (Company Registration Number OC317500) whose registered office is at Stable Offices, Sudpre, Perry Hill, Worplesdon, Surrey GU3 3RB or such other person who is from time to time entitled to the reversion immediately expectant on the determination of this Lease (referred to elsewhere in this Lease as the Landlord).

Tenant

ViroPharma Limited Company Registration Number

6246349 whose registered office is at 55 Station Road, Beaconsfield, Buckinghamshire HP9 1QL and includes every person who is at any time the tenant under this Lease and, in the case of an individual, his personal representatives (referred to elsewhere in this Lease as the Tenant).

Guarantor	ViroPharma Incorporated a company registered in Delaware with company number 2435760 and with a registered office at 397 Eagleview Boulevard, Exton, Pennsylvania 19341 and having an address for service in the United Kingdom at the Premises.

LR4. Property	See definition of Premises in Clause 1.1.1. In the case of a conflict between this clause and the remainder of this Lease then, for the purposes of registration, this clause shall prevail.

LR5. Prescribed statements etc	None

LR6. Term for which the Property is leased	The term is as follows: 10 years beginning on and including the Term Commencement Date and ending on May 14, 2018 (referred to elsewhere in this Lease as the Term).

LR7. Premium	None

LR8. Prohibitions or restrictions on disposing of this Lease	This Lease contains a provision that prohibits or restricts dispositions.

LR9. Rights of acquisition etc

LR9.1 Tenant’s contractual rights to renew this Lease, to acquire the reversion or another Lease of the Property, or to acquire an interest in other land	None

LR9.2 Tenant’s covenant to (or offer to) surrender this Lease	None

LR9.3 Landlord’s contractual rights to acquire this Lease	None

LR10. Restrictive covenants given in this Lease by the Landlord in respect of land other than the Property	None

LR11. Easements

LR11.1 Easements granted by this Lease for the benefit of this Property	Schedule 1 Part 1

LR11.2 Easements granted or reserved by this Lease over the Property for the benefit of other property	Schedule 1 Part 2

LR12. Estate rentcharge burdening the Property	None

LR13. Application for standard form of restriction	Not applicable

LR14. Declaration of trust where there is more than one person comprising the Tenant	Not applicable

3

Particulars

Building:	The building known as Chatsworth House, Maidenhead, Berkshire and registered at the Land Registry under the Landlord’s Registered Title (referred to elsewhere in this Lease as the Building)

Term Commencement Date:	The date of this Lease

Rent:	From and including the Rent Commencement Date to and including 14 May 2010 the rent of sixty thousand and sixty pounds (£60,060) per annum and thereafter one hundred and twenty thousand one hundred and twenty pounds (£120,120) per annum or such other yearly rent agreed or determined pursuant to Schedule 4

Rent Commencement Date:	15 May 2009

Permitted Use:	As offices within Class B1(a) of the 1987 Order

Review Dates:	May 14 in the year 2013 and any date stipulated by virtue of paragraph 8.1 of Schedule 4

Internal Decorating Year:	Every fifth year

Break Date:	May 14, 2013

Table of Contents

1	Definitions and interpretation		3

	1.1	Definitions	3
	1.2	Interpretation	8
	1.3	Other	9

2	Demise and rents		9

3	Tenant’s covenants		10

	3.1	Rent	10
	3.2	Interest	10
	3.3	Rates and outgoings	10
	3.4	Landlord’s costs	11
	3.5	Indemnity	11
	3.6	VAT	12
	3.7	Repairs	12
	3.8	Maintenance and decoration	13
	3.9	Alterations	13
	3.10	Advertisements, signs and aerials	14
	3.11	Default notices	14
	3.12	End of the Term	15
	3.13	Use	15
	3.14	Prohibited uses, nuisance, overloading and regulations	16
	3.15	Encroachments, easements and third party rights	17
	3.16	Dealings	17
	3.17	Compliance with Legislation	22
	3.18	Substitute Guarantor	23
	3.19	Other obligations	24
	3.20	Registration at the Land Registry	24

4	Landlord’s covenants		24

	4.1	Quiet enjoyment	24
	4.2	Services	24

5	Insurance		24

	5.2	Landlord to insure	25
	5.3	Suspension of rent	25
	5.4	Reinstatement following damage	26
	5.5	Reinstatement prevented and option to terminate	26
	5.6	Tenant’s insurance obligations	27

6	Forfeiture		29

7	Guarantor covenants		30

8	Miscellaneous		30

	8.1	No implied easements	30
	8.2	Neighbouring Property	30
	8.3	Exclusion of statutory provisions	30
	8.4	Removal of Tenant’s effects	31
	8.5	Perpetuity period	31
	8.6	Exclusion of Landlord’s liability	31
	8.7	New tenancy	31
	8.8	General	31
	8.9	Entire agreement and exclusion of representations	32
	8.10	Notices	32
	8.11	Counterparts	33

i

8.12	Effect of document and governing law and jurisdiction	33
8.13	Consequences of termination	33
8.14	Break clause	33

Schedule 1 Part 1: Rights and easements granted		37

Schedule 1 Part 2: Exceptions and reservations		38

Schedule 1 Part 3: Deeds and documents affecting the Premises		40

Schedule 2: Covenants by Guarantor		41

1	Guarantee and indemnity	41
2	Liability of Guarantor	41
3	Disclaimer or forfeiture of Lease	41
4	Guarantor to enter into supplemental documents	42
5	Guarantor not to claim in competition or take security	42
6	Guarantor bound by proceedings	43
7	Address for service	43

Schedule 3 Part 1: Service Charge		44

1	Definitions	44
2	Landlord to provide Services	45
3	Tenant to pay Service Charge	46
4	Service Charge statement and adjustments	46
5	Landlord’s protection provisions	46

Schedule 3 Part 2: Service Costs		49

1	Complying with Landlord’s obligations	49
2	Retained Parts	49
3	Legal proceedings	49
4	Requirements of any authority	49
5	Insurance and legislation	50
6	Employment of staff and professionals	50
7	Other costs	50

Schedule 4: Rent Review		52

1	Definitions	52
2	Rent Review	54
3	Agreement or determination of the Reviewed Rent	54
4	Appointment and functions of the Review Surveyor	54
5	Costs of reference to the Review Surveyor	54
6	Appointment of new Review Surveyor	54
7	Interim payments pending determination	55
8	Rent restrictions	55
9	Memorandum of Reviewed Rent	55
10	Time not of the essence	55

ii

This Lease is dated and made between the parties specified in the Prescribed Clauses.

It is agreed as follows:

1	Definitions and interpretation

1.1	Definitions

1.1.1	In this Lease, unless the context otherwise requires, the following definitions apply:

Access Regulation means the regulations relating to the access and egress from the fourth floor plant room in the form annexed to this lease such regulations being subject to such change or amendment as the Landlord may make (acting reasonably and in the interests of good estate management) from time to time with such change or amendment being communicated to the Tenant in writing;

Act of Insolvency means any of the following:

(a)	in relation to a company, the:

(i)	the appointment of any type of liquidator, receiver, or trustee or an administrator, judicial custodian officer in respect of the company or its assets and/or undertaking;

(ii)	the winding up, liquidation (otherwise than as part of a genuine solvent reconstruction or amalgamation), administration, dissolution, or reorganisation of the company;

(b)	in relation to an individual:

(i)	the appointment of any type of receiver, or trustee or judicial custodian over the whole or any part of the individual’s assets;

(ii)	bankrupting or obtaining an interim order in respect of the individual;

(c)	in relation to any person (whether an individual or a company):

(i)	it is or is deemed for the purpose of any law or it admits to be unable to pay its debts or to be insolvent;

(ii)	it suspends making payments on any of its debts or it commences negotiations with any of its creditors with a view to rescheduling any of its indebtedness or the person proposes any form of arrangement with any of its creditors;

(iii)	any distress or execution being levied on any of the person’s assets;

(iv)	the person ceases to exist for any reason; or

(d)	any analogous proceedings or step is taken in any jurisdiction.

Acts of Terrorism has the meaning given to that phrase in section 2(2) Reinsurance (Acts of Terrorism) Act 1993.

Additional Rents means individually or collectively the sums reserved as rent in Clause 2.1.2 (Demise and Rents).

Authorised Guarantee Agreement means an authorised guarantee agreement as defined in section 16 of the 1995 Act in such form as the Landlord and Tenant may agree both parties acting reasonably.

Authorised Persons means servants, employees, contractors, workmen, agents, and licensees.

Authority means any statutory, public, local or other competent authority or a court of competent jurisdiction.

Building means the building described in the Particulars and includes Conduits owned by the Landlord which are within or which serve it and any alteration or addition to it or replacement of it from time to time during the Term;

Business Day means a day other than a Saturday or Sunday or a bank holiday or public holiday in England and Wales.

CDM Regulations means the Construction (Design & Management) Regulations 2007.

Common Facilities means any Facilities except those that are within and exclusively serve any Lettable Areas.

Common Parts means those amenities and/or parts of the Building from time to time during the Term provided by the Landlord for common use by the Landlord, the tenants and the other occupiers of the Building and those authorised by them.

Conduits means any existing or future media and ancillary apparatus for the passage of Utilities, substances, energy or information.

Contamination means the contamination or pollution (as defined by Environmental Law) of any land, water, air or the environment by any substance in, on, under or emanating from the Premises.

Corridor means the corridor shown hatched on Plan 1.

End of the Term means the date on which the Term actually ends (however determined).

Environmental Law means all Legislation relating to the environment and/or pollution of the environment (as those terms are defined in section 1 of the Environmental Protection Act 1990).

Extraneous Circumstances means any cause or circumstance beyond the Landlord’s reasonable control (including breakdown, failure, malfunction, inclement weather, shortages, strikes, labour disputes, malicious damage or Acts of Terrorism).

Facilities means such systems, facilities, equipment and Utilities as may from time to time be provided for the general amenity of the Building, including, to the extent provided from time to time:

(a)	those for security and surveillance; fire prevention; air conditioning, cooling and extraction; heating and ventilation; and

(b)	lifts; reception facilities; refuse facilities; communal nameplates and signs; car park equipment; public address and other communication facilities.

Group means a group of companies within the meaning of section 42 of the 1954 Act.

Guarantor means:

(a)	any person named as Guarantor in Prescribed Clause LR3; and/or

(b)	any person who guarantees compliance with the Tenant’s Covenants; and/or

(c)	the successors in title and assigns of any such person and, in the case of an individual, his personal representatives.

Insurance Rent means:

(a)	the whole of the sums that the Landlord pays from time to time for insuring against loss of the Rent and Additional Rents; and

(b)	a fair and reasonable proportion (determined by the Landlord acting reasonably) of the sums that the Landlord pays from time to time for insuring the Building (excluding tenants fixtures and fittings) against the Insured Risks and insuring third party and public liability at the Building;

and in each case such sums to include the proper cost of valuations for insurance purposes but provided that such valuations are not carried out more often than once in any period of two years.

Insured Risks means fire, storm, tempest, heave, subsidence, flood, lightning, impact, aircraft (other than hostile aircraft) and other aerial devices and articles dropped therefrom, riot, civil commotion and malicious damage, Acts of Terrorism, bursting or overflowing of water tanks, apparatus or pipes (but excluding such risks as the Landlord reasonably considers cannot be insured against in the UK market at a reasonable rate) and such other risks as the Landlord may in its reasonable discretion from time to time determine subject in each case to such exclusions, excesses, limitations and conditions as may be imposed by the insurers.

Interest means interest at the rate of three per cent (3%) per annum above the base rate from time to time of National Westminster Bank Plc, (or of such other UK clearing bank designated by the Landlord from time to time by giving Notice to the Tenant) both before and after any judgment, calculated on a daily basis from the date on which interest becomes chargeable on any payment due under this Lease to the date on which such payment is received in cleared funds.

Landlord’s Consent means consent permission or approval required under this Lease.

Landlord’s Interest means the Landlord’s interest in the Premises (but in Clause 3.10.2(b) (Advertisements, signs and aerials) means the Landlord’s interest in the Premises or the Building).

Lease means this Lease and any document supplemental to it or entered into pursuant to its terms (including any Authorised Guarantee Agreement).

Legislation means statute, statutory instrument, statutory guidance, treaty, regulation, directive, by-law, code of practice, guidance note, circular and common law for the time being in force.

Lettable Areas means accommodation in the Building from time to time let or intended to be let to occupational tenants or designed for letting or separate occupation.

Neighbouring Property means all parts of the Building (except the Premises) and other property adjoining or near the Premises or the Building.

Notice means written notice given by a Party to any other Party.

Outgoings means all rates, taxes, duties, assessments, impositions, duties, charges and other outgoings of any type payable, charged or assessed on property or the owner or occupier of property but taxes does not include VAT nor taxes imposed on the Landlord in respect of its ownership, rental income from or dealing with its interest in the Premises.

Particulars means the particulars appearing after the Prescribed Clauses at the front of this Lease.

Party means a party to this Lease and Parties means more than one Party.

Perpetuity Period means a period of 80 years from and including the Term Commencement Date.

Plans means the numbered plans attached to this Lease and references to individual plans are to the plans so numbered.

Planning Law means all Legislation relating to town and country planning.

Premises means the second Floor of the Building shown edged red on Plan 1 and forming part of the Building and includes:

(a)	the internal surfaces of all walls enclosing the said premises;

(b)	the internal surfaces of any loadbearing wall or column within the said premises;

(c)	all non-loadbearing walls within the said premises;

(d)	all ceilings of the said premises up to the level of (but excluding) the bottom of the joists, beams or slabs above them;

(e)	all floors and floorboards of the said premises down to the level of (but excluding) the tops of the joists, beams or slabs below them and all carpets, floor coverings or other floor finishes in the said premises;

(f)	the internal surfaces of all window frames and the glass in all windows of the said premises;

(g)	all internal and external doors and door frames belonging to the said premises;

(h)	all additions alterations and improvements to the said premises;

(i)	all fixtures and fittings from time to time in or on the said premises except those fixed by the Tenant which are generally regarded as tenant’s or trade fixtures;

(j)	all Conduits and Facilities within and exclusively serving the said premises;

but not including any part of the structure or the exterior of the Building.

Prescribed Clauses means the clauses numbered LR1 to LR14 inclusive at the front of this Lease and Prescribed Clause shall be interpreted accordingly.

Registration Event means individually or collectively the grant of this Lease, the occurrence of any Transaction or the grant, reservation or variation of any easements in this Lease.

Retained Parts means all parts of the Building which are not from time to time Lettable Areas including:

(a)	the structure, walls, foundations and roofs of the Building;

(b)	the Common Parts;

(c)	all windows frames (including mastic joints or seals) and window furniture (other than the internal surfaces);

(d)	office, storage and other accommodation reserved within the Building for the Landlords Authorised Persons;

(e)	parts of the Building reserved for the housing of plant, machinery and equipment for the supply of Utilities and/or for the provision of the Services;

(f)	Conduits (except any which are within and exclusively serve any Lettable Areas) and Common Facilities in each case in, on, over, under or serving the Building.

Review Dates means the review dates specified in the Particulars and Relevant Review Date shall be interpreted accordingly.

Service Charge has the meaning given in Schedule 3 .

Services has the meaning given in Schedule 3 .

Superior Landlord means any person(s) entitled to any estate or interest superior to the interest of the Landlord in the Building.

Surveyor means a person appointed by the Landlord to perform the function of a surveyor for any purpose of this Lease (including an employee of the Landlord or of a company in the same Group as the Landlord and any person appointed by the Landlord to collect the rents and manage the Building) but does not include the Review Surveyor defined in Schedule 4.

Transaction means any assignment, charge, sublease or any other devolution of this Lease or of any interest deriving from this Lease or any dealing with this Lease or the making of any other arrangement for the occupation of the Property.

Tenant’s Authorised Persons means the Authorised Persons of the Tenant together with any sub-tenant, or other occupier from time to time of the Premises and their respective Authorised Persons.

Tenant’s Covenants means the covenants (as defined in section 28(1) of the 1995 Act) in this Lease to be complied with by the Tenant.

Travel Plan means the interim workplace travel plan dated [            ] as varied from time to time made in respect of the Building.

Uninsured Risk means if it is or they are not an Insured Risk (save to the extent that the insurance has been invalidated or payment of insurance moneys is refused because of any act, neglect or default of the Tenant or the Tenant’s Authorised Persons) an Act of Terrorism or flooding caused directly or indirectly by the overflowing of the River Thames (including but not limited to flooding through drains caused by the overflow of the River Thames).

Utilities means water, gas, sewerage, electricity and telecommunications and such other supplies made to or consumed in the Building from time to time.

VAT means Value Added Tax as provided for in the Value Added Tax Act 1994 and any tax similar or equivalent to Value Added Tax or performing a similar fiscal function.

1954 Act means the Landlord and Tenant Act 1954.

1995 Act means the Landlord and Tenant (Covenants) Act 1995.

1987 Order means the Town and Country Planning (Use Classes) Order 1987 (as originally made).

2003 Order means the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003

1.2	Interpretation

In this Lease (except where the context otherwise requires):

1.2.1	any phrase introduced by the terms including, include, in particular or any similar expression shall be construed as being by way of illustration or emphasis only and shall not limit the generality of the preceding words;

1.2.2	reference to liabilities are to all liabilities of any nature whatsoever including actual or contingent liabilities, claims, demands, actions, proceedings, damages, losses, penalties, costs, fees and expenses and liability shall be construed accordingly;

1.2.3	reference to Legislation (except to the 1987 Order) is reference to it as it is in force for the time being taking account of any amendment, extension, re-enactment or replacement and includes any subordinate legislation (within the meaning of section 21(1) of the Interpretation Act 1978) for the time being made under it;

1.2.4	references to Clauses and Schedules are to clauses of and schedules to this Lease, and references to paragraphs are references to paragraphs of the Schedule in which the reference appears;

1.2.5	the table of contents and clause headings are for ease of reference only and shall not affect the construction of this Lease; and

1.2.6	reference to Neighbouring Property, the Building, the Common Parts, the Lettable Areas, the Premises or the Retained Parts shall include in each case each and every part of the same.

1.3	Other

1.3.1	The Prescribed Clauses, Particulars and Schedules form part of this Lease and have effect as if set out in full in the body of this Lease and any reference to this Lease includes the Prescribed Clauses Particulars and Schedules.

1.3.2	The expressions contained in the Particulars have the meanings set opposite them in the Particulars and expressions contained in the Prescribed Clauses have the meanings given to them in the Prescribed Clauses but in each case as further defined in Clause 1.1 (Definitions) where appropriate.

1.3.3	Any obligation on the Parties to do something includes an obligation to procure that it be done and any obligation not to do something includes an obligation not to suffer or permit such thing to be done and to take all necessary action to prevent an Authorised Person breaching such an obligation.

1.3.4	A reference to any right exercisable by the Landlord shall where the context allows, include the exercise of such right by any Superior Landlord and all persons properly authorised by the Landlord.

1.3.5	Where Landlord’s Consent is required under this Lease, such consent:

(a)	is conditional on the consent, permission or approval of any Superior Landlord and any mortgagee being given (if required under the terms of the relevant lease or mortgage); and

(b)	shall only be valid if given by formal deed of consent executed and delivered by the Landlord unless it is in writing signed by or on behalf of the Landlord and expressly states that the Landlord waives the requirement for a formal deed in that particular case.

2	Demise and rents

The Landlord demises with full title guarantee to the Tenant the Premises for the Term together with the rights and easements specified in Schedule 1 Part 1 except and reserving to the Landlord, any Superior Landlord and all others who may be or may become entitled, for the benefit of Neighbouring Property belonging to any of them now or at any time during the Perpetuity Period, the rights and easements specified in Schedule 1 Part 2 so far as they subsist and are capable of being enforced subject to (and where applicable with the benefit of) the provisions of the documents listed in Schedule 1 Part 3 and all rights, easements, quasi-easements, privileges, covenants, restrictions and stipulations affecting the Premises paying to the Landlord during the Term:

2.1.1	the Rent by equal quarterly payments in advance on the usual quarter days and proportionately for any period of less than a year, the first payment being a proportionate sum for the period from and including the Rent Commencement Date to the day before the quarter day following the Rent Commencement Date, and to be made on the Rent Commencement Date; and

2.1.2	within 11 Business Days and recoverable as rent:

(a)	the Insurance Rent;

(b)	the Service Charge; and

(c)	all other monies (including VAT) payable by the Tenant under this Lease.

3	Tenant’s covenants

The Tenant covenants with the Landlord throughout the Term to comply with the requirements of this Clause 3 (Tenant’s Covenants).

3.1	Rent

3.1.1	The Tenant shall pay the Rent and Additional Rents at the times and in the manner specified in this Lease.

3.1.2	The Tenant shall not exercise or seek to exercise any right or claim to legal or equitable set-off, or to withhold payment of any of the Rent or Additional Rents.

3.1.3	The Tenant shall pay the Rent by banker’s order or credit transfer to any bank account in the United Kingdom designated by the Landlord, if the Landlord gives the Tenant Notice to that effect.

3.2	Interest

The Tenant shall pay Interest on:

(a)	any Rent (whether or not formally demanded) and VAT on the Rent if applicable which remains unpaid after the date when payment is due; and

(b)	any Additional Rents which are not paid within 10 Business Days after the date when payment is due.

3.3	Rates and outgoings

3.3.1	The Tenant shall pay and indemnify the Landlord against:

(a)	All Outgoings payable in respect of the Premises and the fair and reasonable proportion properly attributable to the Premises of any Outgoings payable in respect of any premises (including the Building) of which the Premises form part;

(b)	all charges for supplies of Utilities to the Premises during the Term, including any connection charges, standing charges and meter rents; and

(c)	any loss of rating (or similar) relief which the Landlord suffers if such relief is given to the Tenant in relation to any period before the End of the Term.

3.3.2	The Tenant shall not:

(a)	agree any rateable value for the Premises without the Landlord’s Consent (such consent not to be unreasonably withheld or delayed);

(b)	appeal against any rateable value assessed or imposed in relation to the Premises without the Landlord’s Consent (such consent not to be unreasonably withheld or delayed) and, if the Landlord appeals against any such rateable value, the Tenant shall promptly give to the Landlord such assistance at the Landlord’s cost for the pursuit of such appeal as the Landlord requests.

3.4	Landlord’s costs

The Tenant shall pay within 5 Business Days of demand and indemnify the Landlord against all costs, fees, charges, disbursements and expenses properly incurred by the Landlord including those payable to solicitors, counsel, architects, surveyors, bailiffs and the Landlord’s internal management fee in relation to or in contemplation of:

(a)	the preparation (in reasonable contemplation of proceedings) and service of a notice or any proceedings under sections 146 or 147 of that Law of Property Act 1925 even if forfeiture is avoided otherwise than by relief granted by the Court;

(b)	the preparation (in reasonable contemplation of proceedings) and service of any notice pursuant to section 6 Law of Distress Amendment Act 1908 or under section 17 of the 1995 Act;

(c)	the preparation and service of notices and schedules relating to wants of repair whether served during or after the End of the Term provided that the notices or schedules are received within 5 months of the End of the Term;

(d)	the recovery or attempted recovery of arrears of Rent or Additional Rents due from the Tenant or in remedying any breach of the Tenant’s Covenants;

(e)	any application for consent or approval made necessary by this Lease whether or not consent or approval is granted or the application is withdrawn provided that the Tenant is not required to pay any such costs, fees, changes, disbursements and expenses where consent is unreasonably withheld or delayed or made subject to an unreasonable condition where the Landlord is under an obligation not to unreasonably withhold or delay its consent;

(f)	the supervision by the Landlord of any works which the Tenant is obliged to carry out pursuant to any of the provisions of this Lease;

Provided that in respect of paragraph (e) and (f) the Tenant is only required to indemnify the Landlord against reasonable and proper legal and agent’s fees.

3.5	Indemnity

The Tenant shall indemnify and keep the Landlord fully indemnified against all liabilities arising directly or indirectly out of:

(a)	the state of repair or use or condition of the Premises for which the Tenant is responsible under the terms of this Lease;

(b)	any breach of the Tenant’s Covenants or any act, default or negligence of the Tenant or the Tenant’s Authorised Persons;

(c)	the sale of any property in accordance with Clause 8.4 (Removal of Tenant’s Effects)which is made in the bona fide mistaken belief (which shall be presumed unless proved otherwise) that such property belonged to the Tenant; or

(d)	all works (whether voluntary or required by a remediation notice) required to be carried out (whether before or after the End of the Term) under Environmental Law by reason of anything done or omitted to be done at the Premises by the Tenant or the Tenant’s Authorised Persons during the Term or other period of occupation by the Tenant;

Provided that the Landlord shall use reasonable endeavours to mitigate its loss.

3.6	VAT

3.6.1	The consideration for any supply made by the Landlord under this Lease is exclusive of VAT.

3.6.2	The Tenant shall pay to the Landlord an amount equal to any applicable VAT in addition to any such consideration at the same time and in the same manner as that consideration and the Landlord shall provide the Tenant with a valid VAT invoice in respect of such costs within 14 days of payment.

3.6.3	In every case where the Tenant is required to reimburse the Landlord for any payment made by the Landlord under the terms of or in connection with this Lease, the amount to be reimbursed shall include an amount equal to the amount of any VAT payable by the Landlord on that payment, except to the extent that the Landlord can recover that VAT as input tax.

3.7	Repairs

The Tenant shall:

(a)	keep the Premises in good and substantial repair and condition;

(b)	replace with new items of equivalent quality (when new) any Landlord’s fixtures and fittings which at any time during the Term become missing, damaged, broken or destroyed;

(c)	without prejudice to the generality of Clauses 3.7(a) (Repairs) and 3.7(b) (Repairs) replace the carpets whenever necessary and in any case at the End of the Term with carpets of equivalent quality (when new) and of a design and colour approved by the Landlord (approval not to be unreasonably withheld); and

(d)	carry out works of repair of the Premises under this Clause 3.7 (Repairs) in accordance with relevant manufacturers’ or installers’ instructions;

but the Tenant shall not be liable to repair or make good damage to the Premises by the Insured Risks, (except to the extent that the insurance has been invalidated or payment of insurance moneys is refused because of any act, neglect or default of the Tenant or the Tenant’s Authorised Persons) or the Uninsured Risks.

3.8	Maintenance and decoration

The Tenant shall:

(a)	keep the Premises clean and tidy and decorated to a high standard;

(b)	properly prepare, treat and decorate all internal parts of the Premises in every Internal Decorating Year and in the last three months before the End of the Term;

(c)	carry out all preparation, treatment and decoration in a good and workmanlike manner such preparation, treatment and decoration in the last three months of the Term to be in colours and with materials previously approved by the Landlord (such approval not to be unreasonably withheld or delayed).

(d)	clean the insides of all windows and window frames and all other glass in the Premises at least once in three months;

(e)	replace as soon as practicable all broken or damaged glass in or forming part of the Premises with glass of the similar specification; and

(f)	ensure that all mechanical installations and equipment (including any Facilities) forming part of the Premises are regularly inspected and maintained in each case by a qualified person in accordance with any relevant manufacturers’ or installers’ instructions notified to the Tenant in writing and at intervals recommended by the manufacturer.

3.9	Alterations

3.9.1	The Tenant shall not:

(a)	alter or interfere with any part of the Building which is not included in the Premises; nor

(b)	make any alteration or addition to the Premises unless permitted by this Clause 3.9 (Alterations).

3.9.2	The Tenant may make the following alterations with the Landlord’s Consent (such consent not to be unreasonably withheld or delayed) and subject to complying with any requirement the Landlord specifies under Clause 3.9.3 (Alterations):

(a)	an alteration to the interior of the Premises which does not alter or in any way affect the whole or any part of the structure of the Building;

(b)	the installation of or an alteration to any Conduits or Facilities forming part of the Premises provided that access to any Conduits or Facilities is not hindered and such installation or alteration is made in accordance with the requirements of any appropriate body specified by the Landlord; and

(c)	such alterations as the Tenant may be obliged to carry out pursuant to or in anticipation of any Legislation.

Provided that it is acknowledged that the Landlord shall be entitled to withhold consent if the effect of the alteration will or is likely to have a negative impact on the energy performance of the Building and/or the Premises and provided further no such consent will be required for the erection or removal of non-structural demountable partitioning provided that all such works are carried out in a good and workmanlike manner and written notice of the partitions together with a plan showing the partitions are given to the Landlord within 8 weeks of the work commencing.

3.9.3	Before giving consent under Clause 3.9.2 (Alterations) the Landlord may require:

(a)	the submission to the Landlord of drawings and specifications (in triplicate) showing the proposed alteration; and

(b)	the execution of the formal licence to carry out the proposed alteration, in such form as the Landlord reasonably requires and which may include a covenant for the reinstatement of the Premises at the End of the Term or if this Lease is renewed, at the end of the term (however determined) granted by such renewal lease, and such assurances, warranties and further covenants as the Landlord reasonably requires.

3.9.4	If alterations or additions are made to give Notice to the Landlord promptly following completion of the cost of the works for insurance purposes.

3.9.5	The Tenant shall on request provide the Landlord with such information relating to any alterations it has made or is to make to the Premises as is reasonably required by the Landlord to enable the Landlord to assess the impact of such alterations on the energy performance of the Building and/or the Premises.

3.10	Advertisements, signs and aerials

3.10.1	Unless permitted by Schedule 1 Part 1 the Tenant shall not exhibit so as to be visible from outside the Premises, any flag, aerial, mast, satellite dish, advertisement, television, moving display, poster, notice or other sign or thing.

3.10.2	The Tenant shall:

(a)	display and maintain all notices which the Landlord may from time to time reasonably require to be displayed at the Premises; and

(b)	permit the Landlord at all reasonable times on giving at least 48 hours’ prior written notice to enter the Premises and affix and retain on suitable parts of the Premises (but not so as to materially affect the access of light and air to the Premises) notices (during the last six months of the Term) for reletting the Premises and (at any time during the Term) for selling the Landlord’s Interest and shall not remove or obscure such notices and shall permit all persons with the written authority of the Landlord to view the Premises at reasonable hours in the daytime on prior appointment.

3.11	Default notices

3.11.1	If the Landlord gives to the Tenant Notice of any defects, wants of repair or breaches of the Tenant’s Covenants, the Tenant shall within one month of such Notice, or as soon as reasonably practicable in an emergency, begin and then diligently continue to comply with such Notice to the reasonable satisfaction of the Landlord.

3.11.2	If the Tenant fails to comply with the provisions of Clause 3.11 (Default notices), or fails to complete compliance with the relevant Notice (to the reasonable satisfaction of the Landlord) within three months (or such other shorter period which is reasonable in the circumstances), the Landlord may enter the Premises and carry out all or any of the works referred to in the Notice and the Tenant shall pay to the Landlord on demand as a debt all costs and expenses (including professional fees) thereby incurred.

3.12	End of the Term

3.12.1	Immediately prior to the End of the Term the Tenant shall at its own cost:

(a)	remove from the Premises any sign, writing or painting of the name or business of the Tenant or the occupiers of the Premises and all tenant’s fixtures, fittings, furniture, plant, machinery and effects and make good to the Landlord’s reasonable satisfaction all damage caused by such removal;

(b)	ensure that wherever any items removed in accordance with this Clause 3.12.1 (End of the Term) are connected to or take supplies from any Utilities, they are disconnected and made safe; and

(c)	except to the extent released from this obligation by a Notice from the Landlord to that effect remove and make good all alterations and additions made to the Premises during or prior to the Term and well and substantially reinstate the Premises and hand them back to the Landlord in the condition required by the Tenant’s obligations in this lease.

3.12.2	At the End of the Term the Tenant shall deliver all keys of the Premises to the Landlord and yield up the Premises to the Landlord with vacant possession and in a state of repair and condition and in all other respects in compliance with the Tenant’s Covenants.

3.12.3	Promptly after the End of the Term (and notwithstanding that the Term has ended) the Tenant shall make an application to:

(a)	remove all entries on the Landlord’s Registered Title relating to this Lease or the easements granted by this Lease; and

(b)	where the title to this Lease is registered at the Land Registry, close the registered title of this Lease;

and in each case the Tenant shall deal promptly and properly with any requisitions raised by the Land Registry in connection with such application and keep the Landlord informed of the progress and completion of the same.

3.13	Use

3.13.1	The Tenant shall not use the Premises except for the Permitted Use.

3.13.2	The Tenant shall secure the Premises against intrusion when not in use and shall not leave the Premises continuously unoccupied for more than 28 consecutive days without both notifying the Landlord and providing or paying for such reasonable caretaking or security arrangements as the Landlord may reasonably require in order to protect the Premises from vandalism, theft or unlawful occupation.

3.13.3	The Tenant shall ensure that the Landlord has written notice of the name, home address and home telephone number of at least two keyholders of the Premises and shall provide the Landlord with a set of keys to the Premises to enable the Landlord to enter the Premises for security purposes or in an emergency.

3.14	Prohibited uses, nuisance, overloading and regulations

3.14.1	The Tenant shall not:

(a)	do anything in or about the Premises or the Building which is a nuisance or which causes danger or damage to the Landlord or to the owners, tenants or occupiers of Neighbouring Property, or which would be detrimental to the value of the Premises or the Building;

(b)	emit from the Premises any noise, vibration, smell, fumes, smoke, dust, soot, ash, grit or any noxious or deleterious substances, or effluvia;

(c)	discharge into any Conduits any noxious or deleterious substance or any substance which would obstruct any Conduits, or would be or become a source of danger, or would cause damage or injury to any person or be deleterious to health, or which would harm the Premises or any Neighbouring Property or any Conduits;

(d)	overload the floors of the Premises or suspend any excessive weight from the roofs, ceilings, walls or structure of the Building nor overload the Conduits, Utilities or Facilities in or serving the Premises or the Building;

(e)	not do anything which may subject the Premises or the Building to any strain beyond that which they are designed to bear (with due margin for safety);

(f)	in relation to the Premises, their use or occupation do or omit to do anything by reason of which the Landlord may incur any legal liability;

(g)	use the Premises for any public or political meeting, nor for any noisy, offensive, dangerous or noxious trade, business or occupation, nor for any illegal or immoral purpose, nor for residential or sleeping purposes;

(h)	invite the public generally, or any specified section of it, to come to the Premises (except by prior appointment) nor use the Premises for a purpose which attracts casual callers nor hold any auction on the Premises;

(i)	conduct on the Premises any gambling, betting or gaming;

(j)	play or use any musical instrument, loud speaker, sound amplification equipment or similar apparatus in such a manner as to be audible outside the Premises;

(k)	keep or operate in or on the Premises any machinery which is unduly noisy or causes vibration or which causes undue disturbance to the owners or occupiers of any Neighbouring Property.

(l)	load or unload any goods arriving at or dispatched from the Premises in such a way that access to or egress from any Neighbouring Property is obstructed;

(m)	load, unload, or accept the delivery or despatch of goods other than via the entrances designated for such purposes and at the times reasonably stipulated by the Landlord;

(n)	use the service areas for loading or unloading at times other than those reasonably stipulated by the Landlord;

(o)	bring onto or keep on the Premises, or do or omit to do, any thing which might increase the risk of damage or destruction to the Building; or

(p)	deposit any waste, rubbish or refuse on the Common Parts or on any other part of the Building other than in proper receptacles provided for the purpose.

3.14.2	The Tenant shall:

(a)	promptly take all necessary action to abate any nuisance which occurs at the Premises;

(b)	take reasonable precautions to avoid water freezing in the Conduits within the Premises;

(c)	make available for collection refuse as and when reasonably specified from time to time by the Landlord;

(d)	comply with such reasonable regulations in connection with the use and operation of the Premises and/or the Building as are made by the Landlord from time to time and communicated to the Tenant in writing;

(e)	not smoke in the Premises and/or the Building and procure that all the Tenant’s Authorised Persons do not smoke at the Premises and/or the Building.

3.15	Encroachments, easements and third party rights

3.15.1	The Tenant shall not stop up or obstruct any window or light belonging to the Premises and shall not permit any new window, light, opening, doorway, passage, Conduits or other encroachment or easement to be made or acquired into, on or over the Premises and if any person attempts to make or acquire any encroachment or easement the Tenant shall immediately on becoming aware of it give Notice to the Landlord and at the request of the Landlord and at the cost of the Landlord shall adopt such means as the Landlord may require for preventing any such encroachment or the acquisition of any such easement.

3.15.2	Without prejudice to the provisions of Clause 3.16 (Dealings), the Tenant shall not grant any right in favour of any third party that may continue after the End of the Term (including any right in favour of a communications supplier).

3.16	Dealings

3.16.1	Definitions

In this Clause the following definitions apply:

Assignee means a person to whom the Tenant proposes to assign the whole of the Premises.

Circumstances means individually or collectively the following circumstances that are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927:

(a)	the Rent and (if due and properly demanded) the Service Charge remains unpaid;

(b)	the Assignee is not a Qualifying Person.

Conditions means individually or collectively the following conditions that are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927:

(a)	the Assignee has, if reasonably required by the Landlord, procured that two individuals who are acceptable to the Landlord (acting reasonably) or a company which is a Qualifying Person have or has covenanted by deed with the Landlord as guarantor for the Assignee as set out in Schedule 2;

(b)	the Assignee has if reasonably required by the Landlord, deposited with the Landlord as security for the Assignee’s performance of the Tenant’s Covenants a sum equivalent to six months’ Rent and applicable VAT;

(c)	the Tenant has entered into an Authorised Guarantee Agreement;

(d)	none of the Circumstances apply between the date of the Tenant’s written application for consent to an assignment of the Premises to the Assignee and the date of the proposed assignment.

Permitted Part means a part of the Premises which is capable of being occupied and used as a separate self contained unit of accommodation without adversely affecting the value of the Landlord’s Interest.

Permitted Sublease means a sublease which:

(a)	is granted without any fine or premium;

(b)	reserves a yearly rent, payable in advance on the usual quarter days, at least as high as the rent which the Tenant ought reasonably to obtain in the open market and provides for the review of the yearly rent at the same times and on the same basis as in this Lease;

(c)	requires the Subtenant to obtain the Landlord’s Consent to an assignment of the Premises comprised in the sublease and requires the assignee on any such assignment to enter into direct covenants with the Landlord to the same effect as those in Clause 3.16.5(b)(i) (Subletting);

(d)	is in the same form as this Lease (except as to Rent) and except that any further subletting of the Premises (whether in whole or in part) shall be prohibited;

(e)	contains provisions for the payment by the Subtenant of a proper proportion of the Additional Rents;

(f)	contains a covenant by the subtenant to perform the Tenant’s Covenants in this Lease (except the covenant to pay the rent); and

(g)	in the case of a subletting of a Permitted Part, would not if granted produce more than two exclusively occupied units of accommodation in the Premises at any one time during the Term.

Qualifying Person means a person who is able to demonstrate to the reasonable satisfaction of the Landlord that it is able to meet all of the Tenant’s Covenants (and an Assignee shall be treated as a Qualifying Person if a Qualifying Person acts as Guarantor for the Assignee and covenants with the Landlord in the terms set out in Schedule 2).

Subtenant means a person to whom the Tenant proposes to sublet the whole of the Premises.

3.16.2	Prohibitions on Dealings

Unless permitted by this Clause 3.16 (Dealings) the Tenant shall not do any of the following:

(a)	assign or sublet the Premises;

(b)	mortgage or charge the Premises;

(c)	hold the Premises expressly or impliedly on trust for another person;

(d)	part with possession or occupation of the Premises;

(e)	share possession or occupation of the Premises; or

(f)	allow anyone other than the Tenant, any lawful subtenant or their respective officers and employees to occupy the Premises.

3.16.3	Assignment

(a)	The Tenant shall not assign part (as distinct from the whole) of the Premises.

(b)	The Tenant may assign the whole of the Premises with the Landlord’s Consent (such consent not to be unreasonably withheld or delayed).

(c)	The Landlord may withhold its consent to an assignment in any of the Circumstances and may grant its consent to an assignment subject to any or all of the Conditions.

(d)	The Landlord may if it is reasonable to do so withhold its consent to an assignment in circumstances other than the Circumstance (provided that the additional circumstances are reasonable) and impose other reasonable conditions instead of or as well as the Conditions.

3.16.4	Charging

(a)	The Tenant shall not mortgage or charge a part (as distinct from the whole) of the Premises.

(b)	The Tenant may mortgage or charge the whole of the Premises to a bank or another financial institution for a bona fide commercial purpose, with the Landlord’s Consent (such consent not to be unreasonably withheld or delayed).

3.16.5	Subletting

(a)	The Tenant shall not sublet part (as distinct from the whole) of the Premises unless it is a Permitted Part.

(b)	The Tenant may sublet the whole of the Premises or a Permitted Part with the Landlord’s Consent (such consent not to be unreasonably withheld or delayed) if:

(i)	the Subtenant has covenanted by deed with the Landlord, in such form as the Landlord requires, that the Subtenant will comply with the Tenant’s Covenants (except the covenant to pay the Rent) and the lessee’s covenants (as defined in section 28(1) of the 1995 Act) in the sublease from the date the sublease is granted until the Subtenant is released from those covenants by virtue of section 5 of the 1995 Act;

(ii)	the Subtenant (if the Landlord so reasonably requires) has procured that two individuals who are acceptable to the Landlord (acting reasonably) or a company which is a Qualifying Person, covenants by deed with the Landlord, as guarantor for the Subtenant as set out in Schedule 2;

(iii)	the subletting is by way of a Permitted Sublease;

(iv)	before the Sublease is completed, or, if earlier, before the Subtenant becomes contractually bound to take the sublease, the sublease is validly excluded from the operation of sections 24 to 28 (inclusive) of the 1954 Act in accordance with the provisions of section 38A of the 1954 Act and the relevant Schedules of the 2003 Order;

(v)	the Tenant has produced to the Landlord adequate evidence of such valid exclusion as referred to in Clause 3.16.5(b)(iv) (Subletting); and

(vi)	there is no material change in circumstances between the date of the Tenant’s written application for consent to sublet to the Subtenant and the date of the proposed Sublease which would enable the Landlord to withhold its consent if a fresh application were then made.

(c)	The Tenant shall:

(i)	enforce and shall not waive or vary the provisions of a sublease;

(ii)	not enter into any collateral deed, side letter or other arrangement varying, or relieving the Subtenant from any obligation in the sublease, or allowing any reduction in the rents reserved by the sublease;

(iii)	operate at the relevant times the rent review provisions contained in every sublease with due regard to the Landlord’s Interest and shall obtain the Landlord’s Consent (such consent not to be unreasonably withheld or delayed) before agreeing a reviewed rent;

(iv)	if the rent review under a sublease is to be determined by a surveyor pursuant to the review provisions of the sublease not to permit the nomination of or agree to the identity of the surveyor without the Landlord’s Consent (such consent not to be unreasonably withheld or delayed) and shall procure that the Landlord’s reasonable representations as to the rent payable are made to such surveyor); and

(v)	(if the Tenant exercises its option to terminate this Lease in accordance with Clause 8.14 (Break clause)) immediately exercise its option to terminate each sublease and obtain vacant possession of the Premises on or before the End of the Term of this Lease; and

(vi)	upon the determination of any sublease (however it occurs) not accept any rent from any subtenant or permit it to hold over or acknowledge any tenancy but immediately take all necessary steps at the Tenant’s expense to secure possession of the sublet premises.

3.16.6	Group sharing

(a)	The Tenant may share occupation of the Premises with a company in the same Group as the Tenant if:

(i)	no tenancy is created;

(ii)	the Landlord receives within 15 Business Days of such sharing beginning Notice of the identity of the company sharing occupation and the address of its registered office; and

(iii)	any rent or other payment received by the Landlord from the company in the same Group is paid by it as agent for the Tenant.

(b)	The right of a company in the same Group as the Tenant to share occupation of the Premises with the Tenant under this Clause 3.16.6 (Group sharing) terminates on the company and the Tenant ceasing to be in the same Group and Notice must be given to the Landlord if that happens as soon as reasonably practicable.

3.16.7	Transactions

The Tenant shall no later than 20 Business Days after a Transaction:

(a)	give Notice of the Transaction to the Landlord’s solicitors;

(b)	produce to the Landlord’s solicitors for registration the original or a certified copy of the document effecting or evidencing the Transaction (together with a copy of any Authorised Guarantee Agreement, made pursuant to Clause 3.16.3(c) (Assignment));

(c)	in the case of a sublease in respect of which the provisions of sections 24 to 28 (inclusive) of the 1954 Act have been excluded, a certified copy of both the notice served by the landlord thereunder and of the tenant’s declaration or statutory declaration in response pursuant to section 38A of that Act); and

(d)	pay such reasonable registration fee as the Landlord’s solicitors may require, being not less than £30 (plus VAT).

3.16.8	Disclosing information

The Tenant shall:

(a)	notify the Landlord of any change of name, address or registered office of the Tenant or any Guarantor as soon as reasonably practicable;

(b)	promptly give the Landlord full details of all derivative interests in the Premises, including details of the actual user, rents, rent reviews and service and maintenance charges payable in respect of them;

(c)	give the Landlord such further information relating to such derivative interests as the Landlord (acting reasonably) may properly require (including names, addresses and telephone numbers of the keyholders of the Premises) provided that the Tenant need not disclose such information where it is by statute prohibited to give or provide such information to the Landlord; and

(d)	provide the Landlord on request with such information as the Landlord shall reasonably require relating to the Premises and the Tenant’s use of them so as to enable the Landlord to assess the energy performance of the Premises and/or the Building and to allow the Landlord and those authorised by it to have access to the Premises and to any plans, metre readings and energy consumption figures relating to the Premises and the Tenant shall co-operate with the reasonable requirements of any energy assessor appointed by the Landlord provided that the Tenant need not disclose such information where it is by statute prohibited to give or provide such information to the Landlord.

3.17	Compliance with Legislation

3.17.1	The Tenant shall:

(a)	comply with all Legislation applicable to:

(i)	the Premises and/or their occupation and use and/or the employment of people in them;

(ii)	the Tenant’s use of other parts of the Building; and

(iii)	any works carried out at the Premises;

and this obligation shall include without limitation an obligation to comply with the requirements of the Travel Plan so far as they relate to the Premises and including without limitation the obligation to provide and implement the Tenant’s own travel plan for the Premises.

(b)	promptly give to the Landlord:

(i)	Notice of any damage to or defect in the Premises which might give rise to any obligation, duty of care or liability on the Landlord pursuant to any Legislation or otherwise; and

(ii)	a copy of any notice, communication, order or direction (or a proposal for any of the same) given pursuant to Legislation and received by the Tenant which is capable of adversely affecting the Landlord’s Interest and at the Landlord’s request and cost, the Tenant shall make or join with the Landlord in making such objection or representation against it as the Landlord shall (acting reasonably) deem expedient.

3.17.2	The Tenant shall not:

(a)	apply for nor implement any planning permission or other planning consent unless the Landlord’s Consent to such application, permission or consent has been given (which consent shall not be unreasonably withheld or delayed where such application, permission or consent relates to works permitted by the Landlord under Clause 3.9 (Alterations)); nor

(b)	enter into any planning obligation under section 106 of the Town and Country Planning Act 1990 or any planning contribution under section 46 of the Planning and Compulsory Purchase Act 2004.

3.17.3	Where a planning permission in respect of the Premises or the use of the Premises imposes conditions the Landlord may before giving consent to its implementation require the Tenant:

(a)	to provide reasonable security for compliance with the conditions; and

(b)	to undertake that if it implements the planning permission it will carry out before the End of the Term all works which the planning conditions require.

3.17.4	The Tenant shall not cause or permit any Contamination of the Premises or the Building or any Neighbouring Property and shall promptly give to the Landlord Notice of any breach or material non-compliance with Environmental Law in relation to the Premises and/or the Permitted Use.

3.17.5	The Tenant shall comply with the requirements and recommendations of the fire authority and the insurers of the Building in relation to fire precautions affecting the Premises and the reasonable recommendations of the Landlord in respect of the same.

3.17.6	The Tenant shall not obstruct the access to or means of working of any fire fighting and extinguishing equipment or the means of emergency or fire escape from the Premises.

3.17.7	The Tenant shall comply with its obligations under the CDM Regulations, including all requirements in relation to the provision and maintenance of a health and safety file.

3.17.8	The Tenant shall supply all information to the Landlord that the Landlord reasonably requires from time to time to comply with the Landlord’s obligations under the CDM Regulations.

3.18	Substitute Guarantor

If an Act of Insolvency occurs in relation to any Guarantor then the Tenant shall within 10 Business Days of becoming aware of such occurrence give Notice of that fact to the Landlord and, if the Landlord so requires, the Tenant shall within 25 Business Days of service of such Notice procure that some other person reasonably acceptable to the Landlord executes and delivers to the Landlord a deed containing a covenant with the Landlord as a primary obligation in the same terms as those entered into by the relevant Guarantor .

3.19	Other obligations

The Tenant shall comply with the agreements, covenants, restrictions and stipulations referred to in the deeds and documents listed in Schedule 1 Part 3 so far as they relate to the Premises and are still subsisting and capable of taking effect and permit the Landlord and any other person authorised by the terms of such deeds and documents to enter the Premises and do anything on the Premises required to be done under such deeds and documents.

3.20	Registration at the Land Registry

As soon as reasonably practicable following the grant of this Lease, the Tenant shall apply to register this Lease at the Land Registry. The Tenant shall ensure that any requisitions raised by the Land Registry in connection with that application are dealt with promptly and properly. Within one month after completion of the registration, the Tenant shall send the Landlord official copies of its title.

4	Landlord’s covenants

The Landlord covenants with the Tenant throughout the Term to comply with the requirements of this Clause 4 (Landlord’s Covenants).

4.1	Quiet enjoyment

The Tenant may quietly enjoy the Premises during the Term without any lawful interference by the Landlord or any person lawfully claiming under or in trust for the Landlord.

4.2	Services

To observe and perform its obligations in Schedule 3 .

4.3	Corridor

To keep the Corridor clear and free from obstruction at all times.

4.4	Travel Plan

To appoint a Travel Plan Co-ordinator (as defined in the Travel Plan) for the Building and to comply with the obligations on the part of the freehold owner in the Travel Plan and the Landlord covenants to include in any new lease of the Building to an occupier similar obligations on the part of the tenant as to the Travel Plan as are imposed on the Tenant in this Lease (including without limitation the obligation to provide and implement a tenant specific travel plan in respect of each such tenant’s demise) and to use reasonable endeavours to enforce such obligations.

5	Insurance

5.1.1	In this Clause 5 (Insurance) Loss of Rent Period means the period of three years or such longer period as the Landlord (acting reasonably) has insured loss of the Rent pursuant to Clause 5.2.1(b) (Landlord to insure)), such period commencing on the date of the specified damage.

5.1.2	The Landlord and the Tenant covenant with each other throughout the Term to comply with the requirements of this Clause 5 (Insurance).

5.2	Landlord to insure

5.2.1	The Landlord covenants to insure against loss or damage by the Insured Risks with an insurer of repute (except to the extent that the insurance is invalidated by any act or default of the Tenant or the Tenant’s Authorised Persons) such insurance covering:

(a)	the Building (excluding tenant’s fixtures and fittings) for a sum equal to the full cost of reinstatement assuming total loss, including professional fees, the cost of obtaining all necessary consents, site clearance costs and ancillary costs, all applicable VAT and an appropriate allowance for inflation but the Landlord shall not be required to include in such estimate the cost of any alteration or addition to the Premises carried out by the Tenant unless the Tenant has given the Landlord Notice in accordance with Clause 3.9.4 (Alterations).

(b)	the loss of the Rent (plus any applicable VAT) which the Landlord estimates to be payable under this Lease (taking account of any review of the Rent which may become due under this Lease) for three years or such longer period as the Landlord from time to time considers sufficient to complete the reinstatement of the Building following a total loss; and

(c)	third party and public liability at the Building for such sum as the Landlord considers prudent from time to time (provided that such sum is not less than £5 million).

5.2.2	The Landlord shall produce to the Tenant at their request (but no more than once a year) reasonable evidence of the terms of the insurance policy and the fact that the policy is in force.

5.2.3	The Landlord shall use its reasonable endeavours to procure that:

(a)	the Landlord’s insurers waive all rights of subrogation against the Tenant or any other lawful occupier;

(b)	a note of the Tenant’s interest is noted on any insurance policy (either specifically or by a general provision to the effect that all lessees’ interests in the Building covered by the policy are deemed to be noted); and

(c)	the insurance policy shall contain a non invalidation clause providing that the insurance policy shall not be avoided by any act or omission or by alteration by which the risk of destruction or damage is increased unknown or beyond the control of the Landlord.

5.3	Suspension of rent

5.3.1	If the Building or any part of it is damaged by any of the Insured Risks so that the Premises are unfit for use and occupation or inaccessible then the Rent and Service Charge or a fair proportion of it according to the nature and extent of the damage sustained shall be suspended until the earlier of:

(a)	the Premises being fit for use and occupation and accessible; and

(b)	the expiry of the Loss of Rent Period;

but this shall not apply if the insurance has been invalidated or payment of any insurance moneys refused as a result of some act or default of the Tenant or the Tenant’s Authorised Persons.

5.3.2	Dispute over the amount or duration of the Rent to be suspended shall be settled by a single arbitrator appointed by agreement between the Landlord and the Tenant or otherwise (on the application of either Party) by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors (or any successor organisation) in accordance with the Arbitration Act 1996.

5.4	Reinstatement following damage

5.4.1	Save in any of the circumstances referred to in Clause 5.5.1 (Reinstatement prevented and option to terminate) if the Building or any part of it is damaged by any of the Insured Risks, the Landlord shall use reasonable endeavours to obtain any labour permits, planning permissions bye-law and other approvals and consents which are necessary to enable the Building to be rebuilt or reinstated and shall promptly apply all insurance moneys received (other than any in respect of loss of the Rent (plus any applicable VAT)) in clearing the site and reinstating the Building or the parts, as the case may be, damaged with such premises as the Landlord elects to build, but so that the Premises are of a substantially commensurate size and with amenities no worse than they were prior to the damage.

5.4.2	If the Premises are wholly or substantially damaged or destroyed and rebuilt or reinstated by the Landlord pursuant to clause 5.4.1 the Landlord shall use reasonable endeavours to obtain, prior to such reinstatement being completed, deeds of collateral warranty in favour of the Tenant from the building contractor, architect and structural engineer.

5.4.3	The Landlord shall carry out all works of reinstatement or replacement carried out under clause 5.4.1 in a good and workmanlike manner in accordance with good building practice and using good, sound and suitable materials and in accordance with all necessary consents and requirements of statute, bye-laws, any local act, the fire office and the requirements of any relevant British Standards Institution Standards and Codes of Practice applicable from time to time.

5.5	Reinstatement prevented and option to terminate

5.5.1	The circumstances referred to in Clause 5.4 (Reinstatement following damage) are:

(a)	the insurance policy has been invalidated or the payment of insurance moneys is properly refused by any act or default of the Tenant unless the Tenant has complied with clause 5.6.3(c);

(b)	despite having used its reasonable endeavours to do so (but without being under any obligation to appeal against any refusal to grant consent on terms acceptable to the Landlord) the Landlord is unable to obtain all consents necessary to enable the Building or the parts to be reinstated;

(c)	the necessary labour and materials cannot be obtained at reasonable cost;

(d)	the damage occurs during the last three years of the Term;

(e)	the Building has been totally destroyed; and

(f)	there are other circumstances beyond the Landlord’s reasonable control that would make it uneconomic or unfeasible to carry out works pursuant to Clause 5.4 (Reinstatement following damage) within a reasonable time.

5.5.2	If any damage renders the Premises unfit for occupation and use or inaccessible and either:

(a)	any of the circumstances mentioned in Clause 5.5.1 (Reinstatement prevented and option to terminate) apply; or

(b)	the Premises have not been rendered fit for occupation and use and accessible before the expiry of the Loss of Rent Period;

the Landlord may at any time when any of the circumstances mentioned in 5.5.2(a) (Reinstatement prevented and option to terminate) or 5.5.2(b) (Reinstatement prevented and option to terminate) applies, upon giving to the Tenant Notice, terminate this Lease immediately.

5.5.3	If any damage by any of the Insured Risks renders the Premises unfit for occupation and use or inaccessible and the Premises have not been rendered fit for occupation and use and accessible before the expiry of the Loss of Rent Period then the Tenant may, upon giving to the Landlord Notice, terminate this Lease at any time after the expiry of the Loss of Rent Period.

5.5.4	If either Party terminates this Lease pursuant to Clause 5.5.2 (Reinstatement prevented and option to terminate) or Clause 5.5.3 then the Landlord shall be solely entitled to all the insurance moneys.

5.6	Tenant’s insurance obligations

5.6.1	The Tenant shall:

(a)	comply with all requirements of the insurers in respect of the Premises and the Common Parts and Common Facilities; and

(b)	promptly on the happening of any event or thing that affects any insurance policy relating to the Building or the Premises give the Landlord Notice of the same.

5.6.2	The Tenant and the Tenant’s Authorised Persons shall not do or omit to do anything that could cause in respect of any policy of insurance in respect of the Premises and/or the Building:

(a)	it to become void or voidable (wholly or partly);

(b)	any additional insurance premium to become payable;

(c)	the payment of any insurance moneys to be refused; or

(d)	it to become subject to any excess, exclusion or limitation.

5.6.3	Without prejudice to the indemnity given by the Tenant in Clause 3.5 (Indemnity) the Tenant shall within 10 Business Days of demand pay to the Landlord:

(a)	all expenses reasonably incurred by the Landlord in reinstating any policy which the Tenant has caused to be void or voidable;

(b)	any increased insurance premium properly attributable to the Tenant; and

(c)	an amount equal to all moneys which the Landlord is unable to recover under any insurance policy as a result of any act or default of the Tenant or the Tenant’s Authorised Persons plus Interest; and

(d)	a fair proportion of all such moneys which are irrecoverable because of:

(i)	a condition of the policy; or

(ii)	the imposition by the insurer or the acceptance by the Landlord of an obligation to bear part of an insured loss (commonly called an excess).

5.6.4	The Tenant shall not effect any insurance of the types specified in Clause 5.2 (Landlord to insure) but if it does so it shall pay to the Landlord all moneys received as a result of such insurance.

5.7	Uninsured Damage

5.7.1	In this clause 5.7:

Insured Damage means damage to the Building by any of the Insured Risks.

Negative Election Notice means a notice served by the Landlord on the Tenant under this clause 5.7 stating that the Landlord does not intent to reinstate the Building after the occurrence of Uninsured Damage;

Policy Exclusion means any condition, exclusion or limitation which may be imposed by the Landlord’s insurer (but does not include any excess);

Policy Election Notice means a notice served by the Landlord on the Tenant under this clause 5.7 stating that the Landlord intends to reinstate the Building after the occurrence of Uninsured Damage;

Unfit means, in relation to the Premises, unfit for occupation or use and/or inaccessible; and

Uninsured Damage means any damage to the Building (but not of tenant’s fixtures in the Building) by any Uninsured Risk which:

(a)	makes the Premises Unfit; and

(b)	is not insured against because insurance against the risk which caused such damage is not available at all or is not available in the United Kingdom insurance market at economic rates at the relevant time or it is not insured by reason of a Policy Exclusion, so that the full cost of reinstatement is not recoverable by the Landlord under the insurance effected by it under clause 5.2.

5.7.2	If, after the expiry of 12 months from the date on which the Uninsured Damage occurs, the Landlord has not served either a Positive Election Notice or a Negative Election Notice, then the Tenant may determine this Lease by the service of notice unless, before that occurs, the Landlord serves either a Positive Election Notice (in which case the terms of clause 5.7.3 will apply) or a Negative Election Notice (in which case the terms of clause 5.7.4 will apply).

5.7.3	If the Landlord serves a Positive Election Notice, then:

(a)	The Landlord immediately loses its entitlement to serve a Negative Election Notice;

(b)	Save in circumstances referred to in clause 5.5.1 the Landlord will use its reasonable endeavours to reinstate the Building at its own cost but otherwise subject to the terms of clause 5.4;

(c)	From the date of damage by an Uninsured Risk clause 5.3 will have effect as if the Uninsured Damage had been Insured Damage until reinstatement has been carried out to the extent that the Premises are in all material respects no longer Unfit;

5.7.4	If the Landlord serves a Negative Election Notice this Lease shall immediately determine.

5.7.5	If after the period of three years from and including the date of service of the Positive Election Notice reinstatement has not been completed so that the Premises remain Unfit then the Landlord or the Tenant may determine this Lease by serving written notice on the other.

5.7.6	The rights and remedies of each of the parties in relation to earlier breaches of obligations under this Lease by the other will not be affected by any determination of this lease under this clause 5.7

6	Forfeiture

If:

(a)	the Rent or Additional Rents are unpaid 10 Business Days after becoming payable (in respect of the Rent, whether or not lawfully demanded);

(b)	there is a breach of any of the Tenant’s Covenants;

(c)	there is a breach of any of the covenants given by any Guarantor; or

(d)	there occurs in relation to the Tenant or the Guarantor (or where the Tenant or any Guarantor comprises two or more persons there occurs in relation to any of such persons) an Act of Insolvency;

then the Landlord may at any time thereafter re-enter the Premises or any part of them in the name of the whole and thereupon the Term shall end but without prejudice to any rights or remedies of any Party in respect of any antecedent breach of any of the obligations contained in this Lease.

7	Guarantor covenants

7.1	The Guarantor (if any) in consideration of the grant of this Lease (or the agreement to the assignment of this Lease as appropriate) covenants with the Landlord as a direct and primary obligation in the terms set out in Schedule 2.

7.2	The Guarantor warrants that at the date of this Lease its principal office is situated within the commonwealth of Pennsylvania.

8	Miscellaneous

8.1	No implied easements

8.1.1	Nothing contained in this Lease shall impliedly confer on or grant to the Tenant any easement, right or privilege other than those expressly granted by this Lease.

8.1.2	Section 62 of the Law of Property Act 1925 shall not apply to this Lease.

8.2	Neighbouring Property

8.2.1	Nothing contained in or implied by this Lease shall give the Tenant the benefit of or the right to enforce or to prevent the release or modification of any covenant, agreement or condition entered into by any person in respect of any property not comprised in this Lease.

8.2.2	Any dispute arising between the Tenant and the tenants or occupiers of any Neighbouring Property belonging to the Landlord as to any easement, quasi-easement, right, privilege or Conduits used in connection with the Premises or such Neighbouring Property shall be determined by the Landlord (acting reasonably) and the reasonable and proper costs which the Landlord so incurs shall be paid as the Landlord directs.

8.3	Exclusion of statutory provisions

8.3.1	The Parties agree to exclude the provisions of sections 24 to 28 (inclusive) of the 1954 Act in relation to the tenancy created by this Lease.

8.3.2	The Tenant and Guarantor confirm that before the Tenant became contractually bound to enter into the tenancy created by this Lease:

(a)	The Landlord served on the Tenant a notice dated [ ] in relation to the tenancy created by this Lease in a form complying with the requirements of schedule 1 to the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 (the 2003 Order);

(b)	The Tenant, or a person duly authorised by the Tenant, made a statutory declaration (the Declaration) dated [ ] in a form complying with the requirements of schedule 2 of the 2003 Order.

8.3.3	The Tenant further confirms that, where a person other than the Tenant made the Declaration, the declarant was duly authorised by the Tenant to make the Declaration on the Tenant’s behalf.

8.3.4	The Landlord and the Tenant confirm that there is no agreement for lease to which this Lease gives effect.

8.4	Removal of Tenant’s effects

8.4.1	The Landlord may as the Tenant’s agent (and the Tenant irrevocably appoints the Landlord to act in that capacity) sell any property belonging to the Tenant or to any third party not removed from the Premises by the Tenant in accordance with Clause 3.12 (End of Term).

8.4.2	If the Landlord sells any property pursuant to Clause 8.4 (Removal of Tenant’s Effects), it shall hold the sale proceeds (after deducting the costs and expenses of removal, storage and sale reasonably and properly incurred and any other debts owed by the Tenant to the Landlord) to the Tenant’s order.

8.4.3	If the Tenant does not claim any such sale proceeds within four months of the End of the Term, then the Landlord may retain such sale proceeds absolutely.

8.5	Perpetuity period

The Perpetuity Period applies to this Lease and if any Party is granted a future interest by this Lease that interest will be void for remoteness if it does not vest within that period.

8.6	Exclusion of Landlord’s liability

The Landlord shall not incur any liability:

(a)	for any injury or death of any person (save where caused by the Landlord’s or its Authorised Person’s negligence); or

(b)	for any inconvenience or any damage to property arising through necessary maintenance, servicing, repair, replacement or other works provided that the Landlord shall, so far as is possible in the circumstances and where the inconvenience or damage is being caused by the Landlord or an Authorised Person of the Landlord, use reasonable endeavours to minimise any inconvenience to the Tenant and damage to property;

(c)	for any Extraneous Circumstances; or

(d)	for any failure to register at the Land Registry any Registration Event.

8.7	New tenancy

This Lease creates a ‘new tenancy’ as defined by section 28(1) of the 1995 Act.

8.8	General

8.8.1	A person who is not a party to this Lease has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Lease but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

8.8.2	Unless expressly provided otherwise, all representations, warranties, indemnities, undertakings, covenants, agreements and obligations made, given or entered into by more than one person in this Lease are made, given or entered into jointly and severally.

8.8.3	If any provision of this Lease is held to be illegal, void, invalid or unenforceable (in whole or in part) by any court or administrative body of competent jurisdiction, that provision shall to that extent be deemed not to form part of this Lease but the enforceability of the remainder of this Lease shall not be affected.

8.9	Entire agreement and exclusion of representations

8.9.1	This Lease constitutes the entire agreement and understanding between the Parties relating to its subject matter and supersedes any and all previous agreements, arrangements and/or understandings (whether written or oral) between the Parties relating to such subject matter.

8.9.2	The Tenant and Guarantor confirm that in entering into this Lease they do not rely on and shall have no remedy in respect of any statement, representation, warranty or understanding (whether negligently or innocently made) of any person (whether a Party to this Lease or not) other than as are expressly set out in this Lease or in written replies made prior to the grant of this Lease by the Landlord’s solicitors in reply to written questions or enquiries made by the Tenant’s solicitors in relation to the Premises.

8.9.3	Neither the Landlord nor anything contained in this Lease or in any Landlord’s Consent warrants represents or implies that the Premises or the Building may be used under Planning Law for the Permitted Use or for any other purpose authorised by the Landlord and the Tenant acknowledges that the Landlord has not given or made at any time any representation or warranty that any such use is or will be or will remain a lawful use under Planning Law.

8.9.4	Nothing in this Clause shall operate to limit or exclude any liability for fraud.

8.10	Notices

8.10.1	Section 196 of the Law of Property Act 1925 applies to all Notices served under this Lease but such provisions shall be extended as follows:

(a)	where the expression Tenant includes more than one person service on any one of them shall be deemed to be service on them all;

(b)	where the expression Guarantor includes more than one person service on any one of them shall be deemed to be service on them all;

(c)	any Notice shall be correctly served if it is sent by recorded delivery post in a stamped addressed envelope, addressed to the Landlord or to the Tenant or to the Guarantor as the case may be, at the last known place of abode or business or registered office in the United Kingdom or in the case of the Tenant or the Guarantor at the address of the Premises or in the case of the Guarantor such either address in England or Wales as the Landlord has received written notice of and any Notice sent shall on proof of post be deemed to have been received; and

(d)	any demand or Notice sent by mail shall be treated conclusively as having been made, given or served on the second Business Day after the day of posting.

8.10.2	For the purposes of this Lease, Notices or other communications shall not be validly given if sent by email.

8.11	Counterparts

This Lease may be executed in any number of counterparts each of which when executed shall be an original but all the counterparts shall together constitute one and the same instrument.

8.12	Effect of document and governing law and jurisdiction

(a)	This Lease is intended to be and shall take effect as a deed and shall be governed by and construed in accordance with the laws of England;

(b)	The parties to this Lease:-

(i)	Irrevocably agree that, subject to sub-clause (ii) below, the English courts shall have exclusive jurisdiction in relation to any legal action or proceedings arising out of or in connection with this Lease (“Proceedings”) and waive any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum; and

(ii)	Agree that sub-clause (i) above operates for the benefit of the Landlord and accordingly the Landlord shall be entitled to take Proceedings in any other court or courts having jurisdiction located in the jurisdiction of the place of incorporation of the Tenant and/or Guarantor and/or the place where the Tenant or the Guarantor has assets at the time such Proceeding is commenced or contemplated.

8.13	Consequences of termination

8.13.1	The expiry or termination of this Lease at any time for any reason shall be without prejudice to any rights or liabilities of the Parties accrued at the End of the Term.

8.13.2	The provisions contained in Schedule 3 (in respect of the period up to the End of the Term only) Clauses 3.5 (Indemnity), 3.12 (End of Term), 8.4 (Removal of Tenant’s Effects), 8.6 (Exclusion of Landlord’s liability) and this Clause 8.13 (Consequences of Termination) shall survive the expiry or termination of this Lease and shall continue to apply after the End of the Term as shall any other provision, which by its nature is intended to survive expiry or termination.

8.14	Break clause

8.13.3	The Tenant may terminate this Lease on the Break Date by serving not less than 9 months prior Notice of that wish on the Landlord. This Lease shall then end on the Break Date only if the Tenant shall:

(a)	up to the Break Date have paid the Rent and all due and properly demanded Service Charge, insurance rent and other outgoings;

(b)	on the Break Date return the Premises to the Landlord with full vacant possession; and

(c)	on or before the Break Date the Tenant makes a payment to the Landlord of £35,285.25; unless the Landlord in its absolute discretion gives Notice waiving all or some of these conditions to the ending of this Lease.

8.13.4	For the purposes of this Clause 8.14 (Break Clause) time shall be of the essence.

8.14	Environmental Liability

Notwithstanding any covenant on the part of the Tenant contained in this Lease which might apart from this clause 8.14 be construed to the contrary the Tenant shall have no obligation to the Landlord to carry any remediation or other works in respect of Contamination unless the Contamination has been caused or knowingly permitted by the Tenant.

9	Replacement Guarantor

9.1	In this Clause 9, unless the context otherwise requires, the following definitions apply:-

Application means the written application from the Tenant to the Landlord applying for the Landlord’s Consent for the substitution of the Guarantor with a New Guarantor.

Circumstances means individually or collectively:

(i)	the Rent remains unpaid;

(ii)	the Tenant has suffered an Act of Insolvency;

(iii)	there is a material breach of the Tenant’s Covenants of which the Tenant has received written notice from the Landlord prior to the date of the Application;

(iv)	the Guarantor has not complied with or performed with its obligations in this Lease or under the Third Floor Lease;

(v)	the New Guarantor is not a Qualifying Guarantor;

(vi)	the New Guarantor is a company incorporated in or an individual or other person resident in a jurisdiction outside the United Kingdom in respect of which there is no applicable treaty for the mutual enforcement of civil judgements;

(vii)	the New Guarantor is a person enjoying diplomatic or sovereign immunity.

Conditions means:

(i)	the New Guarantor has covenanted by deed with the Landlord as guarantor for the Tenant’s Covenants (such guarantee to be by way of primary obligation) on the terms set out in Schedule 2 of this Lease;

(ii)	where the New Guarantor is a company incorporated in or an individual or other person resident in a jurisdiction outside the United Kingdom the Tenant has provided the Landlord with a legal opinion in respect of the due constitution, the corporate power to enter into the guarantee, the proper execution of and the enforceability of United Kingdom judgements in respect of the New Guarantor in a form satisfactory to the Landlord (acting reasonably) from a reputable, substantial law firm in the jurisdiction of the New Guarantor and such opinion will be expressed to be for the benefit of the Landlord and its successors in title and any mortgagee or chargee of the Landlord or any successor in title to the Landlord; and

(iii)	the New Guarantor will simultaneously with the substitution of the Guarantor under this Lease be substituted as Guarantor under the Third Floor Lease.

New Guarantor means a person to whom the Tenant proposes to replace the Guarantor as the Guarantor of the Tenant’s obligations in this Lease.

Net Profits means the net trading profit (excluding extraordinary and exceptional items) or net investment income (after deduction of management expenses) in each case after tax and determined in accordance with UK Accounting Principles.

Obligations means the Tenant’s Covenants in respect of this Lease and the covenants to be complied with by the tenant under the Third Floor Lease (as defined in section 28(i) of the 1995 Act.

Qualifying Guarantor means a person who is able to demonstrate to the reasonable satisfaction of the Landlord (acting reasonably) that it is able to meet all of the Obligations in its own capacity and ignoring any other security which has been provided by the Tenant and without limitation to the generality of the foregoing a person shall not be treated as a Qualifying Person unless the New Guarantor has demonstrated by reference to properly audited accounts that it has made Net Profits for each of the Years of Account at least equal to three times the Rental Liability

Rental Liability means a sum equal to the rent from time to time payable under this Lease and the Third Floor lease or (if higher) the Landlord’s reasonable estimate of the anticipated rent payable under this Lease and/or the Third Floor Lease following any rent review outstanding at the date of the Application.

Third Floor Lease means the lease of the third floor of the Building dated the same date as this Lease and made between (1) the Landlord (2) the Tenant and (3) the Guarantor.

UK Accounting Principles means UK accounting principles generally accepted from time to time and consistently applied.

Years of Account means the three immediately preceding completed accounting periods (each of no more than 12 months) in respect of the New Guarantor (the third year of account ending no earlier than six months from and including the date of the Application to substitute the Guarantor).

9.2	This Clause 9 shall only apply whilst ViroPharma Limited is the Tenant and whilst ViroPharma Inc is the Guarantor under this Lease.

9.3	The Tenant may substitute ViroPharma Inc as the Guarantor with a New Guarantor with the prior Landlord’s Consent (such consent not to be unreasonably withheld or delayed) if the Conditions have been satisfied and if none of the Circumstances apply.

9.4	The Landlord may revoke the Landlord’s Consent given pursuant to Clause 9.3 above at any time but prior to such substitution takes place if:-

(a)	any of the Circumstances apply after the Landlord’s Consent has been given;

(b)	the substitution has not been completed within 2 months of the Landlord’s Consent having been given.

In witness of which this document has been executed by the Parties as a Deed and delivered on the date set out in Prescribed Clause LR1.

Schedule 1 Part 1: Rights and easements granted

The right in common with all others having similar rights from time to time (but the person exercising such right causing as little damage and disturbance as possible to Neighbouring Property and its owners and occupiers and making good at its own expense and as quickly as possible all damage caused to the Building in the exercise of such right):

1.1	subject to paragraph 1.5 of Schedule 1 Part 2 and compliance with any reasonable regulations made from time to time by the Landlord, to use the Common Parts at all times for reasonable purposes ancillary to the reasonable use and enjoyment of the Premises for the Permitted Use;

1.2	of free passage of Utilities (subject to temporary interruption and only when reasonably required for repair, alteration, re-routing or replacement or any cause beyond the Landlord’s control) to and from the Premises through the Conduits in, on, under, over or through other parts of the Building, so far as is necessary for the reasonable use and enjoyment of the Premises for the Permitted Use;

1.3	of support and protection for the benefit of the Premises as now enjoyed from other parts of the Building;

1.4	subject to obtaining Landlord’s Consent (such consent not to be unreasonably withheld or delayed) as to its size style and position, to display the name and address of the Tenant and any permitted occupiers of the Premises on the Landlord’s indicator board in the ground floor reception of the Building

1.5	the exclusive right to use the parking of not more than 1 private motor car on the 1 car parking space shown edged blue on Plan 2 or such alternative car parking space within the Building as the Landlord may from time tome designate in writing for the use of the Tenant and a right of access and egress with such private motor car over the access road to the parking space on the terms of the deed dated 25 November 1982 and made between (1) Queensgate Developments Limited (2) The Mercantile and General Re-Insurance Company Plc (3) Fisions Pension Trust Limited (4) Vernon Properties Limited and (5) Gus Property Management Limited and the Landlord shall use its reasonable endeavours to ensure that such access is available.

1.6

subject to obtaining the prior Landlord’s Consent as to size, type and position (such consent not to be unreasonably withheld or delayed) and subject to complying with the Landlord’s reasonable regulations as to the exercise of this right to install maintain repair and use plant and machinery (previously approved by the Landlord such approval not to be unreasonably withheld or delayed) in the plant area on the roof at the 4th floor of the Building in such space as has been allocated by the Landlord for the Tenant and a right of access and egress to and from such plant area for the purposes installing maintaining and repairing such plant in accordance with and along the routes set out in the Access Regulations.

Schedule 1 Part 2: Exceptions and reservations

The right:

1.1	of free and uninterrupted passage of Utilities through the Conduits in, on, under, over or through the Premises;

1.2	at all reasonable times on at least 48 hours prior written notice (save in cases of emergency when no notice shall be required) to enter (or in an emergency to break and enter) the Premises in order to do any or all of the following:

(a)	view, examine and record the state and condition of the Premises and to take schedules or inventories of the Landlord’s fixtures;

(b)	inspect, cleanse, maintain, repair, connect, remove, lay, renew, re-lay, re-route, replace, alter, add to, modernise or execute any works to or in connection with the Conduits or any other services or the Common Facilities;

(c)	execute repairs, decorations, alterations and any other works and to make installations to the Premises or to Neighbouring Property;

(d)	do anything connected with the Services or anything which the Landlord may or must do under this Lease;

(e)	do anything connected with the preparation and/or issue of an Energy Performance Certificate;

(f)	do anything connected to the interest of the Landlord in the Premises or the Building, including valuing or disposing of any interest of the Landlord;

subject to the person exercising such rights causing as little inconvenience as possible to the Premises and making good without unreasonable delay any physical damage caused to the Premises. The right in this paragraph 1.2 can only be exercised if the works and matters listed in sub paragraphs (a) to (f) (inclusive) cannot be reasonably carried out without such entry upon the Premises.

1.3	to:

(a)	carry out any works of repair, construction, development, improvement, alteration, cleaning or otherwise to any Neighbouring Property (including to raise the height of any Neighbouring Property or to erect new buildings of any height on any Neighbouring Property);

(b)	use in any way Neighbouring Property;

and (provided that the works and other matters cannot be reasonably carried out otherwise) for such purposes to oversail the Premises with cranes and cradles and to erect scaffolding notwithstanding interference with the access of light or air to the Premises or temporary interference with any other right or easement but so far as practicable pedestrian access to the Premises and supplies of water and electricity and drainage (where applicable) will be maintained at all reasonable times so that the Premises can be used for the Permitted Use.

1.4	of light, air, support, protection and shelter and all other easements and rights which now or in future belong to or are enjoyed by Neighbouring Property over the Premises.

1.5	Subject to causing as little interference as reasonably possible to alter, vary, extend or close the Common Parts subject to adequate means of access and services to the Premises being maintained and the premises being able to be used for the Permitted Use.

1.6	Subject to causing as little interference as reasonably possible in the circumstances to alter, vary, extend, add to, suspend or withdraw any Common Facility subject to sufficient Facilities being available to enable the Premises to be used for the Permitted Use.

Schedule 1 Part 3: Deeds and documents affecting the Premises

The documents noted on the Property and Charges registers of the Landlord’s Registered Title (save for any financial charge).

Schedule 2: Covenants by Guarantor

1	Guarantee and indemnity

1.1	The Tenant or the Guarantor shall while the Tenant remains bound by the Tenant’s Covenants comply with the Tenant’s Covenants and the Guarantor shall indemnify the Landlord against all liability sustained by the Landlord arising out of or in connection with any default by the Tenant in complying with the Tenant’s Covenants.

1.2	Any sum payable by the Guarantor shall be paid without deduction, set-off or counter claim against the Landlord or the Tenant.

2	Liability of Guarantor

2.1	The Guarantor shall be jointly and severally liable with the Tenant (whether before or after any disclaimer by a liquidator or trustee in bankruptcy or any forfeiture of this Lease) for the fulfilment of all the Tenant’s Covenants and agrees that the Landlord in the enforcement of its rights under this Lease may proceed against the Guarantor as if the Guarantor were named as the Tenant in this Lease and for the avoidance of doubt and without limitation the Guarantor shall pay to the Landlord within 5 Business Days of demand any costs incurred by the Landlord as specified in clause 3.4 of this Lease but in relation to or in contemplation of any enforcement of the Guarantor’s obligations in this Lease.

2.2	The Guarantor waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy whatsoever that may be available to the Landlord before proceeding against the Guarantor.

2.3	The liability of the Guarantor under this Lease will not be affected by:

2.4	any time or indulgence granted to the Tenant by the Landlord or any neglect or forbearance of the Landlord in enforcing payment of the Rent or Additional Rents or compliance with the Tenant’s Covenants;

2.5	any refusal by the Landlord to accept Rent or Additional Rents tendered by or on behalf of the Tenant at a time when the Landlord believes that such acceptance may prejudice its ability to re-enter the Premises;

2.6	any variation of the terms of this Lease (including any reviews of the Rent) or any licence or consent granted to the Tenant or the transfer of the Landlord’s reversion or the assignment of this Lease save as provided for in the 1995 Act;

2.7	any surrender of part of the Premises (when the liability of the Guarantor shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments);

2.8	any other act, omission, or thing by which but for this provision the Guarantor would be released wholly or in part (except an express written release given by the Landlord).

3	Disclaimer or forfeiture of Lease

3.1	If this Lease is forfeited or the liability of the Tenant under this Lease is disclaimed and the Landlord gives Notice to the Guarantor not more than 65 Business Days after the Landlord receives notice of such forfeiture or disclaimer or it otherwise comes to his knowledge, the Guarantor will take from and execute and deliver to the Landlord (at the cost of the Guarantor) a counterpart of a new lease of the Premises:

3.1.1	to take effect from the date of the forfeiture or disclaimer (the Effective Date);

3.1.2	for a term beginning on the Effective Date and equal in length to the residue of the Term which would have remained had there been no forfeiture or disclaimer;

3.1.3	reserving as an initial rent an amount equal to the Rent payable immediately before the Effective Date (and if at that date there is a rent review pending under this Lease then the initial rent to be reserved by the new lease shall be the Reviewed Rent determined in accordance with Schedule 4) such initial rent to be payable from the Effective Date;

3.1.4	imposing on the Guarantor the same obligations as the Tenant was subject to immediately before the Effective Date; and

3.1.5	otherwise containing the same terms and provisions as this Lease, including the provisions for rent review, except that the Guarantor shall not be required to procure that any other person is made a party to the new lease as Guarantor.

3.2	if the Landlord does not require the Guarantor to take a new Lease the Guarantor shall nevertheless on demand pay an amount equal to the sums due under the Lease that would have been payable but for the forfeiture/disclaimer for the period of 6 months from and including the date of forfeiture/disclaimer or (if earlier) until the Premises are let by the Landlord to a third party and that third party is paying rent.

4	Guarantor to enter into supplemental documents

4.1	The Guarantor shall at the request of the Landlord join in as a party to (and consent to the terms of) any other document made supplemental or collateral to this Lease.

5	Guarantor not to claim in competition or take security

5.1	The Guarantor shall not:

5.1.1	claim or prove as creditor in competition with the Landlord in any proceedings in connection with an Act of Insolvency or arrangement of the Tenant in respect of any payment made by the Guarantor pursuant to this guarantee and indemnity and if the Guarantor receives any money in such proceedings or arrangement, it will hold that money on trust for the Landlord to the extent of its liability to the Landlord;

5.1.2	be entitled to claim or participate in any security held by the Landlord in respect of the liability of the Tenant to pay the Rent and Additional Rents and comply with the Tenant’s Covenants.

5.2	The Guarantor warrants and represents that it has not taken and covenants that it will not take any security from or over the assets of the Tenant in respect of any liability of the Tenant to the Guarantor. If it does take or hold any such security it will hold it for the benefit of the Landlord.

5.3	This guarantee and indemnity is in additional to any other security that the Landlord may at any time hold from the Guarantor or the Tenant or any other person in respect of the liability of the Tenant to pay the Rent and Additional Rents and to comply with the Tenant Covenants of this Lease. It will not merge in or be affected by any other security.

6	Guarantor bound by proceedings

6.1	If the Landlord brings proceedings against the Tenant, the Landlord and the Guarantor shall be bound by any findings of fact interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings in so far as the same relate to the subject matter of this Lease.

7	Address for service

7.1	The Guarantor shall promptly give Notice to the Landlord of any change in the Guarantor’s address for service and until such Notice has been received by the Landlord, the Guarantor’s address for service shall be the Guarantor’s address for service most recently notified in writing to the Landlord.

Schedule 3 Part 1: Service Charge

1	Definitions

1.1	In this Schedule the following definitions apply.

Index means the retail price index (all items) published by the Office for National Statistics or any successor body.

On Account Payment means an advance payment on account of the Service Charge being such sum as the Landlord may demand (acting reasonably) having regard to actual and anticipated Service Costs incurred or to be incurred by the Landlord in a Service Charge Period or in the absence of demand being equal to the last advance payment and On Account Payments shall be construed accordingly.

Service Charge means the Tenant’s Proportion of the total of all Service Costs net of any receipts from insurers or third parties (otherwise than by way of a payment for services) which are properly applicable towards payment of such Service Costs.

Service Charge Period means the period from but excluding one Statement Date up to and including the next Statement Date.

Service Charge Statement means a statement certified by the Surveyor (and in the absence of manifest error to be accepted by the Tenant as conclusive), showing the Service Charge; details of all On Account Payments received in respect of the relevant Service Charge Period; and any balance of Service Charge due from or refund due to the Tenant.

Service Costs means the aggregate of the costs and expenses itemised Schedule 3 Part 2 incurred by the Landlord during a Service Charge Period;

Services means:

(a)	keeping the Retained Parts in good and substantial repair and condition (including, at the Landlord’s reasonable discretion, inspection, testing, maintenance, servicing, refurbishment and, where beyond economic repair, renewal);

(b)	keeping any Common Facilities in good working order and the Common Parts adequately cleaned and lit;

(c)	decorating and furnishing the Retained Parts;

(d)	operating all Common Facilities required by an Authority;

(e)	carrying out such works and taking such other action in respect of the Retained Parts as may be appropriate in order to comply with the lawful requirements or recommendations of an insurer or an Authority; and

(f)	providing any other service, Common Facilities or amenity that the Landlord may in its reasonable discretion (acting in the interests of good estate management) provide for the benefit of the tenant and occupiers of the Building or for the more efficient management of the Building

Statement Date means 31 December in each year or such other date in each year as the Landlord may stipulate from time to time.

Tenant’s Proportion means a fair and reasonable proportion as conclusively determined by the Surveyor (acting reasonably) which in the absence of special circumstances will represent the proportion which the net internal area of the Premises during the relevant Service Charge Period bears to the net internal area of all Lettable Areas at the Building during the same period but if the Landlord considers that the Tenant:

(a)	receives all or materially more benefits than the other occupiers of the Building from the provision of any one of the particular Services; or

(b)	is in breach of any of the Tenant’s Covenants resulting in the Landlord incurring additional and/or extra-ordinary Service Costs;

the Landlord may include in the Service Charge the whole or an appropriate proportion of the cost of providing the same. In this definition reference to ‘net internal area’ is to the net internal floor area measured in accordance with the Code of Measuring Practice issued by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers (Fifth Edition).

2	Landlord to provide Services

2.1	Subject to paragraph 2.2 the Landlord shall keep the Retained Parts in good and substantial repair and condition and shall use its reasonable endeavours to provide the other Services in a proper and professional manner appropriate to the Building and the Landlord shall operate the service charge regime in a reasonable manner.

2.2	Without prejudice to Clause 8.6 (Exclusion of Landlord’s Liability) the Landlord shall not incur any liability to the Tenant:

2.2.1	for any failure, interruption or delay in the provision of any Service:

(a)	due to any necessary maintenance, servicing, repair, replacement or other works (in which event the Landlord will restore the Service as soon as reasonably practicable);

(b)	due to any Extraneous Circumstances (although the Landlord will then take all reasonable steps to restore such Service or provide an alternative Service as soon as reasonably practicable); or

(c)	the occurrence of any Insured Risks;

2.2.2	for withdrawal of a Service if the Landlord considers (acting reasonably) it is no longer appropriate; or

2.2.3	for temporary closure of the Common Parts (subject to adequate means of access to the Premises being maintained) if necessary to prevent their dedication or the accrual of any third party rights over them or for the purpose of inspection, maintenance, repair, cleaning or other works to them.

2.3	The Landlord shall use its reasonable endeavours to recover (if it is economical and reasonable to do so in all the circumstances) the costs of repairing any defect in the design and/or construction of the Building (but not the Premises) through any third party guarantee or warranty it may have the benefit of.

3	Tenant to pay Service Charge

3.1	The Tenant covenants to pay to the Landlord the Service Charge.

3.2	The Service Charge shall be paid by the Tenant by way of:

3.2.1	On Account Payments on each quarter day during the Term (the first payment or proportionate payment to be made on the Term Commencement Date); and

3.2.2	additional payments required under paragraph 4.2.

4	Service Charge statement and adjustments

4.1	As soon as practicable after a Statement Date, the Landlord shall submit to the Tenant a Service Charge Statement for the Service Charge Period ending on that Statement Date.

4.2	If the Service Charge Statement shows that a balance of Service Charge is due from the Tenant, the Tenant covenants to pay such balance to the Landlord within fourteen days of receipt of the Service Charge Statement.

4.3	If the Service Charge Statement shows that a refund is due to the Tenant, such refund shall during the Term be set off against future payments of Service Charge and following the End of the Term be set off against any other moneys properly due and demanded from the Tenant to the Landlord and the balance (if any) paid to the Tenant as soon as reasonably practicable.

4.4	Where the date of this Lease and/or the End of the Term do not coincide with the beginning or end respectively of a Service Charge Period, the Service Charge for the initial and/or final partial Service Charge Periods shall be that proportion of the Service Charge which relates to the period from and including the first day of the Term or ending on the End of the Term as the case may be, apportioned on a daily basis according to the number of days in the whole of the relevant Service Charge Period.

5	Landlord’s protection provisions

5.1	The Tenant may not object to any Service Cost or otherwise on any of the following grounds:

5.1.1	the inclusion in a subsequent Service Charge Period of any item of expenditure or liability omitted from the Service Costs for any earlier Service Charge Period;

5.1.2	an item of Service Cost included at a proper cost might have been performed or provided at a lower cost;

5.1.3	disagreement with any estimate of future expenditure for which the Landlord (acting reasonably) requires to make provision;

5.1.4	the manner in which the Landlord exercises its discretion in accordance with the terms of this Lease in providing services; or

5.1.5	the employment of a Group Company to carry out and provide any of the Services on the Landlord’s behalf.

5.2	This Schedule does not impose on the Landlord any obligation to make good damage caused by an Insured Risk.

6	Service Charge Cap

The Service Charge payable by the Tenant during the first three years of the Term only (but not thereafter) for each square foot of net internal area of the Premises in respect of each Service Charge Period (and in respect to the periods from the Term Commencement Date to 31 December 2008 and from 1 January 2011 to [    ] 2011 the proportion of the figure produced by the calculation below which is the same proportion as the number of days in the relevant period bears to 365) shall not exceed the sum which equals the product to the following formula:-

£X x A

      -

      B

Where:-

X = £4.85 per square foot provided that in any period where the Landlord is providing concierge services this figure shall be increased to £6.60 per square foot;

A = the amount of the Index for the month immediately preceding the commencement of the relevant Service Charge Period; and

B = the amount of the Index last published before the date of this Lease (being [    ])

And the following provisions shall apply:

(A)	If the reference base used to compile the Index shall change after the date of this Lease the figure taken to be shown in the Index after the change shall be the figure which would have been shown in the Index if the reference base current at such date had been retained;

(B)	If it becomes impossible by reason of any change after the date of this Lease in the methods used to compile the Index or for any other reason whatever to make the calculations provided for in this paragraph by reference to the Index or if any dispute or question whatever shall arise between the parties with respect of the maximum amount of the Service Charge by virtue of this paragraph or to the construction or effect of this paragraph the same shall be referred to an independent surveyor acting as arbitrator appointed (in the absence of agreement between the parties) on the application of either the Landlord or the Tenant by the President for the time being of the Royal Institution of Chartered Surveyors or his duly appointed deputy (this being deemed to be a submission to arbitration within the meaning of the Arbitration Act 1996) and such surveyor shall have full power to determine what would have been the value of the Index on the relevant dates had it continued on the basis previously applying or (if that determination shall be impossible) shall determine the sum referred to in this paragraph for the relevant Service Charge Period having regard to the purposes and intents of this paragraph;

(C)	For the avoidance of doubt there shall be no Service Charge cap after [ ] 2011 and after such date a full Service Charge shall be payable;

(D)	For the purposes of calculating this service charge cap the Premises will have an agreed area of 4,004 feet.

Service Charge Exclusions

There shall be excluded from the Service Costs to which the Tenant contributes:-

1	Any sums recovered from any building contractor or any third party in relation to any defect arising from time to time at the Building and the costs incurred by the Landlord in bringing such a claim;

2	Any costs, liabilities or expenses in respect of any Lettable Areas which are for the time being unlet which would be items of Service Costs if they were let;

3	The costs of the initial construction and development of the Building or any part of it and all expenditure incurred in the initial construction and development of the Building and (without limitation) all plant, fixtures and fittings (including leasing and hiring costs) obtained or acquired before the date of this Lease.

4	Any expenditure, costs or fees that are specified in this Lease as being at the cost or expense of the Landlord;

5	Any cost which shall have already been included under any other head of expenditure, to the intent that no expenditure, fees or expenses shall be charged under more than one head;

6	Any costs incurred by the Landlord in relation to the review of rent of any Lettable Areas or the letting or re-letting of any Lettable Areas or in any proceedings against any occupier of any Lettable Areas;

7	The cost (subject to excesses) of remedying damage by an Insured Risk;

8	Works of reconfiguration or refurbishment of the Building save where this is by way of repair;

9	Any costs attributable to the improvement (as opposed to repair, reinstatement and/or maintenance of the Building or to any additions or extensions to the Building) save where it would be reasonable to do so;

10	Any costs incurred by the Landlord in respect of cleaning up any environmental damage of the Building save where such damage has been caused or knowingly permitted by the Tenant.

Schedule 3 Part 2: Service Costs

Save to the extent set out in the Service Charge Exclusions above:

1	Complying with Landlord’s obligations

1.1	The cost of complying with the Landlord’s obligations contained in Clause 4.2 (Services).

2	Retained Parts

2.1	All Outgoings payable in respect of the Retained Parts, the Building as a whole (as distinct from any one or more Lettable Areas) or the provision of the Services.

2.2	The cost of electricity, gas, oil or other fuel supplies for the provision of the Services or otherwise consumed in the Retained Parts.

2.3	The cost of supplying water, removing sewerage and providing toilet requisites and hygiene services in the lavatories in the Retained Parts including the supply, maintenance, repair and (where beyond economic repair) renewal of receptacles, plant and equipment for these purposes.

2.4	The cost of providing, maintaining, inspecting and renewing (where beyond economic repair) such Common Facilities as the Landlord may require for the greater amenity of those using the Building or the more efficient management of the Building, or as an Authority may require.

2.5	The cost of furnishing, carpeting, equipping and providing and maintaining decorative features within the Retained Parts (including landscaped areas, flowers and seasonal decorations).

2.6	The cost of pedestrian control, security and the preparation and enforcement of regulations.

3	Legal proceedings

3.1	The cost of pursuing and enforcing any claim and taking or defending any proceedings:

3.1.1	against any third party or parties employed in the construction, refurbishment or repair of the Building or for the remedy of a defect otherwise; and

3.1.2	to establish, preserve or defend any rights or amenities used or enjoyed by the occupiers of the Building

3.2	The cost of abating any nuisance to the Building, removing any obstruction of the Retained Parts (or the flow of light or air to them or the Building as a whole) or taking any steps to prevent or remove any encroachment or the acquisition of any right over the Retained Parts.

4	Requirements of any authority

4.1	The cost to the Landlord of complying with or contesting the requirements or proposals of any Authority insofar as they relate to the Retained Parts or in respect of the Building as a whole (as distinct from any one or more Lettable Areas) including without limitation the costs of implementing and monitoring and reporting on the Travel Plan in connection with the Building (save where such costs relate to the enforcing or contesting of any alleged or actual breach or non-compliance or non-observance of the Travel Plan by any other tenant or occupier in the Building or relate to any other tenants or occupier’s individual travel plan regarding their demise and which does not relate to the Premises).

5	Insurance and legislation

5.1	The cost of the insurance of plant and equipment and of the furnishings and contents of the Retained Parts and such other insurance relating to the management of the Building as the Landlord may consider prudent (acting reasonably).

5.2	The reasonable cost of complying with the recommendations and requirements of the insurers of the Building (in so far as those recommendations and requirements relate to the Retained Parts).

5.3	The cost of complying with Legislation affecting the Retained Parts, their use, occupation and enjoyment and any works carried out at them or any materials kept at or disposed of from them.

5.4	The reasonable cost of preparing and/or issuing and/or obtaining an Energy Performance Certificate.

5.5	The cost of implementing reasonable recommendations contained in any recommendation report relating to or connected to any Energy Performance Certificate, the Landlord having regard to the nature of the Building and the Tenant’s interest.

6	Employment of staff and professionals

6.1	The costs of and incidental to employing or arranging for the employment of staff to provide the Services, including insurance, pension and welfare contributions; employer’s liability insurance; the cost of providing clothing equipment and tools.

6.2	The reasonable fees of managing agents retained by the Landlord in relation to the management of the Building, the provision of the Services and the routine collection of Rent, Service Charge and On Account Payments due from tenants and occupiers of the Building (but not the collection of arrears of the same) (or where any such task is carried out by the Landlord a reasonable charge for the Landlord in relation thereto).

6.3	The cost of obtaining such professional advice as may from time to time be reasonably required in relation to the management of the Building and the provision of Services.

7	Other costs

7.1	The cost of providing, maintaining, inspecting and renewing such equipment materials and supplies as are from time to time reasonably required in order to provide the Services.

7.2	Any costs or sums payable by the Landlord pursuant to the provisions of the agreement dated 12 November 1982 and made between (1) Queensgate Developments Limited (2) The Mercantile and General Re-Insurance Company Plc (3) Fisons Pension Trust Limited (4) Vernon Properties Limited (5) Gus Property Management Limited.

7.3	The cost of all reasonable maintenance and other contracts entered into in relation to the provision of the Services.

7.4	All contributions to roads, pipes, walls, structures or other things common to or used in common by the Building and any Neighbouring Property.

7.5	The cost of preparing and auditing Service Charge accounts (whether carried out by the Landlord or by the Landlord’s agents or accountants).

7.6	VAT (or other tax) where chargeable on any of the Service Costs to the extent that it cannot be recovered by the Landlord.

7.7	Commitment fees, interest and any other cost of borrowing money where necessary to finance the Service Costs.

7.8	All other reasonable costs, charges, expenses and outgoings properly incurred in or incidental to the provision of the Services.

7.9	Such provision for anticipated future expenditure in relation to the Services as may in the Landlord’s reasonable opinion be appropriate.

Schedule 4: Rent Review

1	Definitions

1.1	In this Schedule the following definitions apply.

Assumptions means each of the following:

(a)	the Premises are fit and available for immediate occupation and use for the Permitted Use;

(b)	all Utilities and other Facilities necessary for occupation and use of the Premises for the Permitted Use are connected to and immediately available for use at the Premises;

(c)	no work has been carried out to the Premises which has diminished their rental value;

(d)	if the Premises, the Building or the means of access to either, or any Utilities or other Facilities necessary for their occupation and use, have been destroyed or damaged (or, in the case of Utilities or other Facilities, suspended), they have been fully rebuilt and restored;

(e)	all provisions contained in this Lease on the part of the Tenant and (save in cases of material and persistent default) the provisions contained in this Lease on the part of the Landlord have been fully complied with;

(f)	the Permitted Use and the Premises comply with all Legislation and the Tenant may lawfully implement and carry out the Permitted Use;

(g)	the Landlord has not and will not make an election to waive exemption in respect of VAT in relation to the Premises;

and in this definition references to the Permitted Use means the Permitted Use (as defined in the Particulars), the actual use if different or any other use which the Landlord may be asked to approve pursuant to Clause 3.13.1 (which ever produces the higher rent) and references to the Tenant include any undertenant or other occupier and any person claiming title to the Premises through or under them or the Tenant.

Decision Date means the date on which the amount of the Reviewed Rent is agreed or determined in writing.

Decision Period means a period beginning on the Relevant Review Date and ending on the next quarter day after a Decision Date.

Disregarded Matters means each of the following:

(a)	the fact that the Tenant has been or is in occupation of the Premises and the third floor of the Building;

(b)	any goodwill attached to the Premises by reason of any business conducted at the Premises by the Tenant;

(c)	any increase in rental value of the Premises attributable to the existence at the Relevant Review Date of any improvement to the Premises, carried out:

(i)	during the Term; and

(ii)	by or at the expense of the Tenant; and

(iii)	with the Landlord’s Consent where required; and

(iv)	not pursuant to or in anticipation of an obligation to the Landlord;

(d)	any decrease in rental value of the Premises attributable to any temporary works, operations or other activities on any Neighbouring Property;

and in this definition references to the ‘Tenant’ include any undertenant or other occupier and any person claiming title to the Premises through or under them or the Tenant.

Hypothetical Term means a term of 10 years commencing on the Relevant Review Date with a tenant’s right to break the lease on the fifth anniversary of the Relevant Review Date pursuant to the terms of clause 8.14.

Market Rent means the rent at which the Premises might reasonably be expected to be let in the open market following the expiry of any rent free or concessionary rent period (or the receipt of any inducement in lieu of the same) at the beginning of the Hypothetical Term which might be negotiated in the open market for fitting out purposes:

(a)	on a letting of the Premises as a whole;

(b)	by a willing landlord to a willing tenant;

(c)	with vacant possession;

(d)	without any fine or premium payable by either party for the grant of it;

(e)	for the Hypothetical Term;

(f)	subject to the provisions of this Lease (other than the amount of the Rent but including these provisions for the review of rent, such reviews to be deemed to occur on every fifth anniversary of the first day of the Hypothetical Term).

(g)	and making the Assumptions but disregarding any effect on rent of the Disregarded Matters.

President means the President for the time being of the Royal Institution of Chartered Surveyors or any successor organisation and includes any person authorised by the President to make appointments on his behalf.

Review Surveyor means (whenever possible) an independent chartered surveyor who has a suitable level of experience (having regard to the nature and complexity of the matter which is to be referred to such person) in the rental valuation of property similar to the Premises who is acquainted with the market for such premises in the locality and who continues to practice professionally in the rental valuation field.

Reviewed Rent means the higher of:

(a)	the Rent contractually payable immediately before the Relevant Review Date; and

(b)	the Market Rent on the Relevant Review Date.

2	Rent Review

2.1	From and including each Relevant Review Date the Rent shall be the Reviewed Rent.

3	Agreement or determination of the Reviewed Rent

3.1	The Market Rent at the Relevant Review Date may be agreed in writing at any time between the Landlord and the Tenant, but the Landlord may at any time not earlier than three months before the Relevant Review Date or the Landlord and/or the Tenant (as the case may be) may at any time after the Relevant Review Date:

3.1.1	either by agreement between them; or

3.1.2	by the Landlord or the Tenant giving Notice to the other;

require the Market Rent to be determined by the Review Surveyor.

3.2	Any such determination by the Review Surveyor shall be the Market Rent on the Relevant Review Date, unless the Market Rent has been agreed in writing by the Landlord and the Tenant at any time prior to such determination.

4	Appointment and functions of the Review Surveyor

4.1	The Review Surveyor shall be appointed by agreement between the Landlord and the Tenant or, failing such agreement, nominated by the President on the written application of either the Landlord or the Tenant.

4.2	The Review Surveyor shall:

4.2.1	act as an expert;

4.2.2	invite the Landlord and the Tenant to submit to him written representations and written counter-representations in respect of the other Party’s representations but he shall not be bound thereby and will be entitled to rely upon his own judgement and opinion; and

4.2.3	within 65 Business Days of his appointment or within such extended period as the Parties may agree give to the Landlord and the Tenant written notice of the amount of the Market Rent as determined by him.

5	Costs of reference to the Review Surveyor

5.1	The costs of any reference to the Review Surveyor shall be in the award of the Review Surveyor and failing such award the costs shall be payable by the Landlord and the Tenant in equal shares.

6	Appointment of new Review Surveyor

6.1	If the Review Surveyor dies, refuses to act or becomes unwilling or incapable of acting for any reason or fails to give notice of his determination within 65 Business

Days of his appointment or, either the Landlord or the Tenant may request the President to discharge the Review Surveyor and paragraph 4.1 will then apply in relation to the appointment of a replacement and this procedure may be repeated as many times as necessary.

7	Interim payments pending determination

7.1	If the amount of the Reviewed Rent has not been agreed or determined by the Relevant Review Date the Tenant shall:

7.1.1	continue to pay the Rent at the rate applicable immediately before the Relevant Review Date;

7.1.2	pay the Landlord within 10 Business Days of the Decision Date the amount by which the Reviewed Rent for the Decision Period exceeds the Rent actually paid during the Decision Period (apportioned on a daily basis) together with interest at 3% per annum below the Interest Rate from the Relevant Review Date to the date of actual payment (inclusive).

8	Rent restrictions

8.1	If the Landlord’s right to collect review or increase the Rent at a Relevant Review Date is restricted or modified by any Legislation:

8.1.1	the operation of the provisions for review of the Rent shall be postponed to take effect on the first date or dates upon which such restriction or modification is removed and such date or dates shall for the purpose of this Lease be a Relevant Review Date;

8.1.2	the collection of any increase or increases in the Rent shall be postponed to take effect on the first date or dates that such increase or increases may be collected and/or retained in whole or in part and on as many occasions as shall be required to ensure the collection of the whole increase; and

8.1.3	until such restrictions or modifications are removed the Rent shall be the maximum sum from time to time permitted by such restriction or modification as may be applicable.

9	Memorandum of Reviewed Rent

9.1	Within 20 Business Days after the Reviewed Rent has been ascertained, the Landlord shall prepare memoranda recording the Reviewed Rent and the Parties (who will bear their own associated costs) will execute and exchange these and annex the same to this Lease and its counterpart.

10	Time not of the essence

10.1	For the purpose of this Schedule time shall not be of the essence.

Lease

Executed by Mill Street
Partnership Management LLP as attorney
to the Mill Street Partnership LLP
acting by:
Member /s/ David Royce

Member /s/ Mark Cannell

Executed as a deed by
ViroPharma Limited
acting by
Director /s/ Thierry Darcis

Director/Secretary /s/ Ian Hewitt

Executed as a deed on behalf of
ViroPharma Incorporated a company incorporated
in Delaware by Vincent J. Milano
being a person who in accordance with the laws
of that territory is acting under the authority
of the company:
Signatory /s/ Vincent J. Milano

The Mill Street Partnership LLP

Landlord

and

ViroPharma Limited

Tenant

and

ViroPharma Incorporated

Guarantor

Lease

in respect of

3rd Floor, Chatsworth House, Maidenhead

Prescribed Clauses

LR1. Date of Lease	May 14, 2008

LR2. Title number(s)

LR2.1 Landlord’s title number(s)	BK44940 and BK402085 and referred to elsewhere in this Lease as the Landlord’s Registered Title

LR2.2 Other title numbers	None

LR3. Parties to this Lease

Landlord	The Mill Street Partnership LLP (Company Registration Number OC317500) whose registered office is at Stable Offices, Sudpre, Perry Hill, Worplesdon, Surrey GU3 3RB or such other person who is from time to time entitled to the reversion immediately expectant on the determination of this Lease (referred to elsewhere in this Lease as the Landlord).

Tenant

ViroPharma Limited Company Registration Number

6246349 whose registered office is at 55 Station Road, Beaconsfield, Buckinghamshire HP9 1QL and includes every person who is at any time the tenant under this Lease and, in the case of an individual, his personal representatives (referred to elsewhere in this Lease as the Tenant).

Guarantor	ViroPharma Incorporated a company registered in Delaware with company number 2435760 and with a registered office at 397 Eagleview Boulevard, Exton, Pennsylvania 19341 and having an address for service in the United Kingdom at the Premises.

LR4. Property	See definition of Premises in Clause 1.1.1. In the case of a conflict between this clause and the remainder of this Lease then, for the purposes of registration, this clause shall prevail.

LR5. Prescribed statements etc	None

LR6. Term for which the Property is leased	The term is as follows: 10 years beginning on and including the Term Commencement Date and ending on May 14, 2018 (referred to elsewhere in this Lease as the Term).

LR7. Premium	None

LR8. Prohibitions or restrictions on disposing of this Lease	This Lease contains a provision that prohibits or restricts dispositions.

LR9. Rights of acquisition etc

LR9.1 Tenant’s contractual rights to renew this Lease, to acquire the reversion or another Lease of the Property, or to acquire an interest in other land	None

LR9.2 Tenant’s covenant to (or offer to) surrender this Lease	None

LR9.3 Landlord’s contractual rights to acquire this Lease	None

LR10. Restrictive covenants given in this Lease by the Landlord in respect of land other than the Property	None

LR11. Easements

LR11.1 Easements granted by this Lease for the benefit of this Property	Schedule 1 Part 1

LR11.2 Easements granted or reserved by this Lease over the Property for the benefit of other property	Schedule 1 Part 2

LR12. Estate rentcharge burdening the Property	None

LR13. Application for standard form of restriction	Not applicable

LR14. Declaration of trust where there is more than one person comprising the Tenant	Not applicable

3

Particulars

Building:	The building known as Chatsworth House, Maidenhead, Berkshire and registered at the Land Registry under the Landlord’s Registered Title (referred to elsewhere in this Lease as the Building)

Term Commencement Date:	The date of this Lease

Rent:	From and including the Rent Commencement Date to and including 14 May 2010 the rent of sixty thousand and sixty pounds (£60,060) per annum and thereafter one hundred and twenty thousand one hundred and twenty pounds (£120,120) per annum or such other yearly rent agreed or determined pursuant to Schedule 4

Rent Commencement Date:	15 May 2009

Permitted Use:	As offices within Class B1(a) of the 1987 Order

Review Dates:	May 14 in the year 2013 and any date stipulated by virtue of paragraph 8.1 of Schedule 4

Internal Decorating Year:	Every fifth year

Break Date:	May 14, 2013

Table of Contents

1	Definitions and interpretation	3

1.1	Definitions	3
1.2	Interpretation	8
1.3	Other	9

2	Demise and rents	9

3	Tenant’s covenants	10

3.1	Rent	10
3.2	Interest	10
3.3	Rates and outgoings	10
3.4	Landlord’s costs	11
3.5	Indemnity	11
3.6	VAT	12
3.7	Repairs	12
3.8	Maintenance and decoration	13
3.9	Alterations	13
3.10	Advertisements, signs and aerials	14
3.11	Default notices	14
3.12	End of the Term	15
3.13	Use	15
3.14	Prohibited uses, nuisance, overloading and regulations	16
3.15	Encroachments, easements and third party rights	17
3.16	Dealings	17
3.17	Compliance with Legislation	22
3.18	Substitute Guarantor	23
3.19	Other obligations	24
3.20	Registration at the Land Registry	24

4	Landlord’s covenants	24

4.1	Quiet enjoyment	24
4.2	Services	24

5	Insurance	24

5.2	Landlord to insure	25
5.3	Suspension of rent	25
5.4	Reinstatement following damage	26
5.5	Reinstatement prevented and option to terminate	26
5.6	Tenant’s insurance obligations	27

6	Forfeiture	29

7	Guarantor covenants	30

8	Miscellaneous	30

8.1	No implied easements	30
8.2	Neighbouring Property	30
8.3	Exclusion of statutory provisions	30
8.4	Removal of Tenant’s effects	30
8.5	Perpetuity period	31
8.6	Exclusion of Landlord’s liability	31
8.7	New tenancy	31
8.8	General	31
8.9	Entire agreement and exclusion of representations	32
8.10	Notices	32
8.11	Counterparts	33

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8.12	Effect of document and governing law and jurisdiction	33
8.13	Consequences of termination	33
8.14	Break clause	33

Schedule 1 Part 1: Rights and easements granted	37

Schedule 1 Part 2: Exceptions and reservations	38

Schedule 1 Part 3: Deeds and documents affecting the Premises	40

Schedule 2: Covenants by Guarantor	41

1	Guarantee and indemnity	41
2	Liability of Guarantor	41
3	Disclaimer or forfeiture of Lease	41
4	Guarantor to enter into supplemental documents	42
5	Guarantor not to claim in competition or take security	42
6	Guarantor bound by proceedings	43
7	Address for service	43

Schedule 3 Part 1: Service Charge	44

1	Definitions	44
2	Landlord to provide Services	45
3	Tenant to pay Service Charge	46
4	Service Charge statement and adjustments	46
5	Landlord’s protection provisions	46

Schedule 3 Part 2: Service Costs	49

1	Complying with Landlord’s obligations	49
2	Retained Parts	49
3	Legal proceedings	49
4	Requirements of any authority	49
5	Insurance and legislation	50
6	Employment of staff and professionals	50
7	Other costs	50

Schedule 4: Rent Review	52

1	Definitions	52
2	Rent Review	54
3	Agreement or determination of the Reviewed Rent	54
4	Appointment and functions of the Review Surveyor	54
5	Costs of reference to the Review Surveyor	54
6	Appointment of new Review Surveyor	54
7	Interim payments pending determination	55
8	Rent restrictions	55
9	Memorandum of Reviewed Rent	55
10	Time not of the essence	55

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This Lease is dated and made between the parties specified in the Prescribed Clauses.

It is agreed as follows:

1	Definitions and interpretation

1.1	Definitions

1.1.1	In this Lease, unless the context otherwise requires, the following definitions apply:

Access Regulation means the regulations relating to the access and egress from the fourth floor plant room in the form annexed to this lease such regulations being subject to such change or amendment as the Landlord may make (acting reasonably and in the interests of good estate management) from time to time with such change or amendment being communicated to the Tenant in writing;

Act of Insolvency means any of the following:

(a)	in relation to a company, the:

(i)	the appointment of any type of liquidator, receiver, or trustee or an administrator, judicial custodian officer in respect of the company or its assets and/or undertaking;

(ii)	the winding up, liquidation (otherwise than as part of a genuine solvent reconstruction or amalgamation), administration, dissolution, or reorganisation of the company;

(b)	in relation to an individual:

(i)	the appointment of any type of receiver, or trustee or judicial custodian over the whole or any part of the individual’s assets;

(ii)	bankrupting or obtaining an interim order in respect of the individual;

(c)	in relation to any person (whether an individual or a company):

(i)	it is or is deemed for the purpose of any law or it admits to be unable to pay its debts or to be insolvent;

(ii)	it suspends making payments on any of its debts or it commences negotiations with any of its creditors with a view to rescheduling any of its indebtedness or the person proposes any form of arrangement with any of its creditors;

(iii)	any distress or execution being levied on any of the person’s assets;

(iv)	the person ceases to exist for any reason; or

(d)	any analogous proceedings or step is taken in any jurisdiction.

Acts of Terrorism has the meaning given to that phrase in section 2(2) Reinsurance (Acts of Terrorism) Act 1993.

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Additional Rents means individually or collectively the sums reserved as rent in Clause 2.1.2 (Demise and Rents).

Authorised Guarantee Agreement means an authorised guarantee agreement as defined in section 16 of the 1995 Act in such form as the Landlord and Tenant may agree both parties acting reasonably.

Authorised Persons means servants, employees, contractors, workmen, agents, and licensees.

Authority means any statutory, public, local or other competent authority or a court of competent jurisdiction.

Building means the building described in the Particulars and includes Conduits owned by the Landlord which are within or which serve it and any alteration or addition to it or replacement of it from time to time during the Term;

Business Day means a day other than a Saturday or Sunday or a bank holiday or public holiday in England and Wales.

CDM Regulations means the Construction (Design & Management) Regulations 2007.

Common Facilities means any Facilities except those that are within and exclusively serve any Lettable Areas.

Common Parts means those amenities and/or parts of the Building from time to time during the Term provided by the Landlord for common use by the Landlord, the tenants and the other occupiers of the Building and those authorised by them.

Conduits means any existing or future media and ancillary apparatus for the passage of Utilities, substances, energy or information.

Contamination means the contamination or pollution (as defined by Environmental Law) of any land, water, air or the environment by any substance in, on, under or emanating from the Premises.

Corridor means the corridor shown hatched on Plan 1.

End of the Term means the date on which the Term actually ends (however determined).

Environmental Law means all Legislation relating to the environment and/or pollution of the environment (as those terms are defined in section 1 of the Environmental Protection Act 1990).

Extraneous Circumstances means any cause or circumstance beyond the Landlord’s reasonable control (including breakdown, failure, malfunction, inclement weather, shortages, strikes, labour disputes, malicious damage or Acts of Terrorism).

Facilities means such systems, facilities, equipment and Utilities as may from time to time be provided for the general amenity of the Building, including, to the extent provided from time to time:

(a)	those for security and surveillance; fire prevention; air conditioning, cooling and extraction; heating and ventilation; and

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(b)	lifts; reception facilities; refuse facilities; communal nameplates and signs; car park equipment; public address and other communication facilities.

Group means a group of companies within the meaning of section 42 of the 1954 Act.

Guarantor means:

(a)	any person named as Guarantor in Prescribed Clause LR3; and/or

(b)	any person who guarantees compliance with the Tenant’s Covenants; and/or

(c)	the successors in title and assigns of any such person and, in the case of an individual, his personal representatives.

Insurance Rent means:

(a)	the whole of the sums that the Landlord pays from time to time for insuring against loss of the Rent and Additional Rents; and

(b)	a fair and reasonable proportion (determined by the Landlord acting reasonably) of the sums that the Landlord pays from time to time for insuring the Building (excluding tenants fixtures and fittings) against the Insured Risks and insuring third party and public liability at the Building;

and in each case such sums to include the proper cost of valuations for insurance purposes but provided that such valuations are not carried out more often than once in any period of two years.

Insured Risks means fire, storm, tempest, heave, subsidence, flood, lightning, impact, aircraft (other than hostile aircraft) and other aerial devices and articles dropped therefrom, riot, civil commotion and malicious damage, Acts of Terrorism, bursting or overflowing of water tanks, apparatus or pipes (but excluding such risks as the Landlord reasonably considers cannot be insured against in the UK market at a reasonable rate) and such other risks as the Landlord may in its reasonable discretion from time to time determine subject in each case to such exclusions, excesses, limitations and conditions as may be imposed by the insurers.

Interest means interest at the rate of three per cent (3%) per annum above the base rate from time to time of National Westminster Bank Plc, (or of such other UK clearing bank designated by the Landlord from time to time by giving Notice to the Tenant) both before and after any judgment, calculated on a daily basis from the date on which interest becomes chargeable on any payment due under this Lease to the date on which such payment is received in cleared funds.

Landlord’s Consent means consent permission or approval required under this Lease.

Landlord’s Interest means the Landlord’s interest in the Premises (but in Clause 3.10.2(b) (Advertisements, signs and aerials) means the Landlord’s interest in the Premises or the Building).

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Lease means this Lease and any document supplemental to it or entered into pursuant to its terms (including any Authorised Guarantee Agreement).

Legislation means statute, statutory instrument, statutory guidance, treaty, regulation, directive, by-law, code of practice, guidance note, circular and common law for the time being in force.

Lettable Areas means accommodation in the Building from time to time let or intended to be let to occupational tenants or designed for letting or separate occupation.

Neighbouring Property means all parts of the Building (except the Premises) and other property adjoining or near the Premises or the Building.

Notice means written notice given by a Party to any other Party.

Outgoings means all rates, taxes, duties, assessments, impositions, duties, charges and other outgoings of any type payable, charged or assessed on property or the owner or occupier of property but taxes does not include VAT nor taxes imposed on the Landlord in respect of its ownership, rental income from or dealing with its interest in the Premises.

Particulars means the particulars appearing after the Prescribed Clauses at the front of this Lease.

Party means a party to this Lease and Parties means more than one Party.

Perpetuity Period means a period of 80 years from and including the Term Commencement Date.

Plans means the numbered plans attached to this Lease and references to individual plans are to the plans so numbered.

Planning Law means all Legislation relating to town and country planning.

Premises means the Third Floor of the Building shown edged red on Plan 1 and forming part of the Building and includes:

(a)	the internal surfaces of all walls enclosing the said premises;

(b)	the internal surfaces of any loadbearing wall or column within the said premises;

(c)	all non-loadbearing walls within the said premises;

(d)	all ceilings of the said premises up to the level of (but excluding) the bottom of the joists, beams or slabs above them;

(e)	all floors and floorboards of the said premises down to the level of (but excluding) the tops of the joists, beams or slabs below them and all carpets, floor coverings or other floor finishes in the said premises;

(f)	the internal surfaces of all window frames and the glass in all windows of the said premises;

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(g)	all internal and external doors and door frames belonging to the said premises;

(h)	all additions alterations and improvements to the said premises;

(i)	all fixtures and fittings from time to time in or on the said premises except those fixed by the Tenant which are generally regarded as tenant’s or trade fixtures;

(j)	all Conduits and Facilities within and exclusively serving the said premises;

but not including any part of the structure or the exterior of the Building.

Prescribed Clauses means the clauses numbered LR1 to LR14 inclusive at the front of this Lease and Prescribed Clause shall be interpreted accordingly.

Registration Event means individually or collectively the grant of this Lease, the occurrence of any Transaction or the grant, reservation or variation of any easements in this Lease.

Retained Parts means all parts of the Building which are not from time to time Lettable Areas including:

(a)	the structure, walls, foundations and roofs of the Building;

(b)	the Common Parts;

(c)	all windows frames (including mastic joints or seals) and window furniture (other than the internal surfaces);

(d)	office, storage and other accommodation reserved within the Building for the Landlords Authorised Persons;

(e)	parts of the Building reserved for the housing of plant, machinery and equipment for the supply of Utilities and/or for the provision of the Services;

(f)	Conduits (except any which are within and exclusively serve any Lettable Areas) and Common Facilities in each case in, on, over, under or serving the Building.

Review Dates means the review dates specified in the Particulars and Relevant Review Date shall be interpreted accordingly.

Service Charge has the meaning given in Schedule 3 .

Services has the meaning given in Schedule 3 .

Superior Landlord means any person(s) entitled to any estate or interest superior to the interest of the Landlord in the Building.

Surveyor means a person appointed by the Landlord to perform the function of a surveyor for any purpose of this Lease (including an employee of the Landlord or of a company in the same Group as the Landlord and any person appointed by the Landlord to collect the rents and manage the Building) but does not include the Review Surveyor defined in Schedule 4.

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Transaction means any assignment, charge, sublease or any other devolution of this Lease or of any interest deriving from this Lease or any dealing with this Lease or the making of any other arrangement for the occupation of the Property.

Tenant’s Authorised Persons means the Authorised Persons of the Tenant together with any sub-tenant, or other occupier from time to time of the Premises and their respective Authorised Persons.

Tenant’s Covenants means the covenants (as defined in section 28(1) of the 1995 Act) in this Lease to be complied with by the Tenant.

Travel Plan means the interim workplace travel plan dated [            ] as varied from time to time made in respect of the Building.

Uninsured Risk means if it is or they are not an Insured Risk (save to the extent that the insurance has been invalidated or payment of insurance moneys is refused because of any act, neglect or default of the Tenant or the Tenant’s Authorised Persons) an Act of Terrorism or flooding caused directly or indirectly by the overflowing of the River Thames (including but not limited to flooding through drains caused by the overflow of the River Thames).

Utilities means water, gas, sewerage, electricity and telecommunications and such other supplies made to or consumed in the Building from time to time.

VAT means Value Added Tax as provided for in the Value Added Tax Act 1994 and any tax similar or equivalent to Value Added Tax or performing a similar fiscal function.

1954 Act means the Landlord and Tenant Act 1954.

1995 Act means the Landlord and Tenant (Covenants) Act 1995.

1987 Order means the Town and Country Planning (Use Classes) Order 1987 (as originally made).

2003 Order means the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003

1.2	Interpretation

In this Lease (except where the context otherwise requires):

1.2.1	any phrase introduced by the terms including, include, in particular or any similar expression shall be construed as being by way of illustration or emphasis only and shall not limit the generality of the preceding words;

1.2.2	reference to liabilities are to all liabilities of any nature whatsoever including actual or contingent liabilities, claims, demands, actions, proceedings, damages, losses, penalties, costs, fees and expenses and liability shall be construed accordingly;

1.2.3	reference to Legislation (except to the 1987 Order) is reference to it as it is in force for the time being taking account of any amendment, extension, re-enactment or replacement and includes any subordinate legislation (within the meaning of section 21(1) of the Interpretation Act 1978) for the time being made under it;

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1.2.4	references to Clauses and Schedules are to clauses of and schedules to this Lease, and references to paragraphs are references to paragraphs of the Schedule in which the reference appears;

1.2.5	the table of contents and clause headings are for ease of reference only and shall not affect the construction of this Lease; and

1.2.6	reference to Neighbouring Property, the Building, the Common Parts, the Lettable Areas, the Premises or the Retained Parts shall include in each case each and every part of the same.

1.3	Other

1.3.1	The Prescribed Clauses, Particulars and Schedules form part of this Lease and have effect as if set out in full in the body of this Lease and any reference to this Lease includes the Prescribed Clauses Particulars and Schedules.

1.3.2	The expressions contained in the Particulars have the meanings set opposite them in the Particulars and expressions contained in the Prescribed Clauses have the meanings given to them in the Prescribed Clauses but in each case as further defined in Clause 1.1 (Definitions) where appropriate.

1.3.3	Any obligation on the Parties to do something includes an obligation to procure that it be done and any obligation not to do something includes an obligation not to suffer or permit such thing to be done and to take all necessary action to prevent an Authorised Person breaching such an obligation.

1.3.4	A reference to any right exercisable by the Landlord shall where the context allows, include the exercise of such right by any Superior Landlord and all persons properly authorised by the Landlord.

1.3.5	Where Landlord’s Consent is required under this Lease, such consent:

(a)	is conditional on the consent, permission or approval of any Superior Landlord and any mortgagee being given (if required under the terms of the relevant lease or mortgage); and

(b)	shall only be valid if given by formal deed of consent executed and delivered by the Landlord unless it is in writing signed by or on behalf of the Landlord and expressly states that the Landlord waives the requirement for a formal deed in that particular case.

2	Demise and rents

The Landlord demises with full title guarantee to the Tenant the Premises for the Term together with the rights and easements specified in Schedule 1 Part 1 except and reserving to the Landlord, any Superior Landlord and all others who may be or may become entitled, for the benefit of Neighbouring Property belonging to any of them now or at any time during the Perpetuity Period, the rights and easements specified in Schedule 1 Part 2 so far as they subsist and are capable of being enforced subject to (and where applicable with the benefit of) the provisions of the documents listed in Schedule 1 Part 3 and all rights, easements, quasi-easements, privileges, covenants, restrictions and stipulations affecting the Premises paying to the Landlord during the Term:

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2.1.1	the Rent by equal quarterly payments in advance on the usual quarter days and proportionately for any period of less than a year, the first payment being a proportionate sum for the period from and including the Rent Commencement Date to the day before the quarter day following the Rent Commencement Date, and to be made on the Rent Commencement Date; and

2.1.2	within 11 Business Days and recoverable as rent:

(a)	the Insurance Rent;

(b)	the Service Charge; and

(c)	all other monies (including VAT) payable by the Tenant under this Lease.

3	Tenant’s covenants

The Tenant covenants with the Landlord throughout the Term to comply with the requirements of this Clause 3 (Tenant’s Covenants).

3.1	Rent

3.1.1	The Tenant shall pay the Rent and Additional Rents at the times and in the manner specified in this Lease.

3.1.2	The Tenant shall not exercise or seek to exercise any right or claim to legal or equitable set-off, or to withhold payment of any of the Rent or Additional Rents.

3.1.3	The Tenant shall pay the Rent by banker’s order or credit transfer to any bank account in the United Kingdom designated by the Landlord, if the Landlord gives the Tenant Notice to that effect.

3.2	Interest

The Tenant shall pay Interest on:

(a)	any Rent (whether or not formally demanded) and VAT on the Rent if applicable which remains unpaid after the date when payment is due; and

(b)	any Additional Rents which are not paid within 10 Business Days after the date when payment is due.

3.3	Rates and outgoings

3.3.1	The Tenant shall pay and indemnify the Landlord against:

(a)	All Outgoings payable in respect of the Premises and the fair and reasonable proportion properly attributable to the Premises of any Outgoings payable in respect of any premises (including the Building) of which the Premises form part;

(b)	all charges for supplies of Utilities to the Premises during the Term, including any connection charges, standing charges and meter rents; and

(c)	any loss of rating (or similar) relief which the Landlord suffers if such relief is given to the Tenant in relation to any period before the End of the Term.

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3.3.2	The Tenant shall not:

(a)	agree any rateable value for the Premises without the Landlord’s Consent (such consent not to be unreasonably withheld or delayed);

(b)	appeal against any rateable value assessed or imposed in relation to the Premises without the Landlord’s Consent (such consent not to be unreasonably withheld or delayed) and, if the Landlord appeals against any such rateable value, the Tenant shall promptly give to the Landlord such assistance at the Landlord’s cost for the pursuit of such appeal as the Landlord requests.

3.4	Landlord’s costs

The Tenant shall pay within 5 Business Days of demand and indemnify the Landlord against all costs, fees, charges, disbursements and expenses properly incurred by the Landlord including those payable to solicitors, counsel, architects, surveyors, bailiffs and the Landlord’s internal management fee in relation to or in contemplation of:

(a)	the preparation (in reasonable contemplation of proceedings) and service of a notice or any proceedings under sections 146 or 147 of that Law of Property Act 1925 even if forfeiture is avoided otherwise than by relief granted by the Court;

(b)	the preparation (in reasonable contemplation of proceedings) and service of any notice pursuant to section 6 Law of Distress Amendment Act 1908 or under section 17 of the 1995 Act;

(c)	the preparation and service of notices and schedules relating to wants of repair whether served during or after the End of the Term provided that the notices or schedules are received within 5 months of the End of the Term;

(d)	the recovery or attempted recovery of arrears of Rent or Additional Rents due from the Tenant or in remedying any breach of the Tenant’s Covenants;

(e)	any application for consent or approval made necessary by this Lease whether or not consent or approval is granted or the application is withdrawn provided that the Tenant is not required to pay any such costs, fees, changes, disbursements and expenses where consent is unreasonably withheld or delayed or made subject to an unreasonable condition where the Landlord is under an obligation not to unreasonably withhold or delay its consent;

(f)	the supervision by the Landlord of any works which the Tenant is obliged to carry out pursuant to any of the provisions of this Lease;

Provided that in respect of paragraph (e) and (f) the Tenant is only required to indemnify the Landlord against reasonable and proper legal and agent’s fees.

3.5	Indemnity

The Tenant shall indemnify and keep the Landlord fully indemnified against all liabilities arising directly or indirectly out of:

(a)	the state of repair or use or condition of the Premises for which the Tenant is responsible under the terms of this Lease;

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(b)	any breach of the Tenant’s Covenants or any act, default or negligence of the Tenant or the Tenant’s Authorised Persons;

(c)	the sale of any property in accordance with Clause 8.4 (Removal of Tenant’s Effects)which is made in the bona fide mistaken belief (which shall be presumed unless proved otherwise) that such property belonged to the Tenant; or

(d)	all works (whether voluntary or required by a remediation notice) required to be carried out (whether before or after the End of the Term) under Environmental Law by reason of anything done or omitted to be done at the Premises by the Tenant or the Tenant’s Authorised Persons during the Term or other period of occupation by the Tenant;

Provided that the Landlord shall use reasonable endeavours to mitigate its loss.

3.6	VAT

3.6.1	The consideration for any supply made by the Landlord under this Lease is exclusive of VAT.

3.6.2	The Tenant shall pay to the Landlord an amount equal to any applicable VAT in addition to any such consideration at the same time and in the same manner as that consideration and the Landlord shall provide the Tenant with a valid VAT invoice in respect of such costs within 14 days of payment.

3.6.3	In every case where the Tenant is required to reimburse the Landlord for any payment made by the Landlord under the terms of or in connection with this Lease, the amount to be reimbursed shall include an amount equal to the amount of any VAT payable by the Landlord on that payment, except to the extent that the Landlord can recover that VAT as input tax.

3.7	Repairs

The Tenant shall:

(a)	keep the Premises in good and substantial repair and condition;

(b)	replace with new items of equivalent quality (when new) any Landlord’s fixtures and fittings which at any time during the Term become missing, damaged, broken or destroyed;

(c)	without prejudice to the generality of Clauses 3.7(a) (Repairs) and 3.7(b) (Repairs) replace the carpets whenever necessary and in any case at the End of the Term with carpets of equivalent quality (when new) and of a design and colour approved by the Landlord (approval not to be unreasonably withheld); and

(d)	carry out works of repair of the Premises under this Clause 3.7 (Repairs) in accordance with relevant manufacturers’ or installers’ instructions;

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but the Tenant shall not be liable to repair or make good damage to the Premises by the Insured Risks, (except to the extent that the insurance has been invalidated or payment of insurance moneys is refused because of any act, neglect or default of the Tenant or the Tenant’s Authorised Persons) or the Uninsured Risks.

3.8	Maintenance and decoration

The Tenant shall:

(a)	keep the Premises clean and tidy and decorated to a high standard;

(b)	properly prepare, treat and decorate all internal parts of the Premises in every Internal Decorating Year and in the last three months before the End of the Term;

(c)	carry out all preparation, treatment and decoration in a good and workmanlike manner such preparation, treatment and decoration in the last three months of the Term to be in colours and with materials previously approved by the Landlord (such approval not to be unreasonably withheld or delayed).

(d)	clean the insides of all windows and window frames and all other glass in the Premises at least once in three months;

(e)	replace as soon as practicable all broken or damaged glass in or forming part of the Premises with glass of the similar specification; and

(f)	ensure that all mechanical installations and equipment (including any Facilities) forming part of the Premises are regularly inspected and maintained in each case by a qualified person in accordance with any relevant manufacturers’ or installers’ instructions notified to the Tenant in writing and at intervals recommended by the manufacturer.

3.9	Alterations

3.9.1	The Tenant shall not:

(a)	alter or interfere with any part of the Building which is not included in the Premises; nor

(b)	make any alteration or addition to the Premises unless permitted by this Clause 3.9 (Alterations).

3.9.2	The Tenant may make the following alterations with the Landlord’s Consent (such consent not to be unreasonably withheld or delayed) and subject to complying with any requirement the Landlord specifies under Clause 3.9.3 (Alterations):

(a)	an alteration to the interior of the Premises which does not alter or in any way affect the whole or any part of the structure of the Building;

(b)	the installation of or an alteration to any Conduits or Facilities forming part of the Premises provided that access to any Conduits or Facilities is not hindered and such installation or alteration is made in accordance with the requirements of any appropriate body specified by the Landlord; and

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(c)	such alterations as the Tenant may be obliged to carry out pursuant to or in anticipation of any Legislation.

Provided that it is acknowledged that the Landlord shall be entitled to withhold consent if the effect of the alteration will or is likely to have a negative impact on the energy performance of the Building and/or the Premises and provided further no such consent will be required for the erection or removal of non-structural demountable partitioning provided that all such works are carried out in a good and workmanlike manner and written notice of the partitions together with a plan showing the partitions are given to the Landlord within 8 weeks of the work commencing.

3.9.3	Before giving consent under Clause 3.9.2 (Alterations) the Landlord may require:

(a)	the submission to the Landlord of drawings and specifications (in triplicate) showing the proposed alteration; and

(b)	the execution of the formal licence to carry out the proposed alteration, in such form as the Landlord reasonably requires and which may include a covenant for the reinstatement of the Premises at the End of the Term or if this Lease is renewed, at the end of the term (however determined) granted by such renewal lease, and such assurances, warranties and further covenants as the Landlord reasonably requires.

3.9.4	If alterations or additions are made to give Notice to the Landlord promptly following completion of the cost of the works for insurance purposes.

3.9.5	The Tenant shall on request provide the Landlord with such information relating to any alterations it has made or is to make to the Premises as is reasonably required by the Landlord to enable the Landlord to assess the impact of such alterations on the energy performance of the Building and/or the Premises.

3.10	Advertisements, signs and aerials

3.10.1	Unless permitted by Schedule 1 Part 1 the Tenant shall not exhibit so as to be visible from outside the Premises, any flag, aerial, mast, satellite dish, advertisement, television, moving display, poster, notice or other sign or thing.

3.10.2	The Tenant shall:

(a)	display and maintain all notices which the Landlord may from time to time reasonably require to be displayed at the Premises; and

(b)	permit the Landlord at all reasonable times on giving at least 48 hours’ prior written notice to enter the Premises and affix and retain on suitable parts of the Premises (but not so as to materially affect the access of light and air to the Premises) notices (during the last six months of the Term) for reletting the Premises and (at any time during the Term) for selling the Landlord’s Interest and shall not remove or obscure such notices and shall permit all persons with the written authority of the Landlord to view the Premises at reasonable hours in the daytime on prior appointment.

3.11	Default notices

3.11.1	If the Landlord gives to the Tenant Notice of any defects, wants of repair or breaches of the Tenant’s Covenants, the Tenant shall within one month of such Notice, or as soon as reasonably practicable in an emergency, begin and then diligently continue to comply with such Notice to the reasonable satisfaction of the Landlord.

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3.11.2	If the Tenant fails to comply with the provisions of Clause 3.11 (Default notices), or fails to complete compliance with the relevant Notice (to the reasonable satisfaction of the Landlord) within three months (or such other shorter period which is reasonable in the circumstances), the Landlord may enter the Premises and carry out all or any of the works referred to in the Notice and the Tenant shall pay to the Landlord on demand as a debt all costs and expenses (including professional fees) thereby incurred.

3.12	End of the Term

3.12.1	Immediately prior to the End of the Term the Tenant shall at its own cost:

(a)	remove from the Premises any sign, writing or painting of the name or business of the Tenant or the occupiers of the Premises and all tenant’s fixtures, fittings, furniture, plant, machinery and effects and make good to the Landlord’s reasonable satisfaction all damage caused by such removal;

(b)	ensure that wherever any items removed in accordance with this Clause 3.12.1 (End of the Term) are connected to or take supplies from any Utilities, they are disconnected and made safe; and

(c)	except to the extent released from this obligation by a Notice from the Landlord to that effect remove and make good all alterations and additions made to the Premises during or prior to the Term and well and substantially reinstate the Premises and hand them back to the Landlord in the condition required by the Tenant’s obligations in this lease.

3.12.2	At the End of the Term the Tenant shall deliver all keys of the Premises to the Landlord and yield up the Premises to the Landlord with vacant possession and in a state of repair and condition and in all other respects in compliance with the Tenant’s Covenants.

3.12.3	Promptly after the End of the Term (and notwithstanding that the Term has ended) the Tenant shall make an application to:

(a)	remove all entries on the Landlord’s Registered Title relating to this Lease or the easements granted by this Lease; and

(b)	where the title to this Lease is registered at the Land Registry, close the registered title of this Lease;

and in each case the Tenant shall deal promptly and properly with any requisitions raised by the Land Registry in connection with such application and keep the Landlord informed of the progress and completion of the same.

3.13	Use

3.13.1	The Tenant shall not use the Premises except for the Permitted Use.

3.13.2	The Tenant shall secure the Premises against intrusion when not in use and shall not leave the Premises continuously unoccupied for more than 28 consecutive days without both notifying the Landlord and providing or paying for such reasonable caretaking or security arrangements as the Landlord may reasonably require in order to protect the Premises from vandalism, theft or unlawful occupation.

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3.13.3	The Tenant shall ensure that the Landlord has written notice of the name, home address and home telephone number of at least two keyholders of the Premises and shall provide the Landlord with a set of keys to the Premises to enable the Landlord to enter the Premises for security purposes or in an emergency.

3.14	Prohibited uses, nuisance, overloading and regulations

3.14.1	The Tenant shall not:

(a)	do anything in or about the Premises or the Building which is a nuisance or which causes danger or damage to the Landlord or to the owners, tenants or occupiers of Neighbouring Property, or which would be detrimental to the value of the Premises or the Building;

(b)	emit from the Premises any noise, vibration, smell, fumes, smoke, dust, soot, ash, grit or any noxious or deleterious substances, or effluvia;

(c)	discharge into any Conduits any noxious or deleterious substance or any substance which would obstruct any Conduits, or would be or become a source of danger, or would cause damage or injury to any person or be deleterious to health, or which would harm the Premises or any Neighbouring Property or any Conduits;

(d)	overload the floors of the Premises or suspend any excessive weight from the roofs, ceilings, walls or structure of the Building nor overload the Conduits, Utilities or Facilities in or serving the Premises or the Building;

(e)	not do anything which may subject the Premises or the Building to any strain beyond that which they are designed to bear (with due margin for safety);

(f)	in relation to the Premises, their use or occupation do or omit to do anything by reason of which the Landlord may incur any legal liability;

(g)	use the Premises for any public or political meeting, nor for any noisy, offensive, dangerous or noxious trade, business or occupation, nor for any illegal or immoral purpose, nor for residential or sleeping purposes;

(h)	invite the public generally, or any specified section of it, to come to the Premises (except by prior appointment) nor use the Premises for a purpose which attracts casual callers nor hold any auction on the Premises;

(i)	conduct on the Premises any gambling, betting or gaming;

(j)	play or use any musical instrument, loud speaker, sound amplification equipment or similar apparatus in such a manner as to be audible outside the Premises;

(k)	keep or operate in or on the Premises any machinery which is unduly noisy or causes vibration or which causes undue disturbance to the owners or occupiers of any Neighbouring Property.

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(l)	load or unload any goods arriving at or dispatched from the Premises in such a way that access to or egress from any Neighbouring Property is obstructed;

(m)	load, unload, or accept the delivery or despatch of goods other than via the entrances designated for such purposes and at the times reasonably stipulated by the Landlord;

(n)	use the service areas for loading or unloading at times other than those reasonably stipulated by the Landlord;

(o)	bring onto or keep on the Premises, or do or omit to do, any thing which might increase the risk of damage or destruction to the Building; or

(p)	deposit any waste, rubbish or refuse on the Common Parts or on any other part of the Building other than in proper receptacles provided for the purpose.

3.14.2	The Tenant shall:

(a)	promptly take all necessary action to abate any nuisance which occurs at the Premises;

(b)	take reasonable precautions to avoid water freezing in the Conduits within the Premises;

(c)	make available for collection refuse as and when reasonably specified from time to time by the Landlord;

(d)	comply with such reasonable regulations in connection with the use and operation of the Premises and/or the Building as are made by the Landlord from time to time and communicated to the Tenant in writing;

(e)	not smoke in the Premises and/or the Building and procure that all the Tenant’s Authorised Persons do not smoke at the Premises and/or the Building.

3.15	Encroachments, easements and third party rights

3.15.1	The Tenant shall not stop up or obstruct any window or light belonging to the Premises and shall not permit any new window, light, opening, doorway, passage, Conduits or other encroachment or easement to be made or acquired into, on or over the Premises and if any person attempts to make or acquire any encroachment or easement the Tenant shall immediately on becoming aware of it give Notice to the Landlord and at the request of the Landlord and at the cost of the Landlord shall adopt such means as the Landlord may require for preventing any such encroachment or the acquisition of any such easement.

3.15.2	Without prejudice to the provisions of Clause 3.16 (Dealings), the Tenant shall not grant any right in favour of any third party that may continue after the End of the Term (including any right in favour of a communications supplier).

3.16	Dealings

3.16.1	Definitions

In this Clause the following definitions apply:

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Assignee means a person to whom the Tenant proposes to assign the whole of the Premises.

Circumstances means individually or collectively the following circumstances that are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927:

(a)	the Rent and (if due and properly demanded) the Service Charge remains unpaid;

(b)	the Assignee is not a Qualifying Person.

Conditions means individually or collectively the following conditions that are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927:

(a)	the Assignee has, if reasonably required by the Landlord, procured that two individuals who are acceptable to the Landlord (acting reasonably) or a company which is a Qualifying Person have or has covenanted by deed with the Landlord as guarantor for the Assignee as set out in Schedule 2;

(b)	the Assignee has if reasonably required by the Landlord, deposited with the Landlord as security for the Assignee’s performance of the Tenant’s Covenants a sum equivalent to six months’ Rent and applicable VAT;

(c)	the Tenant has entered into an Authorised Guarantee Agreement;

(d)	none of the Circumstances apply between the date of the Tenant’s written application for consent to an assignment of the Premises to the Assignee and the date of the proposed assignment.

Permitted Part means a part of the Premises which is capable of being occupied and used as a separate self contained unit of accommodation without adversely affecting the value of the Landlord’s Interest.

Permitted Sublease means a sublease which:

(a)	is granted without any fine or premium;

(b)	reserves a yearly rent, payable in advance on the usual quarter days, at least as high as the rent which the Tenant ought reasonably to obtain in the open market and provides for the review of the yearly rent at the same times and on the same basis as in this Lease;

(c)	requires the Subtenant to obtain the Landlord’s Consent to an assignment of the Premises comprised in the sublease and requires the assignee on any such assignment to enter into direct covenants with the Landlord to the same effect as those in Clause 3.16.5(b)(i) (Subletting);

(d)	is in the same form as this Lease (except as to Rent) and except that any further subletting of the Premises (whether in whole or in part) shall be prohibited;

(e)	contains provisions for the payment by the Subtenant of a proper proportion of the Additional Rents;

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(f)	contains a covenant by the subtenant to perform the Tenant’s Covenants in this Lease (except the covenant to pay the rent); and

(g)	in the case of a subletting of a Permitted Part, would not if granted produce more than two exclusively occupied units of accommodation in the Premises at any one time during the Term.

Qualifying Person means a person who is able to demonstrate to the reasonable satisfaction of the Landlord that it is able to meet all of the Tenant’s Covenants (and an Assignee shall be treated as a Qualifying Person if a Qualifying Person acts as Guarantor for the Assignee and covenants with the Landlord in the terms set out in Schedule 2).

Subtenant means a person to whom the Tenant proposes to sublet the whole of the Premises.

3.16.2	Prohibitions on Dealings

Unless permitted by this Clause 3.16 (Dealings) the Tenant shall not do any of the following:

(a)	assign or sublet the Premises;

(b)	mortgage or charge the Premises;

(c)	hold the Premises expressly or impliedly on trust for another person;

(d)	part with possession or occupation of the Premises;

(e)	share possession or occupation of the Premises; or

(f)	allow anyone other than the Tenant, any lawful subtenant or their respective officers and employees to occupy the Premises.

3.16.3	Assignment

(a)	The Tenant shall not assign part (as distinct from the whole) of the Premises.

(b)	The Tenant may assign the whole of the Premises with the Landlord’s Consent (such consent not to be unreasonably withheld or delayed).

(c)	The Landlord may withhold its consent to an assignment in any of the Circumstances and may grant its consent to an assignment subject to any or all of the Conditions.

(d)	The Landlord may if it is reasonable to do so withhold its consent to an assignment in circumstances other than the Circumstance (provided that the additional circumstances are reasonable) and impose other reasonable conditions instead of or as well as the Conditions.

3.16.4	Charging

(a)	The Tenant shall not mortgage or charge a part (as distinct from the whole) of the Premises.

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(b)	The Tenant may mortgage or charge the whole of the Premises to a bank or another financial institution for a bona fide commercial purpose, with the Landlord’s Consent (such consent not to be unreasonably withheld or delayed).

3.16.5	Subletting

(a)	The Tenant shall not sublet part (as distinct from the whole) of the Premises unless it is a Permitted Part.

(b)	The Tenant may sublet the whole of the Premises or a Permitted Part with the Landlord’s Consent (such consent not to be unreasonably withheld or delayed) if:

(i)	the Subtenant has covenanted by deed with the Landlord, in such form as the Landlord requires, that the Subtenant will comply with the Tenant’s Covenants (except the covenant to pay the Rent) and the lessee’s covenants (as defined in section 28(1) of the 1995 Act) in the sublease from the date the sublease is granted until the Subtenant is released from those covenants by virtue of section 5 of the 1995 Act;

(ii)	the Subtenant (if the Landlord so reasonably requires) has procured that two individuals who are acceptable to the Landlord (acting reasonably) or a company which is a Qualifying Person, covenants by deed with the Landlord, as guarantor for the Subtenant as set out in Schedule 2;

(iii)	the subletting is by way of a Permitted Sublease;

(iv)	before the Sublease is completed, or, if earlier, before the Subtenant becomes contractually bound to take the sublease, the sublease is validly excluded from the operation of sections 24 to 28 (inclusive) of the 1954 Act in accordance with the provisions of section 38A of the 1954 Act and the relevant Schedules of the 2003 Order;

(v)	the Tenant has produced to the Landlord adequate evidence of such valid exclusion as referred to in Clause 3.16.5(b)(iv) (Subletting); and

(vi)	there is no material change in circumstances between the date of the Tenant’s written application for consent to sublet to the Subtenant and the date of the proposed Sublease which would enable the Landlord to withhold its consent if a fresh application were then made.

(c)	The Tenant shall:

(i)	enforce and shall not waive or vary the provisions of a sublease;

(ii)	not enter into any collateral deed, side letter or other arrangement varying, or relieving the Subtenant from any obligation in the sublease, or allowing any reduction in the rents reserved by the sublease;

(iii)	operate at the relevant times the rent review provisions contained in every sublease with due regard to the Landlord’s Interest and shall obtain the Landlord’s Consent (such consent not to be unreasonably withheld or delayed) before agreeing a reviewed rent;

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(iv)	if the rent review under a sublease is to be determined by a surveyor pursuant to the review provisions of the sublease not to permit the nomination of or agree to the identity of the surveyor without the Landlord’s Consent (such consent not to be unreasonably withheld or delayed) and shall procure that the Landlord’s reasonable representations as to the rent payable are made to such surveyor); and

(v)	(if the Tenant exercises its option to terminate this Lease in accordance with Clause 8.14 (Break clause)) immediately exercise its option to terminate each sublease and obtain vacant possession of the Premises on or before the End of the Term of this Lease; and

(vi)	upon the determination of any sublease (however it occurs) not accept any rent from any subtenant or permit it to hold over or acknowledge any tenancy but immediately take all necessary steps at the Tenant’s expense to secure possession of the sublet premises.

3.16.6	Group sharing

(a)	The Tenant may share occupation of the Premises with a company in the same Group as the Tenant if:

(i)	no tenancy is created;

(ii)	the Landlord receives within 15 Business Days of such sharing beginning Notice of the identity of the company sharing occupation and the address of its registered office; and

(iii)	any rent or other payment received by the Landlord from the company in the same Group is paid by it as agent for the Tenant.

(b)	The right of a company in the same Group as the Tenant to share occupation of the Premises with the Tenant under this Clause 3.16.6 (Group sharing) terminates on the company and the Tenant ceasing to be in the same Group and Notice must be given to the Landlord if that happens as soon as reasonably practicable.

3.16.7	Transactions

The Tenant shall no later than 20 Business Days after a Transaction:

(a)	give Notice of the Transaction to the Landlord’s solicitors;

(b)	produce to the Landlord’s solicitors for registration the original or a certified copy of the document effecting or evidencing the Transaction (together with a copy of any Authorised Guarantee Agreement, made pursuant to Clause 3.16.3(c) (Assignment));

(c)	in the case of a sublease in respect of which the provisions of sections 24 to 28 (inclusive) of the 1954 Act have been excluded, a certified copy of both the notice served by the landlord thereunder and of the tenant’s declaration or statutory declaration in response pursuant to section 38A of that Act); and

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(d)	pay such reasonable registration fee as the Landlord’s solicitors may require, being not less than £30 (plus VAT).

3.16.8	Disclosing information

The Tenant shall:

(a)	notify the Landlord of any change of name, address or registered office of the Tenant or any Guarantor as soon as reasonably practicable;

(b)	promptly give the Landlord full details of all derivative interests in the Premises, including details of the actual user, rents, rent reviews and service and maintenance charges payable in respect of them;

(c)	give the Landlord such further information relating to such derivative interests as the Landlord (acting reasonably) may properly require (including names, addresses and telephone numbers of the keyholders of the Premises) provided that the Tenant need not disclose such information where it is by statute prohibited to give or provide such information to the Landlord; and

(d)	provide the Landlord on request with such information as the Landlord shall reasonably require relating to the Premises and the Tenant’s use of them so as to enable the Landlord to assess the energy performance of the Premises and/or the Building and to allow the Landlord and those authorised by it to have access to the Premises and to any plans, metre readings and energy consumption figures relating to the Premises and the Tenant shall co-operate with the reasonable requirements of any energy assessor appointed by the Landlord provided that the Tenant need not disclose such information where it is by statute prohibited to give or provide such information to the Landlord.

3.17	Compliance with Legislation

3.17.1	The Tenant shall:

(a)	comply with all Legislation applicable to:

(i)	the Premises and/or their occupation and use and/or the employment of people in them;

(ii)	the Tenant’s use of other parts of the Building; and

(iii)	any works carried out at the Premises;

and this obligation shall include without limitation an obligation to comply with the requirements of the Travel Plan so far as they relate to the Premises and including without limitation the obligation to provide and implement the Tenant’s own travel plan for the Premises.

(b)	promptly give to the Landlord:

(i)	Notice of any damage to or defect in the Premises which might give rise to any obligation, duty of care or liability on the Landlord pursuant to any Legislation or otherwise; and

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(ii)	a copy of any notice, communication, order or direction (or a proposal for any of the same) given pursuant to Legislation and received by the Tenant which is capable of adversely affecting the Landlord’s Interest and at the Landlord’s request and cost, the Tenant shall make or join with the Landlord in making such objection or representation against it as the Landlord shall (acting reasonably) deem expedient.

3.17.2	The Tenant shall not:

(a)	apply for nor implement any planning permission or other planning consent unless the Landlord’s Consent to such application, permission or consent has been given (which consent shall not be unreasonably withheld or delayed where such application, permission or consent relates to works permitted by the Landlord under Clause 3.9 (Alterations)); nor

(b)	enter into any planning obligation under section 106 of the Town and Country Planning Act 1990 or any planning contribution under section 46 of the Planning and Compulsory Purchase Act 2004.

3.17.3	Where a planning permission in respect of the Premises or the use of the Premises imposes conditions the Landlord may before giving consent to its implementation require the Tenant:

(a)	to provide reasonable security for compliance with the conditions; and

(b)	to undertake that if it implements the planning permission it will carry out before the End of the Term all works which the planning conditions require.

3.17.4	The Tenant shall not cause or permit any Contamination of the Premises or the Building or any Neighbouring Property and shall promptly give to the Landlord Notice of any breach or material non-compliance with Environmental Law in relation to the Premises and/or the Permitted Use.

3.17.5	The Tenant shall comply with the requirements and recommendations of the fire authority and the insurers of the Building in relation to fire precautions affecting the Premises and the reasonable recommendations of the Landlord in respect of the same.

3.17.6	The Tenant shall not obstruct the access to or means of working of any fire fighting and extinguishing equipment or the means of emergency or fire escape from the Premises.

3.17.7	The Tenant shall comply with its obligations under the CDM Regulations, including all requirements in relation to the provision and maintenance of a health and safety file.

3.17.8	The Tenant shall supply all information to the Landlord that the Landlord reasonably requires from time to time to comply with the Landlord’s obligations under the CDM Regulations.

3.18	Substitute Guarantor

If an Act of Insolvency occurs in relation to any Guarantor then the Tenant shall within 10 Business Days of becoming aware of such occurrence give Notice of that fact to the Landlord and, if the Landlord so requires, the Tenant shall within 25 Business Days of service of such Notice procure that some other person reasonably

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acceptable to the Landlord executes and delivers to the Landlord a deed containing a covenant with the Landlord as a primary obligation in the same terms as those entered into by the relevant Guarantor .

3.19	Other obligations

The Tenant shall comply with the agreements, covenants, restrictions and stipulations referred to in the deeds and documents listed in Schedule 1 Part 3 so far as they relate to the Premises and are still subsisting and capable of taking effect and permit the Landlord and any other person authorised by the terms of such deeds and documents to enter the Premises and do anything on the Premises required to be done under such deeds and documents.

3.20	Registration at the Land Registry

As soon as reasonably practicable following the grant of this Lease, the Tenant shall apply to register this Lease at the Land Registry. The Tenant shall ensure that any requisitions raised by the Land Registry in connection with that application are dealt with promptly and properly. Within one month after completion of the registration, the Tenant shall send the Landlord official copies of its title.

4	Landlord’s covenants

The Landlord covenants with the Tenant throughout the Term to comply with the requirements of this Clause 4 (Landlord’s Covenants).

4.1	Quiet enjoyment

The Tenant may quietly enjoy the Premises during the Term without any lawful interference by the Landlord or any person lawfully claiming under or in trust for the Landlord.

4.2	Services

To observe and perform its obligations in Schedule 3 .

4.3	Corridor

To keep the Corridor clear and free from obstruction at all times.

4.4	Travel Plan

To appoint a Travel Plan Co-ordinator (as defined in the Travel Plan) for the Building and to comply with the obligations on the part of the freehold owner in the Travel Plan and the Landlord covenants to include in any new lease of the Building to an occupier similar obligations on the part of the tenant as to the Travel Plan as are imposed on the Tenant in this Lease (including without limitation the obligation to provide and implement a tenant specific travel plan in respect of each such tenant’s demise) and to use reasonable endeavours to enforce such obligations.

5	Insurance

5.1.1	In this Clause 5 (Insurance) Loss of Rent Period means the period of three years or such longer period as the Landlord (acting reasonably) has insured loss of the Rent pursuant to Clause 5.2.1(b) (Landlord to insure)), such period commencing on the date of the specified damage.

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5.1.2	The Landlord and the Tenant covenant with each other throughout the Term to comply with the requirements of this Clause 5 (Insurance).

5.2	Landlord to insure

5.2.1	The Landlord covenants to insure against loss or damage by the Insured Risks with an insurer of repute (except to the extent that the insurance is invalidated by any act or default of the Tenant or the Tenant’s Authorised Persons) such insurance covering:

(a)	the Building (excluding tenant’s fixtures and fittings) for a sum equal to the full cost of reinstatement assuming total loss, including professional fees, the cost of obtaining all necessary consents, site clearance costs and ancillary costs, all applicable VAT and an appropriate allowance for inflation but the Landlord shall not be required to include in such estimate the cost of any alteration or addition to the Premises carried out by the Tenant unless the Tenant has given the Landlord Notice in accordance with Clause 3.9.4 (Alterations).

(b)	the loss of the Rent (plus any applicable VAT) which the Landlord estimates to be payable under this Lease (taking account of any review of the Rent which may become due under this Lease) for three years or such longer period as the Landlord from time to time considers sufficient to complete the reinstatement of the Building following a total loss; and

(c)	third party and public liability at the Building for such sum as the Landlord considers prudent from time to time (provided that such sum is not less than £5 million).

5.2.2	The Landlord shall produce to the Tenant at their request (but no more than once a year) reasonable evidence of the terms of the insurance policy and the fact that the policy is in force.

5.2.3	The Landlord shall use its reasonable endeavours to procure that:

(a)	the Landlord’s insurers waive all rights of subrogation against the Tenant or any other lawful occupier;

(b)	a note of the Tenant’s interest is noted on any insurance policy (either specifically or by a general provision to the effect that all lessees’ interests in the Building covered by the policy are deemed to be noted); and

(c)	the insurance policy shall contain a non invalidation clause providing that the insurance policy shall not be avoided by any act or omission or by alteration by which the risk of destruction or damage is increased unknown or beyond the control of the Landlord.

5.3	Suspension of rent

5.3.1	If the Building or any part of it is damaged by any of the Insured Risks so that the Premises are unfit for use and occupation or inaccessible then the Rent and Service Charge or a fair proportion of it according to the nature and extent of the damage sustained shall be suspended until the earlier of:

(a)	the Premises being fit for use and occupation and accessible; and

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(b)	the expiry of the Loss of Rent Period;

but this shall not apply if the insurance has been invalidated or payment of any insurance moneys refused as a result of some act or default of the Tenant or the Tenant’s Authorised Persons.

5.3.2	Dispute over the amount or duration of the Rent to be suspended shall be settled by a single arbitrator appointed by agreement between the Landlord and the Tenant or otherwise (on the application of either Party) by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors (or any successor organisation) in accordance with the Arbitration Act 1996.

5.4	Reinstatement following damage

5.4.1	Save in any of the circumstances referred to in Clause 5.5.1 (Reinstatement prevented and option to terminate) if the Building or any part of it is damaged by any of the Insured Risks, the Landlord shall use reasonable endeavours to obtain any labour permits, planning permissions bye-law and other approvals and consents which are necessary to enable the Building to be rebuilt or reinstated and shall promptly apply all insurance moneys received (other than any in respect of loss of the Rent (plus any applicable VAT)) in clearing the site and reinstating the Building or the parts, as the case may be, damaged with such premises as the Landlord elects to build, but so that the Premises are of a substantially commensurate size and with amenities no worse than they were prior to the damage.

5.4.2	If the Premises are wholly or substantially damaged or destroyed and rebuilt or reinstated by the Landlord pursuant to clause 5.4.1 the Landlord shall use reasonable endeavours to obtain, prior to such reinstatement being completed, deeds of collateral warranty in favour of the Tenant from the building contractor, architect and structural engineer.

5.4.3	The Landlord shall carry out all works of reinstatement or replacement carried out under clause 5.4.1 in a good and workmanlike manner in accordance with good building practice and using good, sound and suitable materials and in accordance with all necessary consents and requirements of statute, bye-laws, any local act, the fire office and the requirements of any relevant British Standards Institution Standards and Codes of Practice applicable from time to time.

5.5	Reinstatement prevented and option to terminate

5.5.1	The circumstances referred to in Clause 5.4 (Reinstatement following damage) are:

(a)	the insurance policy has been invalidated or the payment of insurance moneys is properly refused by any act or default of the Tenant unless the Tenant has complied with clause 5.6.3(c);

(b)	despite having used its reasonable endeavours to do so (but without being under any obligation to appeal against any refusal to grant consent on terms acceptable to the Landlord) the Landlord is unable to obtain all consents necessary to enable the Building or the parts to be reinstated;

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(c)	the necessary labour and materials cannot be obtained at reasonable cost;

(d)	the damage occurs during the last three years of the Term;

(e)	the Building has been totally destroyed; and

(f)	there are other circumstances beyond the Landlord’s reasonable control that would make it uneconomic or unfeasible to carry out works pursuant to Clause 5.4 (Reinstatement following damage) within a reasonable time.

5.5.2	If any damage renders the Premises unfit for occupation and use or inaccessible and either:

(a)	any of the circumstances mentioned in Clause 5.5.1 (Reinstatement prevented and option to terminate) apply; or

(b)	the Premises have not been rendered fit for occupation and use and accessible before the expiry of the Loss of Rent Period;

the Landlord may at any time when any of the circumstances mentioned in 5.5.2(a) (Reinstatement prevented and option to terminate) or 5.5.2(b) (Reinstatement prevented and option to terminate) applies, upon giving to the Tenant Notice, terminate this Lease immediately.

5.5.3	If any damage by any of the Insured Risks renders the Premises unfit for occupation and use or inaccessible and the Premises have not been rendered fit for occupation and use and accessible before the expiry of the Loss of Rent Period then the Tenant may, upon giving to the Landlord Notice, terminate this Lease at any time after the expiry of the Loss of Rent Period.

5.5.4	If either Party terminates this Lease pursuant to Clause 5.5.2 (Reinstatement prevented and option to terminate) or Clause 5.5.3 then the Landlord shall be solely entitled to all the insurance moneys.

5.6	Tenant’s insurance obligations

5.6.1	The Tenant shall:

(a)	comply with all requirements of the insurers in respect of the Premises and the Common Parts and Common Facilities; and

(b)	promptly on the happening of any event or thing that affects any insurance policy relating to the Building or the Premises give the Landlord Notice of the same.

5.6.2	The Tenant and the Tenant’s Authorised Persons shall not do or omit to do anything that could cause in respect of any policy of insurance in respect of the Premises and/or the Building:

(a)	it to become void or voidable (wholly or partly);

(b)	any additional insurance premium to become payable;

(c)	the payment of any insurance moneys to be refused; or

(d)	it to become subject to any excess, exclusion or limitation.

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5.6.3	Without prejudice to the indemnity given by the Tenant in Clause 3.5 (Indemnity) the Tenant shall within 10 Business Days of demand pay to the Landlord:

(a)	all expenses reasonably incurred by the Landlord in reinstating any policy which the Tenant has caused to be void or voidable;

(b)	any increased insurance premium properly attributable to the Tenant; and

(c)	an amount equal to all moneys which the Landlord is unable to recover under any insurance policy as a result of any act or default of the Tenant or the Tenant’s Authorised Persons plus Interest; and

(d)	a fair proportion of all such moneys which are irrecoverable because of:

(i)	a condition of the policy; or

(ii)	the imposition by the insurer or the acceptance by the Landlord of an obligation to bear part of an insured loss (commonly called an excess).

5.6.4	The Tenant shall not effect any insurance of the types specified in Clause 5.2 (Landlord to insure) but if it does so it shall pay to the Landlord all moneys received as a result of such insurance.

5.7	Uninsured Damage

5.7.1	In this clause 5.7:

Insured Damage means damage to the Building by any of the Insured Risks.

Negative Election Notice means a notice served by the Landlord on the Tenant under this clause 5.7 stating that the Landlord does not intent to reinstate the Building after the occurrence of Uninsured Damage;

Policy Exclusion means any condition, exclusion or limitation which may be imposed by the Landlord’s insurer (but does not include any excess);

Policy Election Notice means a notice served by the Landlord on the Tenant under this clause 5.7 stating that the Landlord intends to reinstate the Building after the occurrence of Uninsured Damage;

Unfit means, in relation to the Premises, unfit for occupation or use and/or inaccessible; and

Uninsured Damage means any damage to the Building (but not of tenant’s fixtures in the Building) by any Uninsured Risk which:

(a)	makes the Premises Unfit; and

(b)	is not insured against because insurance against the risk which caused such damage is not available at all or is not available in the United Kingdom insurance market at economic rates at the relevant time or it is not insured by reason of a Policy Exclusion, so that the full cost of reinstatement is not recoverable by the Landlord under the insurance effected by it under clause 5.2.

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5.7.2	If, after the expiry of 12 months from the date on which the Uninsured Damage occurs, the Landlord has not served either a Positive Election Notice or a Negative Election Notice, then the Tenant may determine this Lease by the service of notice unless, before that occurs, the Landlord serves either a Positive Election Notice (in which case the terms of clause 5.7.3 will apply) or a Negative Election Notice (in which case the terms of clause 5.7.4 will apply).

5.7.3	If the Landlord serves a Positive Election Notice, then:

(a)	The Landlord immediately loses its entitlement to serve a Negative Election Notice;

(b)	Save in circumstances referred to in clause 5.5.1 the Landlord will use its reasonable endeavours to reinstate the Building at its own cost but otherwise subject to the terms of clause 5.4;

(c)	From the date of damage by an Uninsured Risk clause 5.3 will have effect as if the Uninsured Damage had been Insured Damage until reinstatement has been carried out to the extent that the Premises are in all material respects no longer Unfit;

5.7.4	If the Landlord serves a Negative Election Notice this Lease shall immediately determine.

5.7.5	If after the period of three years from and including the date of service of the Positive Election Notice reinstatement has not been completed so that the Premises remain Unfit then the Landlord or the Tenant may determine this Lease by serving written notice on the other.

5.7.6	The rights and remedies of each of the parties in relation to earlier breaches of obligations under this Lease by the other will not be affected by any determination of this lease under this clause 5.7

6	Forfeiture

If:

(a)	the Rent or Additional Rents are unpaid 10 Business Days after becoming payable (in respect of the Rent, whether or not lawfully demanded);

(b)	there is a breach of any of the Tenant’s Covenants;

(c)	there is a breach of any of the covenants given by any Guarantor; or

(d)	there occurs in relation to the Tenant or the Guarantor (or where the Tenant or any Guarantor comprises two or more persons there occurs in relation to any of such persons) an Act of Insolvency;

then the Landlord may at any time thereafter re-enter the Premises or any part of them in the name of the whole and thereupon the Term shall end but without prejudice to any rights or remedies of any Party in respect of any antecedent breach of any of the obligations contained in this Lease.

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7	Guarantor covenants

7.1	The Guarantor (if any) in consideration of the grant of this Lease (or the agreement to the assignment of this Lease as appropriate) covenants with the Landlord as a direct and primary obligation in the terms set out in Schedule 2.

7.2	The Guarantor warrants that at the date of this Lease its principal office is situated within the commonwealth of Pennsylvania.

8	Miscellaneous

8.1	No implied easements

8.1.1	Nothing contained in this Lease shall impliedly confer on or grant to the Tenant any easement, right or privilege other than those expressly granted by this Lease.

8.1.2	Section 62 of the Law of Property Act 1925 shall not apply to this Lease.

8.2	Neighbouring Property

8.2.1	Nothing contained in or implied by this Lease shall give the Tenant the benefit of or the right to enforce or to prevent the release or modification of any covenant, agreement or condition entered into by any person in respect of any property not comprised in this Lease.

8.2.2	Any dispute arising between the Tenant and the tenants or occupiers of any Neighbouring Property belonging to the Landlord as to any easement, quasi-easement, right, privilege or Conduits used in connection with the Premises or such Neighbouring Property shall be determined by the Landlord (acting reasonably) and the reasonable and proper costs which the Landlord so incurs shall be paid as the Landlord directs.

8.3	Exclusion of statutory provisions

8.3.1	The Parties agree to exclude the provisions of sections 24 to 28 (inclusive) of the 1954 Act in relation to the tenancy created by this Lease.

8.3.2	The Tenant and Guarantor confirm that before the Tenant became contractually bound to enter into the tenancy created by this Lease:

(a)	The Landlord served on the Tenant a notice dated [ ] in relation to the tenancy created by this Lease in a form complying with the requirements of schedule 1 to the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 (the 2003 Order);

(b)	The Tenant, or a person duly authorised by the Tenant, made a statutory declaration (the Declaration) dated [ ] in a form complying with the requirements of schedule 2 of the 2003 Order.

8.3.3	The Tenant further confirms that, where a person other than the Tenant made the Declaration, the declarant was duly authorised by the Tenant to make the Declaration on the Tenant’s behalf.

8.3.4	The Landlord and the Tenant confirm that there is no agreement for lease to which this Lease gives effect.

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8.4	Removal of Tenant’s effects

8.4.1	The Landlord may as the Tenant’s agent (and the Tenant irrevocably appoints the Landlord to act in that capacity) sell any property belonging to the Tenant or to any third party not removed from the Premises by the Tenant in accordance with Clause 3.12 (End of Term).

8.4.2	If the Landlord sells any property pursuant to Clause 8.4 (Removal of Tenant’s Effects), it shall hold the sale proceeds (after deducting the costs and expenses of removal, storage and sale reasonably and properly incurred and any other debts owed by the Tenant to the Landlord) to the Tenant’s order.

8.4.3	If the Tenant does not claim any such sale proceeds within four months of the End of the Term, then the Landlord may retain such sale proceeds absolutely.

8.5	Perpetuity period

The Perpetuity Period applies to this Lease and if any Party is granted a future interest by this Lease that interest will be void for remoteness if it does not vest within that period.

8.6	Exclusion of Landlord’s liability

The Landlord shall not incur any liability:

(a)	for any injury or death of any person (save where caused by the Landlord’s or its Authorised Person’s negligence); or

(b)	for any inconvenience or any damage to property arising through necessary maintenance, servicing, repair, replacement or other works provided that the Landlord shall, so far as is possible in the circumstances and where the inconvenience or damage is being caused by the Landlord or an Authorised Person of the Landlord, use reasonable endeavours to minimise any inconvenience to the Tenant and damage to property;

(c)	for any Extraneous Circumstances; or

(d)	for any failure to register at the Land Registry any Registration Event.

8.7	New tenancy

This Lease creates a ‘new tenancy’ as defined by section 28(1) of the 1995 Act.

8.8	General

8.8.1	A person who is not a party to this Lease has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Lease but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

8.8.2	Unless expressly provided otherwise, all representations, warranties, indemnities, undertakings, covenants, agreements and obligations made, given or entered into by more than one person in this Lease are made, given or entered into jointly and severally.

8.8.3	If any provision of this Lease is held to be illegal, void, invalid or unenforceable (in whole or in part) by any court or administrative body of competent jurisdiction, that provision shall to that extent be deemed not to form part of this Lease but the enforceability of the remainder of this Lease shall not be affected.

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8.9	Entire agreement and exclusion of representations

8.9.1	This Lease constitutes the entire agreement and understanding between the Parties relating to its subject matter and supersedes any and all previous agreements, arrangements and/or understandings (whether written or oral) between the Parties relating to such subject matter.

8.9.2	The Tenant and Guarantor confirm that in entering into this Lease they do not rely on and shall have no remedy in respect of any statement, representation, warranty or understanding (whether negligently or innocently made) of any person (whether a Party to this Lease or not) other than as are expressly set out in this Lease or in written replies made prior to the grant of this Lease by the Landlord’s solicitors in reply to written questions or enquiries made by the Tenant’s solicitors in relation to the Premises.

8.9.3	Neither the Landlord nor anything contained in this Lease or in any Landlord’s Consent warrants represents or implies that the Premises or the Building may be used under Planning Law for the Permitted Use or for any other purpose authorised by the Landlord and the Tenant acknowledges that the Landlord has not given or made at any time any representation or warranty that any such use is or will be or will remain a lawful use under Planning Law.

8.9.4	Nothing in this Clause shall operate to limit or exclude any liability for fraud.

8.10	Notices

8.10.1	Section 196 of the Law of Property Act 1925 applies to all Notices served under this Lease but such provisions shall be extended as follows:

(a)	where the expression Tenant includes more than one person service on any one of them shall be deemed to be service on them all;

(b)	where the expression Guarantor includes more than one person service on any one of them shall be deemed to be service on them all;

(c)	any Notice shall be correctly served if it is sent by recorded delivery post in a stamped addressed envelope, addressed to the Landlord or to the Tenant or to the Guarantor as the case may be, at the last known place of abode or business or registered office in the United Kingdom or in the case of the Tenant or the Guarantor at the address of the Premises or in the case of the Guarantor such either address in England or Wales as the Landlord has received written notice of and any Notice sent shall on proof of post be deemed to have been received; and

(d)	any demand or Notice sent by mail shall be treated conclusively as having been made, given or served on the second Business Day after the day of posting.

8.10.2	For the purposes of this Lease, Notices or other communications shall not be validly given if sent by email.

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8.11	Counterparts

This Lease may be executed in any number of counterparts each of which when executed shall be an original but all the counterparts shall together constitute one and the same instrument.

8.12	Effect of document and governing law and jurisdiction

(a)	This Lease is intended to be and shall take effect as a deed and shall be governed by and construed in accordance with the laws of England;

(b)	The parties to this Lease:-

(i)	Irrevocably agree that, subject to sub-clause (ii) below, the English courts shall have exclusive jurisdiction in relation to any legal action or proceedings arising out of or in connection with this Lease (“Proceedings”) and waive any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum; and

(ii)	Agree that sub-clause (i) above operates for the benefit of the Landlord and accordingly the Landlord shall be entitled to take Proceedings in any other court or courts having jurisdiction located in the jurisdiction of the place of incorporation of the Tenant and/or Guarantor and/or the place where the Tenant or the Guarantor has assets at the time such Proceeding is commenced or contemplated.

8.13	Consequences of termination

8.13.1	The expiry or termination of this Lease at any time for any reason shall be without prejudice to any rights or liabilities of the Parties accrued at the End of the Term.

8.13.2	The provisions contained in Schedule 3 (in respect of the period up to the End of the Term only) Clauses 3.5 (Indemnity), 3.12 (End of Term), 8.4 (Removal of Tenant’s Effects), 8.6 (Exclusion of Landlord’s liability) and this Clause 8.13 (Consequences of Termination) shall survive the expiry or termination of this Lease and shall continue to apply after the End of the Term as shall any other provision, which by its nature is intended to survive expiry or termination.

8.14	Break clause

8.14.1	The Tenant may terminate this Lease on the Break Date by serving not less than 9 months prior Notice of that wish on the Landlord. This Lease shall then end on the Break Date only if the Tenant shall:

(a)	up to the Break Date have paid the Rent and all due and properly demanded Service Charge, insurance rent and other outgoings;

(b)	on the Break Date return the Premises to the Landlord with full vacant possession; and

(c)	on or before the Break Date the Tenant makes a payment to the Landlord of £35,285.25; unless the Landlord in its absolute discretion gives Notice waiving all or some of these conditions to the ending of this Lease.

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8.14.2	For the purposes of this Clause 8.14 (Break Clause) time shall be of the essence.

8.15	Environmental Liability

Notwithstanding any covenant on the part of the Tenant contained in this Lease which might apart from this clause 8.14 be construed to the contrary the Tenant shall have no obligation to the Landlord to carry any remediation or other works in respect of Contamination unless the Contamination has been caused or knowingly permitted by the Tenant.

9	Replacement Guarantor

9.1	In this Clause 9, unless the context otherwise requires, the following definitions apply:-

Application means the written application from the Tenant to the Landlord applying for the Landlord’s Consent for the substitution of the Guarantor with a New Guarantor.

Circumstances means individually or collectively:

(i)	the Rent remains unpaid;

(ii)	the Tenant has suffered an Act of Insolvency;

(iii)	there is a material breach of the Tenant’s Covenants of which the Tenant has received written notice from the Landlord prior to the date of the Application;

(iv)	the Guarantor has not complied with or performed with its obligations in this Lease or under the Third Floor Lease;

(v)	the New Guarantor is not a Qualifying Guarantor;

(vi)	the New Guarantor is a company incorporated in or an individual or other person resident in a jurisdiction outside the United Kingdom in respect of which there is no applicable treaty for the mutual enforcement of civil judgements;

(vii)	the New Guarantor is a person enjoying diplomatic or sovereign immunity.

Conditions means:

(i)	the New Guarantor has covenanted by deed with the Landlord as guarantor for the Tenant’s Covenants (such guarantee to be by way of primary obligation) on the terms set out in Schedule 2 of this Lease;

(ii)	where the New Guarantor is a company incorporated in or an individual or other person resident in a jurisdiction outside the United Kingdom the Tenant has provided the Landlord with a legal opinion in respect of the due constitution, the corporate power to enter into the guarantee, the proper execution of and the enforceability of United Kingdom judgements in respect of the New Guarantor in a form satisfactory to the Landlord (acting reasonably) from a reputable, substantial law firm in the jurisdiction of the New Guarantor and such opinion will be expressed to be for the benefit of the Landlord and its successors in title and any mortgagee or chargee of the Landlord or any successor in title to the Landlord; and

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(iii)	the New Guarantor will simultaneously with the substitution of the Guarantor under this Lease be substituted as Guarantor under the Second Floor Lease.

New Guarantor means a person to whom the Tenant proposes to replace the Guarantor as the Guarantor of the Tenant’s obligations in this Lease.

Net Profits means the net trading profit (excluding extraordinary and exceptional items) or net investment income (after deduction of management expenses) in each case after tax and determined in accordance with UK Accounting Principles.

Obligations means the Tenant’s Covenants in respect of this Lease and the covenants to be complied with by the tenant under the Second Floor Lease (as defined in section 28(i) of the 1995 Act.

Qualifying Guarantor means a person who is able to demonstrate to the reasonable satisfaction of the Landlord (acting reasonably) that it is able to meet all of the Obligations in its own capacity and ignoring any other security which has been provided by the Tenant and without limitation to the generality of the foregoing a person shall not be treated as a Qualifying Person unless the New Guarantor has demonstrated by reference to properly audited accounts that it has made Net Profits for each of the Years of Account at least equal to three times the Rental Liability

Rental Liability means a sum equal to the rent from time to time payable under this Lease and the Second Floor lease or (if higher) the Landlord’s reasonable estimate of the anticipated rent payable under this Lease and/or the Second Floor Lease following any rent review outstanding at the date of the Application.

Second Floor Lease means the lease of the second floor of the Building dated the same date as this Lease and made between (1) the Landlord (2) the Tenant and (3) the Guarantor.

UK Accounting Principles means UK accounting principles generally accepted from time to time and consistently applied.

Years of Account means the three immediately preceding completed accounting periods (each of no more than 12 months) in respect of the New Guarantor (the third year of account ending no earlier than six months from and including the date of the Application to substitute the Guarantor).

9.2	This Clause 9 shall only apply whilst ViroPharma Limited is the Tenant and whilst ViroPharma Inc is the Guarantor under this Lease.

9.3	The Tenant may substitute ViroPharma Inc as the Guarantor with a New Guarantor with the prior Landlord’s Consent (such consent not to be unreasonably withheld or delayed) if the Conditions have been satisfied and if none of the Circumstances apply.

9.4	The Landlord may revoke the Landlord’s Consent given pursuant to Clause 9.3 above at any time but prior to such substitution takes place if:-

(a)	any of the Circumstances apply after the Landlord’s Consent has been given;

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(b)	the substitution has not been completed within 2 months of the Landlord’s Consent having been given.

In witness of which this document has been executed by the Parties as a Deed and delivered on the date set out in Prescribed Clause LR1.

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Schedule 1 Part 1: Rights and easements granted

The right in common with all others having similar rights from time to time (but the person exercising such right causing as little damage and disturbance as possible to Neighbouring Property and its owners and occupiers and making good at its own expense and as quickly as possible all damage caused to the Building in the exercise of such right):

1.1	subject to paragraph 1.5 of Schedule 1 Part 2 and compliance with any reasonable regulations made from time to time by the Landlord, to use the Common Parts at all times for reasonable purposes ancillary to the reasonable use and enjoyment of the Premises for the Permitted Use;

1.2	of free passage of Utilities (subject to temporary interruption and only when reasonably required for repair, alteration, re-routing or replacement or any cause beyond the Landlord’s control) to and from the Premises through the Conduits in, on, under, over or through other parts of the Building, so far as is necessary for the reasonable use and enjoyment of the Premises for the Permitted Use;

1.3	of support and protection for the benefit of the Premises as now enjoyed from other parts of the Building;

1.4	subject to obtaining Landlord’s Consent (such consent not to be unreasonably withheld or delayed) as to its size style and position, to display the name and address of the Tenant and any permitted occupiers of the Premises on the Landlord’s indicator board in the ground floor reception of the Building

1.5	the exclusive right to use the parking of not more than 1 private motor car on the 1 car parking space shown edged blue on Plan 2 or such alternative car parking space within the Building as the Landlord may from time tome designate in writing for the use of the Tenant and a right of access to and egress with such private motor car over the access road to the parking space on the terms of the deed dated 25 November 1982 and made between (1) Queensgate Developments Limited (2) The Mercantile and General Re-Insurance Company Plc (3) Fisions Pension Trust Limited (4) Vernon Properties Limited and (5) Gus Property Management Limited and the Landlord shall use its reasonable endeavours to ensure that such access is available.

1.6

subject to obtaining the prior Landlord’s Consent as to size, type and position (such consent not to be unreasonably withheld or delayed) and subject to complying with the Landlord’s reasonable regulations as to the exercise of this right to install maintain repair and use plant and machinery (previously approved by the Landlord such approval not to be unreasonably withheld or delayed) in the plant area on the roof at the 4th floor of the Building in such space as has been allocated by the Landlord for the Tenant and a right of access and egress to and from such plant area for the purposes installing maintaining and repairing such plant in accordance with and along the routes set out in the Access Regulations.

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Schedule 1 Part 2: Exceptions and reservations

The right:

1.1	of free and uninterrupted passage of Utilities through the Conduits in, on, under, over or through the Premises;

1.2	at all reasonable times on at least 48 hours prior written notice (save in cases of emergency when no notice shall be required) to enter (or in an emergency to break and enter) the Premises in order to do any or all of the following:

(a)	view, examine and record the state and condition of the Premises and to take schedules or inventories of the Landlord’s fixtures;

(b)	inspect, cleanse, maintain, repair, connect, remove, lay, renew, re-lay, re-route, replace, alter, add to, modernise or execute any works to or in connection with the Conduits or any other services or the Common Facilities;

(c)	execute repairs, decorations, alterations and any other works and to make installations to the Premises or to Neighbouring Property;

(d)	do anything connected with the Services or anything which the Landlord may or must do under this Lease;

(e)	do anything connected with the preparation and/or issue of an Energy Performance Certificate;

(f)	do anything connected to the interest of the Landlord in the Premises or the Building, including valuing or disposing of any interest of the Landlord;

subject to the person exercising such rights causing as little inconvenience as possible to the Premises and making good without unreasonable delay any physical damage caused to the Premises. The right in this paragraph 1.2 can only be exercised if the works and matters listed in sub paragraphs (a) to (f) (inclusive) cannot be reasonably carried out without such entry upon the Premises.

1.3	to:

(a)	carry out any works of repair, construction, development, improvement, alteration, cleaning or otherwise to any Neighbouring Property (including to raise the height of any Neighbouring Property or to erect new buildings of any height on any Neighbouring Property);

(b)	use in any way Neighbouring Property;

and (provided that the works and other matters cannot be reasonably carried out otherwise) for such purposes to oversail the Premises with cranes and cradles and to erect scaffolding notwithstanding interference with the access of light or air to the Premises or temporary interference with any other right or easement but so far as practicable pedestrian access to the Premises and supplies of water and electricity and drainage (where applicable) will be maintained at all reasonable times so that the Premises can be used for the Permitted Use.

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1.4	of light, air, support, protection and shelter and all other easements and rights which now or in future belong to or are enjoyed by Neighbouring Property over the Premises.

1.5	Subject to causing as little interference as reasonably possible to alter, vary, extend or close the Common Parts subject to adequate means of access and services to the Premises being maintained and the premises being able to be used for the Permitted Use.

1.6	Subject to causing as little interference as reasonably possible in the circumstances to alter, vary, extend, add to, suspend or withdraw any Common Facility subject to sufficient Facilities being available to enable the Premises to be used for the Permitted Use.

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Schedule 1 Part 3: Deeds and documents affecting the Premises

The documents noted on the Property and Charges registers of the Landlord’s Registered Title (save for any financial charge).

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Schedule 2: Covenants by Guarantor

1	Guarantee and indemnity

1.1	The Tenant or the Guarantor shall while the Tenant remains bound by the Tenant’s Covenants comply with the Tenant’s Covenants and the Guarantor shall indemnify the Landlord against all liability sustained by the Landlord arising out of or in connection with any default by the Tenant in complying with the Tenant’s Covenants.

1.2	Any sum payable by the Guarantor shall be paid without deduction, set-off or counter claim against the Landlord or the Tenant.

2	Liability of Guarantor

2.1	The Guarantor shall be jointly and severally liable with the Tenant (whether before or after any disclaimer by a liquidator or trustee in bankruptcy or any forfeiture of this Lease) for the fulfilment of all the Tenant’s Covenants and agrees that the Landlord in the enforcement of its rights under this Lease may proceed against the Guarantor as if the Guarantor were named as the Tenant in this Lease and for the avoidance of doubt and without limitation the Guarantor shall pay to the Landlord within 5 Business Days of demand any costs incurred by the Landlord as specified in clause 3.4 of this Lease but in relation to or in contemplation of any enforcement of the Guarantor’s obligations in this Lease.

2.2	The Guarantor waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy whatsoever that may be available to the Landlord before proceeding against the Guarantor.

2.3	The liability of the Guarantor under this Lease will not be affected by:

2.4	any time or indulgence granted to the Tenant by the Landlord or any neglect or forbearance of the Landlord in enforcing payment of the Rent or Additional Rents or compliance with the Tenant’s Covenants;

2.5	any refusal by the Landlord to accept Rent or Additional Rents tendered by or on behalf of the Tenant at a time when the Landlord believes that such acceptance may prejudice its ability to re-enter the Premises;

2.6	any variation of the terms of this Lease (including any reviews of the Rent) or any licence or consent granted to the Tenant or the transfer of the Landlord’s reversion or the assignment of this Lease save as provided for in the 1995 Act;

2.7	any surrender of part of the Premises (when the liability of the Guarantor shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments);

2.8	any other act, omission, or thing by which but for this provision the Guarantor would be released wholly or in part (except an express written release given by the Landlord).

3	Disclaimer or forfeiture of Lease

3.1	If this Lease is forfeited or the liability of the Tenant under this Lease is disclaimed and the Landlord gives Notice to the Guarantor not more than 65 Business Days

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after the Landlord receives notice of such forfeiture or disclaimer or it otherwise comes to his knowledge, the Guarantor will take from and execute and deliver to the Landlord (at the cost of the Guarantor) a counterpart of a new lease of the Premises:

3.1.1	to take effect from the date of the forfeiture or disclaimer (the Effective Date);

3.1.2	for a term beginning on the Effective Date and equal in length to the residue of the Term which would have remained had there been no forfeiture or disclaimer;

3.1.3	reserving as an initial rent an amount equal to the Rent payable immediately before the Effective Date (and if at that date there is a rent review pending under this Lease then the initial rent to be reserved by the new lease shall be the Reviewed Rent determined in accordance with Schedule 4) such initial rent to be payable from the Effective Date;

3.1.4	imposing on the Guarantor the same obligations as the Tenant was subject to immediately before the Effective Date; and

3.1.5	otherwise containing the same terms and provisions as this Lease, including the provisions for rent review, except that the Guarantor shall not be required to procure that any other person is made a party to the new lease as Guarantor.

3.2	if the Landlord does not require the Guarantor to take a new Lease the Guarantor shall nevertheless on demand pay an amount equal to the sums due under the Lease that would have been payable but for the forfeiture/disclaimer for the period of 6 months from and including the date of forfeiture/disclaimer or (if earlier) until the Premises are let by the Landlord to a third party and that third party is paying rent.

4	Guarantor to enter into supplemental documents

4.1	The Guarantor shall at the request of the Landlord join in as a party to (and consent to the terms of) any other document made supplemental or collateral to this Lease.

5	Guarantor not to claim in competition or take security

5.1	The Guarantor shall not:

5.1.1	claim or prove as creditor in competition with the Landlord in any proceedings in connection with an Act of Insolvency or arrangement of the Tenant in respect of any payment made by the Guarantor pursuant to this guarantee and indemnity and if the Guarantor receives any money in such proceedings or arrangement, it will hold that money on trust for the Landlord to the extent of its liability to the Landlord;

5.1.2	be entitled to claim or participate in any security held by the Landlord in respect of the liability of the Tenant to pay the Rent and Additional Rents and comply with the Tenant’s Covenants.

5.2	The Guarantor warrants and represents that it has not taken and covenants that it will not take any security from or over the assets of the Tenant in respect of any liability of the Tenant to the Guarantor. If it does take or hold any such security it will hold it for the benefit of the Landlord.

5.3	This guarantee and indemnity is in additional to any other security that the Landlord may at any time hold from the Guarantor or the Tenant or any other person in respect of the liability of the Tenant to pay the Rent and Additional Rents and to comply with the Tenant Covenants of this Lease. It will not merge in or be affected by any other security.

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6	Guarantor bound by proceedings

6.1	If the Landlord brings proceedings against the Tenant, the Landlord and the Guarantor shall be bound by any findings of fact interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings in so far as the same relate to the subject matter of this Lease.

7	Address for service

7.1	The Guarantor shall promptly give Notice to the Landlord of any change in the Guarantor’s address for service and until such Notice has been received by the Landlord, the Guarantor’s address for service shall be the Guarantor’s address for service most recently notified in writing to the Landlord.

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Schedule 3 Part 1: Service Charge

1	Definitions

1.1	In this Schedule the following definitions apply.

Index means the retail price index (all items) published by the Office for National Statistics or any successor body.

On Account Payment means an advance payment on account of the Service Charge being such sum as the Landlord may demand (acting reasonably) having regard to actual and anticipated Service Costs incurred or to be incurred by the Landlord in a Service Charge Period or in the absence of demand being equal to the last advance payment and On Account Payments shall be construed accordingly.

Service Charge means the Tenant’s Proportion of the total of all Service Costs net of any receipts from insurers or third parties (otherwise than by way of a payment for services) which are properly applicable towards payment of such Service Costs.

Service Charge Period means the period from but excluding one Statement Date up to and including the next Statement Date.

Service Charge Statement means a statement certified by the Surveyor (and in the absence of manifest error to be accepted by the Tenant as conclusive), showing the Service Charge; details of all On Account Payments received in respect of the relevant Service Charge Period; and any balance of Service Charge due from or refund due to the Tenant.

Service Costs means the aggregate of the costs and expenses itemised Schedule 3 Part 2 incurred by the Landlord during a Service Charge Period;

Services means:

(a)	keeping the Retained Parts in good and substantial repair and condition (including, at the Landlord’s reasonable discretion, inspection, testing, maintenance, servicing, refurbishment and, where beyond economic repair, renewal);

(b)	keeping any Common Facilities in good working order and the Common Parts adequately cleaned and lit;

(c)	decorating and furnishing the Retained Parts;

(d)	operating all Common Facilities required by an Authority;

(e)	carrying out such works and taking such other action in respect of the Retained Parts as may be appropriate in order to comply with the lawful requirements or recommendations of an insurer or an Authority; and

(f)	providing any other service, Common Facilities or amenity that the Landlord may in its reasonable discretion (acting in the interests of good estate management) provide for the benefit of the tenant and occupiers of the Building or for the more efficient management of the Building

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Statement Date means 31 December in each year or such other date in each year as the Landlord may stipulate from time to time.

Tenant’s Proportion means a fair and reasonable proportion as conclusively determined by the Surveyor (acting reasonably) which in the absence of special circumstances will represent the proportion which the net internal area of the Premises during the relevant Service Charge Period bears to the net internal area of all Lettable Areas at the Building during the same period but if the Landlord considers that the Tenant:

(a)	receives all or materially more benefits than the other occupiers of the Building from the provision of any one of the particular Services; or

(b)	is in breach of any of the Tenant’s Covenants resulting in the Landlord incurring additional and/or extra-ordinary Service Costs;

the Landlord may include in the Service Charge the whole or an appropriate proportion of the cost of providing the same. In this definition reference to ‘net internal area’ is to the net internal floor area measured in accordance with the Code of Measuring Practice issued by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers (Fifth Edition).

2	Landlord to provide Services

2.1	Subject to paragraph 2.2 the Landlord shall keep the Retained Parts in good and substantial repair and condition and shall use its reasonable endeavours to provide the other Services in a proper and professional manner appropriate to the Building and the Landlord shall operate the service charge regime in a reasonable manner.

2.2	Without prejudice to Clause 8.6 (Exclusion of Landlord’s Liability) the Landlord shall not incur any liability to the Tenant:

2.2.1	for any failure, interruption or delay in the provision of any Service:

(a)	due to any necessary maintenance, servicing, repair, replacement or other works (in which event the Landlord will restore the Service as soon as reasonably practicable);

(b)	due to any Extraneous Circumstances (although the Landlord will then take all reasonable steps to restore such Service or provide an alternative Service as soon as reasonably practicable); or

(c)	the occurrence of any Insured Risks;

2.2.2	for withdrawal of a Service if the Landlord considers (acting reasonably) it is no longer appropriate; or

2.2.3	for temporary closure of the Common Parts (subject to adequate means of access to the Premises being maintained) if necessary to prevent their dedication or the accrual of any third party rights over them or for the purpose of inspection, maintenance, repair, cleaning or other works to them.

2.3	The Landlord shall use its reasonable endeavours to recover (if it is economical and reasonable to do so in all the circumstances) the costs of repairing any defect in the design and/or construction of the Building (but not the Premises) through any third party guarantee or warranty it may have the benefit of.

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3	Tenant to pay Service Charge

3.1	The Tenant covenants to pay to the Landlord the Service Charge.

3.2	The Service Charge shall be paid by the Tenant by way of:

3.2.1	On Account Payments on each quarter day during the Term (the first payment or proportionate payment to be made on the Term Commencement Date); and

3.2.2	additional payments required under paragraph 4.2.

4	Service Charge statement and adjustments

4.1	As soon as practicable after a Statement Date, the Landlord shall submit to the Tenant a Service Charge Statement for the Service Charge Period ending on that Statement Date.

4.2	If the Service Charge Statement shows that a balance of Service Charge is due from the Tenant, the Tenant covenants to pay such balance to the Landlord within fourteen days of receipt of the Service Charge Statement.

4.3	If the Service Charge Statement shows that a refund is due to the Tenant, such refund shall during the Term be set off against future payments of Service Charge and following the End of the Term be set off against any other moneys properly due and demanded from the Tenant to the Landlord and the balance (if any) paid to the Tenant as soon as reasonably practicable.

4.4	Where the date of this Lease and/or the End of the Term do not coincide with the beginning or end respectively of a Service Charge Period, the Service Charge for the initial and/or final partial Service Charge Periods shall be that proportion of the Service Charge which relates to the period from and including the first day of the Term or ending on the End of the Term as the case may be, apportioned on a daily basis according to the number of days in the whole of the relevant Service Charge Period.

5	Landlord’s protection provisions

5.1	The Tenant may not object to any Service Cost or otherwise on any of the following grounds:

5.1.1	the inclusion in a subsequent Service Charge Period of any item of expenditure or liability omitted from the Service Costs for any earlier Service Charge Period;

5.1.2	an item of Service Cost included at a proper cost might have been performed or provided at a lower cost;

5.1.3	disagreement with any estimate of future expenditure for which the Landlord (acting reasonably) requires to make provision;

5.1.4	the manner in which the Landlord exercises its discretion in accordance with the terms of this Lease in providing services; or

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5.1.5	the employment of a Group Company to carry out and provide any of the Services on the Landlord’s behalf.

5.2	This Schedule does not impose on the Landlord any obligation to make good damage caused by an Insured Risk.

6	Service Charge Cap

The Service Charge payable by the Tenant during the first three years of the Term only (but not thereafter) for each square foot of net internal area of the Premises in respect of each Service Charge Period (and in respect to the periods from the Term Commencement Date to 31 December 2008 and from 1 January 2011 to [                    ] 2011 the proportion of the figure produced by the calculation below which is the same proportion as the number of days in the relevant period bears to 365) shall not exceed the sum which equals the product to the following formula:-

£X	x	A
-
B

Where:-

X = £4.85 per square foot provided that in any period where the Landlord is providing concierge services this figure shall be increased to £6.60 per square foot;

A = the amount of the Index for the month immediately preceding the commencement of the relevant Service Charge Period; and

B = the amount of the Index last published before the date of this Lease (being [            ])

And the following provisions shall apply:

(A)	If the reference base used to compile the Index shall change after the date of this Lease the figure taken to be shown in the Index after the change shall be the figure which would have been shown in the Index if the reference base current at such date had been retained;

(B)	If it becomes impossible by reason of any change after the date of this Lease in the methods used to compile the Index or for any other reason whatever to make the calculations provided for in this paragraph by reference to the Index or if any dispute or question whatever shall arise between the parties with respect of the maximum amount of the Service Charge by virtue of this paragraph or to the construction or effect of this paragraph the same shall be referred to an independent surveyor acting as arbitrator appointed (in the absence of agreement between the parties) on the application of either the Landlord or the Tenant by the President for the time being of the Royal Institution of Chartered Surveyors or his duly appointed deputy (this being deemed to be a submission to arbitration within the meaning of the Arbitration Act 1996) and such surveyor shall have full power to determine what would have been the value of the Index on the relevant dates had it continued on the basis previously applying or (if that determination shall be impossible) shall determine the sum referred to in this paragraph for the relevant Service Charge Period having regard to the purposes and intents of this paragraph;

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(C)	For the avoidance of doubt there shall be no Service Charge cap after [ ] 2011 and after such date a full Service Charge shall be payable;

(D)	For the purposes of calculating this service charge cap the Premises will have an agreed area of 4,004 square feet.

Service Charge Exclusions

There shall be excluded from the Service Costs to which the Tenant contributes:-

1	Any sums recovered from any building contractor or any third party in relation to any defect arising from time to time at the Building and the costs incurred by the Landlord in bringing such a claim;

2	Any costs, liabilities or expenses in respect of any Lettable Areas which are for the time being unlet which would be items of Service Costs if they were let;

3	The costs of the initial construction and development of the Building or any part of it and all expenditure incurred in the initial construction and development of the Building and (without limitation) all plant, fixtures and fittings (including leasing and hiring costs) obtained or acquired before the date of this Lease.

4	Any expenditure, costs or fees that are specified in this Lease as being at the cost or expense of the Landlord;

5	Any cost which shall have already been included under any other head of expenditure, to the intent that no expenditure, fees or expenses shall be charged under more than one head;

6	Any costs incurred by the Landlord in relation to the review of rent of any Lettable Areas or the letting or re-letting of any Lettable Areas or in any proceedings against any occupier of any Lettable Areas;

7	The cost (subject to excesses) of remedying damage by an Insured Risk;

8	Works of reconfiguration or refurbishment of the Building save where this is by way of repair;

9	Any costs attributable to the improvement (as opposed to repair, reinstatement and/or maintenance of the Building or to any additions or extensions to the Building) save where it would be reasonable to do so;

10	Any costs incurred by the Landlord in respect of cleaning up any environmental damage of the Building save where such damage has been caused or knowingly permitted by the Tenant.

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Schedule 3 Part 2: Service Costs

Save to the extent set out in the Service Charge Exclusions above:

1	Complying with Landlord’s obligations

1.1	The cost of complying with the Landlord’s obligations contained in Clause 4.2 (Services).

2	Retained Parts

2.1	All Outgoings payable in respect of the Retained Parts, the Building as a whole (as distinct from any one or more Lettable Areas) or the provision of the Services.

2.2	The cost of electricity, gas, oil or other fuel supplies for the provision of the Services or otherwise consumed in the Retained Parts.

2.3	The cost of supplying water, removing sewerage and providing toilet requisites and hygiene services in the lavatories in the Retained Parts including the supply, maintenance, repair and (where beyond economic repair) renewal of receptacles, plant and equipment for these purposes.

2.4	The cost of providing, maintaining, inspecting and renewing (where beyond economic repair) such Common Facilities as the Landlord may require for the greater amenity of those using the Building or the more efficient management of the Building, or as an Authority may require.

2.5	The cost of furnishing, carpeting, equipping and providing and maintaining decorative features within the Retained Parts (including landscaped areas, flowers and seasonal decorations).

2.6	The cost of pedestrian control, security and the preparation and enforcement of regulations.

3	Legal proceedings

3.1	The cost of pursuing and enforcing any claim and taking or defending any proceedings:

3.1.1	against any third party or parties employed in the construction, refurbishment or repair of the Building or for the remedy of a defect otherwise; and

3.1.2	to establish, preserve or defend any rights or amenities used or enjoyed by the occupiers of the Building

3.2	The cost of abating any nuisance to the Building, removing any obstruction of the Retained Parts (or the flow of light or air to them or the Building as a whole) or taking any steps to prevent or remove any encroachment or the acquisition of any right over the Retained Parts.

4	Requirements of any authority

4.1	The cost to the Landlord of complying with or contesting the requirements or proposals of any Authority insofar as they relate to the Retained Parts or in respect of the Building as a whole (as distinct from any one or more Lettable Areas) including without limitation the costs of implementing and monitoring and reporting on the Travel Plan in connection with the Building (save where such costs relate to the enforcing or contesting of any alleged or actual breach or non-compliance or non-observance of the Travel Plan by any other tenant or occupier in the Building or relate to any other tenants or occupier’s individual travel plan regarding their demise and which does not relate to the Premises).

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5	Insurance and legislation

5.1	The cost of the insurance of plant and equipment and of the furnishings and contents of the Retained Parts and such other insurance relating to the management of the Building as the Landlord may consider prudent (acting reasonably).

5.2	The reasonable cost of complying with the recommendations and requirements of the insurers of the Building (in so far as those recommendations and requirements relate to the Retained Parts).

5.3	The cost of complying with Legislation affecting the Retained Parts, their use, occupation and enjoyment and any works carried out at them or any materials kept at or disposed of from them.

5.4	The reasonable cost of preparing and/or issuing and/or obtaining an Energy Performance Certificate.

5.5	The cost of implementing reasonable recommendations contained in any recommendation report relating to or connected to any Energy Performance Certificate, the Landlord having regard to the nature of the Building and the Tenant’s interest.

6	Employment of staff and professionals

6.1	The costs of and incidental to employing or arranging for the employment of staff to provide the Services, including insurance, pension and welfare contributions; employer’s liability insurance; the cost of providing clothing equipment and tools.

6.2	The reasonable fees of managing agents retained by the Landlord in relation to the management of the Building, the provision of the Services and the routine collection of Rent, Service Charge and On Account Payments due from tenants and occupiers of the Building (but not the collection of arrears of the same) (or where any such task is carried out by the Landlord a reasonable charge for the Landlord in relation thereto).

6.3	The cost of obtaining such professional advice as may from time to time be reasonably required in relation to the management of the Building and the provision of Services.

7	Other costs

7.1	The cost of providing, maintaining, inspecting and renewing such equipment materials and supplies as are from time to time reasonably required in order to provide the Services.

7.2	Any costs or sums payable by the Landlord pursuant to the provisions of the agreement dated 12 November 1982 and made between (1) Queensgate Developments Limited (2) The Mercantile and General Re-Insurance Company Plc (3) Fisons Pension Trust Limited (4) Vernon Properties Limited (5) Gus Property Management Limited.

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7.3	The cost of all reasonable maintenance and other contracts entered into in relation to the provision of the Services.

7.4	All contributions to roads, pipes, walls, structures or other things common to or used in common by the Building and any Neighbouring Property.

7.5	The cost of preparing and auditing Service Charge accounts (whether carried out by the Landlord or by the Landlord’s agents or accountants).

7.6	VAT (or other tax) where chargeable on any of the Service Costs to the extent that it cannot be recovered by the Landlord.

7.7	Commitment fees, interest and any other cost of borrowing money where necessary to finance the Service Costs.

7.8	All other reasonable costs, charges, expenses and outgoings properly incurred in or incidental to the provision of the Services.

7.9	Such provision for anticipated future expenditure in relation to the Services as may in the Landlord’s reasonable opinion be appropriate.

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Schedule 4: Rent Review

1	Definitions

1.1	In this Schedule the following definitions apply.

Assumptions means each of the following:

(a)	the Premises are fit and available for immediate occupation and use for the Permitted Use;

(b)	all Utilities and other Facilities necessary for occupation and use of the Premises for the Permitted Use are connected to and immediately available for use at the Premises;

(c)	no work has been carried out to the Premises which has diminished their rental value;

(d)	if the Premises, the Building or the means of access to either, or any Utilities or other Facilities necessary for their occupation and use, have been destroyed or damaged (or, in the case of Utilities or other Facilities, suspended), they have been fully rebuilt and restored;

(e)	all provisions contained in this Lease on the part of the Tenant and (save in cases of material and persistent default) the provisions contained in this Lease on the part of the Landlord have been fully complied with;

(f)	the Permitted Use and the Premises comply with all Legislation and the Tenant may lawfully implement and carry out the Permitted Use;

(g)	the Landlord has not and will not make an election to waive exemption in respect of VAT in relation to the Premises;

and in this definition references to the Permitted Use means the Permitted Use (as defined in the Particulars), the actual use if different or any other use which the Landlord may be asked to approve pursuant to Clause 3.13.1 (which ever produces the higher rent) and references to the Tenant include any undertenant or other occupier and any person claiming title to the Premises through or under them or the Tenant.

Decision Date means the date on which the amount of the Reviewed Rent is agreed or determined in writing.

Decision Period means a period beginning on the Relevant Review Date and ending on the next quarter day after a Decision Date.

Disregarded Matters means each of the following:

(a)	the fact that the Tenant has been or is in occupation of the Premises and the second floor of the Building;

(b)	any goodwill attached to the Premises by reason of any business conducted at the Premises by the Tenant;

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(c)	any increase in rental value of the Premises attributable to the existence at the Relevant Review Date of any improvement to the Premises, carried out:

(i)	during the Term; and

(ii)	by or at the expense of the Tenant; and

(iii)	with the Landlord’s Consent where required; and

(iv)	not pursuant to or in anticipation of an obligation to the Landlord;

(d)	any decrease in rental value of the Premises attributable to any temporary works, operations or other activities on any Neighbouring Property;

and in this definition references to the ‘Tenant’ include any undertenant or other occupier and any person claiming title to the Premises through or under them or the Tenant.

Hypothetical Term means a term of 10 years commencing on the Relevant Review Date with a tenant’s right to break the lease on the fifth anniversary of the Relevant Review Date pursuant to the terms of clause 8.14.

Market Rent means the rent at which the Premises might reasonably be expected to be let in the open market following the expiry of any rent free or concessionary rent period (or the receipt of any inducement in lieu of the same) at the beginning of the Hypothetical Term which might be negotiated in the open market for fitting out purposes:

(a)	on a letting of the Premises as a whole;

(b)	by a willing landlord to a willing tenant;

(c)	with vacant possession;

(d)	without any fine or premium payable by either party for the grant of it;

(e)	for the Hypothetical Term;

(f)	subject to the provisions of this Lease (other than the amount of the Rent but including these provisions for the review of rent, such reviews to be deemed to occur on every fifth anniversary of the first day of the Hypothetical Term).

(g)	and making the Assumptions but disregarding any effect on rent of the Disregarded Matters.

President means the President for the time being of the Royal Institution of Chartered Surveyors or any successor organisation and includes any person authorised by the President to make appointments on his behalf.

Review Surveyor means (whenever possible) an independent chartered surveyor who has a suitable level of experience (having regard to the nature and complexity of the matter which is to be referred to such person) in the rental valuation of property similar to the Premises who is acquainted with the market for such premises in the locality and who continues to practice professionally in the rental valuation field.

Reviewed Rent means the higher of:

(a)	the Rent contractually payable immediately before the Relevant Review Date; and

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(b)	the Market Rent on the Relevant Review Date.

2	Rent Review

2.1	From and including each Relevant Review Date the Rent shall be the Reviewed Rent.

3	Agreement or determination of the Reviewed Rent

3.1	The Market Rent at the Relevant Review Date may be agreed in writing at any time between the Landlord and the Tenant, but the Landlord may at any time not earlier than three months before the Relevant Review Date or the Landlord and/or the Tenant (as the case may be) may at any time after the Relevant Review Date:

3.1.1	either by agreement between them; or

3.1.2	by the Landlord or the Tenant giving Notice to the other;

require the Market Rent to be determined by the Review Surveyor.

3.2	Any such determination by the Review Surveyor shall be the Market Rent on the Relevant Review Date, unless the Market Rent has been agreed in writing by the Landlord and the Tenant at any time prior to such determination.

4	Appointment and functions of the Review Surveyor

4.1	The Review Surveyor shall be appointed by agreement between the Landlord and the Tenant or, failing such agreement, nominated by the President on the written application of either the Landlord or the Tenant.

4.2	The Review Surveyor shall:

4.2.1	act as an expert;

4.2.2	invite the Landlord and the Tenant to submit to him written representations and written counter-representations in respect of the other Party’s representations but he shall not be bound thereby and will be entitled to rely upon his own judgement and opinion; and

4.2.3	within 65 Business Days of his appointment or within such extended period as the Parties may agree give to the Landlord and the Tenant written notice of the amount of the Market Rent as determined by him.

5	Costs of reference to the Review Surveyor

5.1	The costs of any reference to the Review Surveyor shall be in the award of the Review Surveyor and failing such award the costs shall be payable by the Landlord and the Tenant in equal shares.

6	Appointment of new Review Surveyor

6.1	If the Review Surveyor dies, refuses to act or becomes unwilling or incapable of acting for any reason or fails to give notice of his determination within 65 Business

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Days of his appointment or, either the Landlord or the Tenant may request the President to discharge the Review Surveyor and paragraph 4.1 will then apply in relation to the appointment of a replacement and this procedure may be repeated as many times as necessary.

7	Interim payments pending determination

7.1	If the amount of the Reviewed Rent has not been agreed or determined by the Relevant Review Date the Tenant shall:

7.1.1	continue to pay the Rent at the rate applicable immediately before the Relevant Review Date;

7.1.2	pay the Landlord within 10 Business Days of the Decision Date the amount by which the Reviewed Rent for the Decision Period exceeds the Rent actually paid during the Decision Period (apportioned on a daily basis) together with interest at 3% per annum below the Interest Rate from the Relevant Review Date to the date of actual payment (inclusive).

8	Rent restrictions

8.1	If the Landlord’s right to collect review or increase the Rent at a Relevant Review Date is restricted or modified by any Legislation:

8.1.1	the operation of the provisions for review of the Rent shall be postponed to take effect on the first date or dates upon which such restriction or modification is removed and such date or dates shall for the purpose of this Lease be a Relevant Review Date;

8.1.2	the collection of any increase or increases in the Rent shall be postponed to take effect on the first date or dates that such increase or increases may be collected and/or retained in whole or in part and on as many occasions as shall be required to ensure the collection of the whole increase; and

8.1.3	until such restrictions or modifications are removed the Rent shall be the maximum sum from time to time permitted by such restriction or modification as may be applicable.

9	Memorandum of Reviewed Rent

9.1	Within 20 Business Days after the Reviewed Rent has been ascertained, the Landlord shall prepare memoranda recording the Reviewed Rent and the Parties (who will bear their own associated costs) will execute and exchange these and annex the same to this Lease and its counterpart.

10	Time not of the essence

10.1	For the purpose of this Schedule time shall not be of the essence.

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Lease

Executed by Mill Street
Partnership Management LLP as attorney to the Mill Street Partnership LLP acting by:

Member /s/ David Royce

Member /s/ Mark Cannell

Executed as a deed by
ViroPharma Limited acting by

Director /s/ Thierry Darcis

Director/Secretary /s/ Ian Hewitt

Executed as a deed on behalf of
ViroPharma Incorporated a company incorporated in Delaware by Vincent J. Milano being a person who in accordance with the laws of that territory is acting under the authority of the company:

Signatory /s/ Vincent J. Milano

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